SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No.     )
Filed by the Registrant	[X]
Filed by a party other than the Registrant	[ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PORT FINANCIAL CORP.
(Name of Registrant as Specified in Its Charter)

_______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[ ]	No fee required
[X]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Stock, par value $.01 per share

	(2)	Aggregate number of securities to which transaction applies: 5,288,101

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$285,557,454 (proposed aggregate cash payment to securityholders)

	(4)	Proposed maximum aggregate value of transaction: $285,557,454

	(5)	Total fee paid: $23,101.60

		[X]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

		(1)	Amount previously paid: _____________________________

		(2)	Form, Schedule or Registration Statement No.: _____________________________

		(3)	Filing party: _____________________________

		(4)	Date Filed: _____________________________

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May 30, 2003

Dear Fellow Shareholder:

      You are cordially invited to attend a special meeting of shareholders of Port Financial Corp., the holding company for Cambridgeport Bank, to be held at Port Financial's corporate headquarters, 1380 Soldiers Field Road, Brighton, Massachusetts, on Tuesday, July 1, 2003, beginning at 9:00 a.m., local time.

      The accompanying proxy materials provide important information concerning the proposed acquisition of Port Financial pursuant to an Agreement and Plan of Merger by and among Citizens Bank of Massachusetts, Citizens Financial Group, Inc. and Port Financial Corp.

      Please review these materials carefully, including the enclosed copy of the merger agreement.

      Approval of the merger agreement requires the affirmative vote of the holders of at least two-thirds of the shares of Port Financial's common stock outstanding and entitled to vote at the special meeting. Therefore, failure to return a properly executed proxy card or to vote at the special meeting will have the same effect as a vote against the merger agreement and the merger.

      The merger cannot be completed unless the shareholders of Port Financial approve and adopt the merger agreement and the parties receive all required regulatory approvals.

      THE BOARD OF DIRECTORS OF PORT FINANCIAL UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT. YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE.
Sincerely,

/s/ James B. Keegan

James B. Keegan Chairman and Chief Executive Officer

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Date:	Tuesday, July 1, 2003
Time:	9:00 a.m., local time
Place:	Main Office of Port Financial Corp. 1380 Soldiers Field Road Brighton, Massachusetts 02135

      At the special meeting, Port Financial will ask you to:

1.

Consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger dated as of April 17, 2003 by and among Citizens Bank of Massachusetts ("Citizens Bank"), Citizens Financial Group, Inc. (collectively, with Citizens Bank, "Citizens"), and Port Financial Corp., which provides for, among other things, (a) the merger of Port Financial with a newly created acquisition subsidiary of Citizens Bank, with Port Financial as the surviving corporation; (b) the payment of $54.00 cash per share for each share of common stock of Port Financial outstanding, other than certain excluded shares; and (c) the merger of Cambridgeport Bank, a subsidiary of Port Financial, with and into Citizens Bank pursuant to an agreement and plan of merger to be entered into by and among Port Financial, Cambridgeport Bank and Citizens Bank.

2.	Transact such other business as may properly be brought before the special meeting, or any adjournments or postponements of the special meeting.

      Any action may be taken on the foregoing proposals at the special meeting on the date specified above, or on any date or dates to which the special meeting may be adjourned or postponed.

      The board of directors has fixed the close of business on May 15, 2003 as the record date for determining the shareholders entitled to receive notice of and to vote at the special meeting and any adjournments or postponements of the special meeting. Only holders of shares of Port Financial common stock at the close of business on the record date will be entitled to receive notice of and to vote at the special meeting and any adjournments or postponements of the special meeting.

      In the event there are not sufficient votes to approve and adopt the merger agreement at the time of the special meeting, the special meeting may be adjourned or postponed in order to permit further solicitation of proxies by Port Financial.

      A majority in interest of the outstanding shares of common stock must be represented at the special meeting, in person or by proxy, to constitute a quorum for the transaction of business. The affirmative vote of the holders of at least two-thirds of the shares of Port Financial's common stock outstanding and entitled to vote at the special meeting will be required to approve and adopt the merger agreement.


      If the merger is approved by the shareholders at the meeting and completed by Port Financial, any shareholder (1) who files with Port Financial before the taking of the vote on the approval of the merger, written objection to the proposed merger stating that the shareholder intends to demand payment for the shareholder's shares of Port Financial common stock if the merger is completed and (2) whose shares are not voted in favor of the merger, has or may have the right to demand in writing from Port Financial, within twenty days after the date of the mailing to the shareholder of notice in writing that the merger has been completed, payment for the shareholder's shares and an appraisal of those shares. Port Financial and such shareholder shall in all cases have the rights and duties and shall follow the procedure set forth in sections 85 to 98, inclusive, of Chapter 156B of the General Laws of Massachusetts. These rights and duties are explained more fully in the accompanying proxy statement in the section "PROPOSED MERGER--Rights of Dissenting Shareholders."

By Order Of The Board Of Directors

/s/ James B. Keegan

James B. Keegan Chairman and Chief Executive Officer
Brighton, Massachusetts May 30, 2003

YOUR VOTE IS IMPORTANT. EVEN THOUGH YOU MAY PLAN TO ATTEND THE SPECIAL MEETING IN PERSON PLEASE COMPLETE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE SPECIAL MEETING AND DESIRE TO REVOKE YOUR PROXY AND VOTE IN PERSON YOU MAY DO SO.

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PORT FINANCIAL CORP.
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE [ ], 2003

      This proxy statement is first being mailed to shareholders of Port Financial Corp. on or about May 30, 2003.

SUMMARY TERM SHEET

      This summary term sheet highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the merger fully and for a more complete description of the legal terms of the merger, you should read carefully this entire document, including the merger agreement, a copy of which is included as APPENDIX A to this proxy statement, and the other documents to which we have referred you. You may obtain copies of our publicly filed reports and other information from the sources listed under the section "Where You Can Find More Information" on page 60. Page references are included in this summary term sheet to direct you to a more complete description of the topics.

      Throughout this proxy statement, "Port Financial" refers to Port Financial Corp., "Cambridgeport Bank" refers to Port Financial's wholly-owned banking subsidiary, Cambridgeport Bank, "Citizens" refers to Citizens Financial Group, Inc. and, unless the context otherwise provides, Citizens Bank of Massachusetts, a wholly-owned banking subsidiary of Citizens (except for directors' qualifying shares), which also is referred to as "Citizens Bank." Also, the merger between a newly-formed nonbank subsidiary of Citizens Bank and Port Financial is referred to as the "merger," the merger between Citizens Bank and Cambridgeport Bank is referred to as the "bank merger," the agreement and plan of merger, dated as of April 17, 2003, by and among Port Financial, Citizens Financial Group, Inc. and Citizens Bank is referred to as the "merger agreement," and the agreement and plan of merger to be entered into by and among Port Financial, Cambridgeport Bank and Citizens Bank is referred to as the "bank merger agreement."

THE PARTIES (PAGE 14)
*

PORT FINANCIAL CORP. is a Massachusetts corporation that was organized in 2000 to be a holding company for Cambridgeport Bank. Port Financial's principal executive offices are located at 1380 Soldiers Field Road, Brighton, MA 02135. Its telephone number for that location is (617) 779-8300. Cambridgeport Bank is a Massachusetts savings bank and wholly-owned subsidiary of Port Financial and is headquartered in Cambridge, Massachusetts. Cambridgeport Bank is a community-oriented bank providing retail and business customers with value-driven products and services to meet customer needs. Cambridgeport Bank offers a wide variety of deposit products, residential mortgage loans, commercial real estate loans, commercial loans and consumer loans to its customers in the cities and towns around Cambridge, Massachusetts. Cambridgeport Bank has a network of eleven full service banking offices and one telebanking center.

<PAGE 1

*

CITIZENS FINANCIAL GROUP, INC. is a registered bank holding company headquartered in Rhode Island and organized under the laws of Delaware. Its principal executive offices are located at One Citizens Plaza, Providence, Rhode Island 02903. Its telephone number for that location is (401) 456-7800. Through its banking subsidiaries, Citizens Financial Group, Inc. offers a wide range of retail and commercial banking services, including residential and commercial mortgage lending and construction loans, commercial loan and leasing services, trust services to businesses and individuals, retail investment services and international banking services. Citizens Financial Group, Inc.'s banking subsidiaries currently maintain over 850 branch offices in Rhode Island, Massachusetts, Connecticut, Delaware, New Hampshire, New Jersey and Pennsylvania. Citizens Financial Group, Inc. is a wholly-owned subsidiary of RBSG International Holdings Ltd., which in turn is a direct wholly-owned subsidiary of The Royal Bank of Scotland plc and an indirect subsidiary of The Royal Bank of Scotland Group plc, a public limited holding company incorporated in Great Britain and registered in Scotland with its headquarters in Edinburgh, Scotland and the fifth largest banking organization in the world.

*

CITIZENS BANK OF MASSACHUSETTS is an insured depository institution and a wholly owned subsidiary of Citizens Financial Group, Inc. (except for directors' qualifying shares). Its principal executive offices are located at 28 State Street, Boston, Massachusetts 02109, and its telephone number for that location is (617) 725-5500.

PORT FINANCIAL SHAREHOLDERS WILL RECEIVE $54.00 IN CASH FOR EACH SHARE OF PORT FINANCIAL COMMON STOCK (PAGE 28)

      Citizens and Port Financial propose a transaction in which Port Financial will become a wholly owned subsidiary of Citizens Bank. If the acquisition of Port Financial by Citizens Bank is completed, you will have the right to receive $54.00 in cash, without interest, for each share of Port Financial common stock that you own as of the effective time of the merger. Immediately after the merger, Cambridgeport Bank will be merged into Citizens Bank of Massachusetts. You will need to surrender your Port Financial stock certificates to receive the cash merger consideration, but you should not send us any certificates now. If the merger is completed, an exchange agent appointed by Citizens will send you detailed instructions on how to exchange your shares.

THE MERGER WILL BE TAXABLE FOR PORT FINANCIAL SHAREHOLDERS (PAGE 51)

      For U.S. federal income tax purposes, the merger will be treated as a sale to Citizens of all of the shares of Port Financial common stock. Each shareholder will recognize a gain or loss equal to the difference between the cash received and the adjusted tax basis in the shares exchanged. The gain or loss will be a capital gain or loss and will be long term if the shares have been held for more than one year or short term if the shares have been held for one year or less.

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      Tax matters are complicated, and the tax consequences of the merger may vary among shareholders. In addition, you may be subject to state, local or foreign tax laws that are not discussed in this proxy statement. You should therefore consult your own tax advisor for a full understanding of the state and federal tax consequences to you of the merger.

TREATMENT OF EQUITY-BASED AWARDS (PAGE 28)

      Each unexercised stock option to buy Port Financial common stock granted under Port Financial's 2000 Stock Option Plan will be cancelled and each holder of an unexercised stock option will be entitled to receive a cash payment in an amount equal to the number of shares subject to the stock option multiplied by the difference between $54.00 and the exercise price of the stock option, less any required withholding taxes. All unvested stock options will vest and become exercisable prior to the merger. All shares of restricted stock awarded under the 2000 Recognition and Retention Plan will immediately vest and be converted to a right to receive $54.00 per share, less any required withholding taxes, under the same procedures applicable to other shareholders.

WE HAVE RECEIVED AN OPINION FROM OUR FINANCIAL ADVISOR THAT THE CASH MERGER CONSIDERATION IS FAIR TO OUR SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW (PAGE 21)

      We have received the written opinion of our financial advisor, Sandler O'Neill & Partners, L.P. that, as of April 17, 2003 (the date on which Port Financial executed the merger agreement), the $54.00 cash merger consideration is fair to the holders of Port Financial common stock from a financial point of view. The opinion is included as APPENDIX B to this proxy statement. You should read this opinion completely to understand the assumptions made, matters considered and limitations of the review undertaken by Sandler O'Neill in providing its opinion. Sandler O'Neill's opinion does not constitute a recommendation to any shareholder as to how such shareholder should vote at the special meeting with respect to the merger or any other matter.

THE SPECIAL MEETING (PAGE 11)

      The special meeting will be held at 9:00 a.m., local time, on Tuesday, July 1, 2003, at Port Financial's corporate headquarters, 1380 Soldiers Field Road, Brighton, Massachusetts. At the special meeting, you will be asked to approve and adopt the merger agreement and to act on any other matters that may properly come before the special meeting.

RECORD DATE; VOTE REQUIRED (PAGE 11)

      You can vote at the special meeting if you owned shares of Port Financial common stock as of the close of business on May 15, 2003. On that date, there were 5,288,301 shares of Port Financial common stock outstanding. You will have one vote at the special meeting for each share of Port Financial common stock that you owned on that date. If you own Port Financial shares as a participant in Port Financial's employee stock ownership plan, the SBERA 401(k) Plan as adopted by Cambridgeport Bank or the 2000 Recognition and Retention Plan, you will receive separate voting materials for these shares.

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      The affirmative vote of the holders of at least two-thirds of the outstanding shares of Port Financial common stock is necessary to approve and adopt the merger agreement. Not voting, or failing to instruct your broker how to vote shares held for you in the broker's name, will have the same effect as voting against the merger agreement and the merger. Each of the directors and certain senior executive officers of Port Financial have agreed with Citizens to vote their shares of Port Financial common stock in favor of the merger agreement and the transactions contemplated thereby, including the merger. These individuals own in the aggregate approximately 5.3% of the outstanding shares of Port Financial common stock.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL AND ADOPTION OF THE MERGER AGREEMENT (PAGE 19)

      Based on the reasons described elsewhere in this proxy statement, Port Financial's board of directors believes that the merger is fair to you and in your best interests and unanimously recommends that you vote FOR the approval and adoption of the merger agreement.

CONDITIONS TO COMPLETING THE MERGER (PAGE 31)

      Completion of the merger depends on meeting a number of conditions, including the following:

*	shareholders of Port Financial must approve the merger agreement;

*

Citizens and Port Financial must receive all required regulatory approvals to complete the transactions contemplated by the merger agreement and those approvals must remain in full force and effect, and any waiting periods required by law must have passed;

*	there must be no injunction, order, decree or law prohibiting, materially restricting or making illegal the completion of the transactions contemplated by the merger agreement;

*

the representations and warranties of each of Citizens and Port Financial in the merger agreement must be true and correct in all material respects as of the date of the merger agreement and as of the effective time of the merger;

*	Citizens and Port Financial must have performed in all material respects all of their respective obligations required under the merger agreement;

*

no change in the business, assets, financial condition or results of operations of Port Financial or any of its subsidiaries shall have occurred which has had, or is reasonably likely to have, individually or in the aggregate, a material adverse effect on Port Financial and its subsidiaries taken as a whole;

*

the consent, approval or waiver of each person whose consent or approval is required in order to permit the lawful consummation of the merger and the bank merger shall have been obtained, and none of such consents, approvals or waivers shall contain any terms or conditions which would materially impair the value of Port Financial or Cambridgeport Bank to Citizens; and

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*

the shareholder agreements executed and delivered, as of the date of the merger agreement, by each member of Port Financial's board of directors and each of Port Financial's identified senior executive officers, and such shareholder agreements remain in full force and effect at the effective time of the merger.

      Unless prohibited by law, either Citizens or Port Financial could elect to waive any of the conditions for its benefit that have not been satisfied and complete the merger anyway. The parties cannot be certain whether or when any of the conditions to the merger will be satisfied, or waived where permissible, or that the merger will be completed.

TERMINATION OF THE MERGER AGREEMENT (PAGE 41)

The merger agreement may be terminated at any time (even after approval of the merger by the Port Financial shareholders) as follows:

*	by mutual written consent of the parties;

*

by Citizens or Port Financial if any required regulatory approval for the completion of the transactions contemplated by the merger agreement is not obtained, or if any governmental authority has issued a final order prohibiting the transactions;

*

by Citizens or Port Financial if the merger is not completed by January 17, 2004, unless the failure to complete the merger is due to the failure by the party seeking to terminate the merger agreement to perform its obligations under the merger agreement;

*

by Citizens or Port Financial if the other party materially breaches any of its representations, warranties, covenants or agreements under the merger agreement and the breach has not been cured within 30 days of written notice of the breach, provided that the terminating party is not then in material breach of the merger agreement;

*	by Citizens or Port Financial if the shareholders of Port Financial do not approve the merger agreement at the special meeting or any adjournment of that meeting; or

*

by Citizens, if the board of directors of Port Financial does not publicly recommend to its shareholders that they vote in favor of the merger agreement, the merger and the other contemplated transactions, or withdraws, modifies or amends its recommendation in a manner materially adverse to Citizens.

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TERMINATION FEE (PAGE 42)

      As a material inducement to Citizens to enter into the merger agreement, Port Financial agreed to pay Citizens a termination fee of $14,000,000 if:

*

Citizens terminates the merger agreement because the board of directors of Port Financial does not publicly recommend to its shareholders that they vote in favor of the merger agreement, the merger and the other contemplated transactions, or withdraws, modifies or amends its recommendation in a manner materially adverse to Citizens;

Citizens or Port Financial terminates the merger agreement because the shareholders of Port Financial do not approve the merger agreement at the special meeting or any adjournment of that meeting and the board of directors of Port Financial has not publicly recommended that the shareholders of Port Financial vote in favor of the approval of the merger agreement, the merger or the other contemplated transactions or has withdrawn, modified or amended its recommendation in a manner adverse to Citizens; or

*

Citizens or Port Financial terminates the merger agreement because the shareholders of Port Financial do not approve the merger agreement at the special meeting or any adjournment of that meeting and both:

*

within twelve (12) months of the termination, Port Financial enters into an agreement to engage in or there has otherwise occurred an acquisition transaction with any person other than Citizens or an affiliate of Citizens; and

*

at the time of the termination or event giving rise to the termination, it shall have been publicly announced that any person (other than Citizens or an affiliate of Citizens) shall have made, or disclosed an intention to make, a bona fide offer to engage in an acquisition transaction, or filed an application (or given a notice), whether in draft or final form, under the Bank Holding Company Act of 1956 or the Change in Bank Control Act of 1978, for approval to engage in an acquisition transaction.

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INTERESTS OF CERTAIN PERSONS IN THE MERGER (PAGE 43)

      Some of the directors and executive officers of Port Financial have agreements, stock options, restricted stock awards and other benefit plans or arrangements that provide them with interests in the merger that are different from, or in addition to, your interests. These interests arise from the merger agreement and because of rights under benefits and compensation plans or arrangements maintained by Port Financial or Cambridgeport Bank and, in the case of several officers, under employment or change of control agreements, and include the following:

*

the payment of cash amounts to three executive officers of Port Financial and twenty-four additional officers of Port Financial or Cambridgeport Bank (which total approximately $2.1 million for Mr. Keegan, $1.5 million for Ms. Lundquist, $585,000 for Mr. Jeffrey and $3.8 million for the twenty-four additional officers in aggregate) in connection with the settlement of their employment or change of control agreements by Port Financial upon consummation of the merger;

*

the payment of cash amounts under the Long-Term Incentive Plan and the Performance Incentive Plan totaling approximately $390,000 for Mr. Keegan, $255,667 for Ms. Lundquist, $147,333 for Mr. Jeffrey and $620,000 for all other officers in aggregate;

*

the vesting of all unvested stock options and shares of restricted stock granted under Port Financial's equity compensation plans prior to the consummation of the merger as contemplated by the merger agreement valued at approximately $5,447,625 for Mr. Keegan, $3,061,200 for Ms. Lundquist, $1,492,500 for Mr. Jeffrey, $6,699,343 for all other officers as a group (24 persons) and $4,495,059 for all non-employee directors as a group (9 persons);

*

the allocation under the Port Financial ESOP of any surplus shares of Port Financial common stock to participating employees including Port Financial officers following termination of the ESOP and the complete repayment of the outstanding ESOP loan balance upon consummation of the merger (it is anticipated that approximately $21.5 million will be allocated to the accounts of participating Port Financial employees);

*

benefits payable to four current or retired directors of Port Financial, pursuant to a Director Emeritus Consultation Plan maintained by Port Financial (consisting of no more than $36,000 to be paid to each of four persons);

*

accelerated payments under the Officers' Deferred Compensation Plan and Directors' Deferred Compensation Plan to participants in these plans of the amounts currently allocated to their accounts under these plans upon the plans' termination (currently amounting to $1,481,117 under the Officers' Deferred Compensation Plan and $436,483 under the Directors' Deferred Compensation Plan);

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*

payments under the Cambridgeport Bank 1999 Nonqualified Pension Plan to Mr. Keegan and Ms. Lundquist of approximately $2.9 million and $1.7 million, respectively ($2.1 million for Mr. Keegan and $534,000 for Ms. Lundquist were previously vested, accrued and payable in due course and would have eventually been paid regardless of the merger) and under the ESOP Restoration Plan to Mr. Keegan, Ms. Lundquist and Mr. Jeffrey of approximately $887,000, $337,000 and $21,000, respectively (approximately $147,636, $58,320 and $7,398 of these respective amounts were previously accrued and would eventually have been paid regardless of a merger transaction);

*

the appointment of James B. Keegan, Chairman and Chief Executive Officer of Port Financial, to the board of directors of Citizens Bank of Massachusetts following the merger. Citizens has also agreed to provide an office and administrative support to Mr. Keegan at its corporate offices. It is also anticipated that Mr. Keegan will assist Citizens Bank with community relations, transition services and certain charities. In return for these services and the services as a director and committee member, Citizens Bank has indicated that it will pay Mr. Keegan fees in the amount of $100,000 per year;

*

Citizens' agreement to provide indemnification arrangements for, among others, directors and officers of Port Financial (including its subsidiaries) and to maintain directors' and officers' indemnification insurance for such persons for a period of six years following the merger; and

*	Port Financial's agreement to implement, in consultation with Citizens, a retention bonus plan to provide for retention incentives in an aggregate amount not in excess of $175,000 for employees of Port Financial and its subsidiaries, as approved by Citizens, which is intended to help retain key employees through the merger.

      The board of directors of Port Financial was aware of these factors and considered them in approving the merger and the merger agreement.

REGULATORY APPROVALS (PAGE 53)

      To complete the merger and the bank merger, the parties and their affiliates need to obtain the consent or prior approval of or give notice to various regulators, including without limitation, the Federal Deposit Insurance Corporation, or the FDIC, Massachusetts bank regulatory authorities and the Board of Governors of the Federal Reserve System. The U.S. Department of Justice may provide input into the approval process of federal banking agencies and will have no less than 15 and up to 30 days following any approval by a federal banking agency to challenge the approval on antitrust grounds. Citizens and Port Financial have filed all necessary applications and notices with applicable regulatory agencies. Citizens and Port Financial cannot predict, however, whether or when the remaining required regulatory approvals will be obtained.

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      Citizens also has sought the prior approval of the Federal Reserve Board and the Massachusetts Board of Bank Incorporation, or the Massachusetts Board, to hold, as a passive investment, Port Financial's investment in and up to 9.99% of the voting securities of Cambridge Bancorp and Cambridge Trust Company. These approvals are not a condition to the closing of the merger or the bank merger.

DISSENTERS' RIGHTS (PAGE 49)

      Any Port Financial shareholder entitled to vote at the special meeting and who objects to the merger may demand payment for his or her shares and an appraisal of those shares upon compliance with the applicable provisions of sections 85 to 98, inclusive, of Chapter 156B of the General Laws of Massachusetts. These provisions are attached as APPENDIX C to this proxy statement.

FORWARD-LOOKING STATEMENTS--CAUTIONARY STATEMENTS

      This proxy statement and the documents incorporated by reference into this proxy statement contain forward-looking statements and information with respect to the financial condition, results of operations, plans, objectives, future performance, business and other matters relating to Port Financial or the merger that are based on the beliefs of, as well as assumptions made by and information currently available to, Port Financial's management. When used in this proxy statement, the words "anticipate," "believe," "estimate," "expect" and "intend" and words or phrases of similar import are intended to identify forward-looking statements. These statements reflect the current view of Port Financial with respect to future events and are subject to risks, uncertainties and assumptions that include, without limitation, the risk factors set forth in Port Financial's 2002 Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, or the SEC, the risk that the merger will not be completed and risks associated with competitive factors, general economic conditions, geographic credit concentration, customer relations, interest rate volatility, governmental regulation and supervision, defaults in the repayment of loans, changes in volume of loan originations, and changes in industry practices. Should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in this proxy statement as anticipated, believed, estimated, expected or intended.

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INTRODUCTION

      This proxy statement is furnished to the shareholders of Port Financial in connection with the solicitation of proxies by Port Financial's board of directors for use at the special meeting of shareholders of Port Financial to be held at Port Financial's corporate headquarters, 1380 Soldiers Field Road, Brighton, Massachusetts, on July 1, 2003 at 9:00 a.m., and at any adjournments or postponements of the special meeting.

      At the special meeting, shareholders of Port Financial will be asked to consider and approve and adopt the merger agreement and to transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting. A copy of the merger agreement is attached to this proxy statement as APPENDIX A.

      At the effective time of the merger, each share of Port Financial common stock issued and outstanding immediately prior to the effective time (except for any dissenting shares and other excluded shares) will be canceled and converted automatically into the right to receive from Citizens Bank an amount equal to $54.00 in cash, without interest.

      The merger will become effective when articles of merger, executed in accordance with the relevant provisions of the Massachusetts Business Corporation Law, are filed with the Secretary of the Commonwealth of Massachusetts (or such later time as may set forth in the articles of merger by the parties), which will not be done unless and until all conditions to the obligations of the parties to consummate the merger are satisfied or waived where permissible. See "-Conditions to the Merger," beginning on page 31. Although no assurance can be given in this regard, it is anticipated that the merger will become effective in the third quarter of 2003.

      After the completion of the merger, holders of certificates that prior to the merger represented issued and outstanding shares of Port Financial common stock will have no rights with respect to those shares except for the right to surrender the certificates for the merger consideration. After the completion of the merger, holders of shares of Port Financial common stock will have no continuing equity interest in Port Financial or Citizens and, therefore, will not share in future earnings, dividends or growth of Port Financial or Citizens.

      Immediately after the merger, the bank merger is expected to be completed; thereby, terminating the separate legal existence of Cambridgeport Bank. Port Financial may thereafter be liquidated.

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THE SPECIAL MEETING

DATE, PLACE AND TIME

      The special meeting of shareholders of Port Financial will be held at Port Financial's corporate headquarters, 1380 Soldiers Field Road, Brighton, Massachusetts, on Tuesday, July 1, 2003, at 9:00 a.m. local time.

RECORD DATE

      The close of business on May 15, 2003 has been fixed as the record date for determining the shareholders of Port Financial entitled to receive notice of and to vote at the special meeting and any adjournment or postponement of the special meeting. There were 5,288,301 shares of common stock outstanding as of the record date.

QUORUM

      A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the special meeting, a quorum will exist. Port Financial will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the special meeting and any adjournment or postponement of the special meeting but will not be counted in the voting on the proposal.

VOTING RIGHTS

      You are entitled to one vote at the special meeting for each share of the common stock of Port Financial that you owned as of record at the close of business on May 15, 2003. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

      You may vote your shares at the special meeting in person or by proxy. To vote in person, you must attend the special meeting and obtain and submit a ballot, which Port Financial will provide to you at the special meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal to approve and adopt the merger agreement.

      If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this proxy statement, Port Financial knows of no other matters that may be presented at the special meeting, other than those listed in the notice of special meeting.

VOTE REQUIRED

      The merger agreement must be approved and adopted by the affirmative vote of the holders of at least two-thirds of the shares of common stock issued, outstanding and entitled to vote thereon. Each of the directors and the identified senior executive officers of Port Financial have agreed with Citizens to vote their shares of Port Financial

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common stock in favor of the merger agreement and the transactions contemplated by the merger agreement, including the merger. These individuals collectively own approximately 5.3% of the outstanding shares of Port Financial common stock.

      As of the close of business on the record date for the special meeting, neither Citizens nor, to the knowledge of Citizens, any of its directors and executive officers, beneficially owned any shares of Port Financial common stock.

VOTING AND REVOCATION OF PROXIES

      Common stock represented by properly executed proxies received by Port Financial and not revoked will be voted at the special meeting in accordance with the instructions contained in the proxies. If there are no instructions, properly executed proxies will be voted FOR the proposal to approve and adopt the merger agreement.

      Port Financial intends to count the shares of common stock present in person at the special meeting but not voting and shares of common stock for which it has received proxies, but the holders of these shares have abstained on any matter, as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of business at the special meeting. However, these nonvoting shares and abstentions will not be counted as votes cast for purposes of determining whether the merger agreement has been approved and adopted. Since the merger agreement must be approved and adopted by the affirmative vote of two-thirds of the common stock issued and outstanding, these non-voting shares and abstentions will have the same effect as votes against the merger agreement.

      In addition, brokers who hold shares in street name for customers who are the beneficial owners of these shares are prohibited from giving a proxy to vote shares in favor of the approval of the merger agreement without instructions from the customers who beneficially own the shares. Accordingly, the failure of these customers to provide voting instructions to their broker will result in those shares not being voted, which will have the same effect as votes against the merger agreement.

      In the event there are not sufficient votes to approve the merger agreement before or at the special meeting, the special meeting may be adjourned or postponed in order to permit further solicitation of proxies by Port Financial.

      A shareholder of record may revoke a proxy by:

(1)	filing a written notice of revocation with Jane L. Lundquist, Clerk of Port Financial, at Port Financial Corp., 1380 Soldiers Field Road, Brighton, Massachusetts 02135;

(2)	filing a properly signed proxy bearing a later date; or


(3)

appearing at the special meeting in person, notifying the Clerk and voting by ballot at the special meeting. The mere presence of a shareholder at the special meeting (without notification of revocation to the Clerk) will not, by itself, automatically revoke a shareholder's proxy.

      At this time, Port Financial's board of directors is not aware of any business that may properly be presented at the special meeting other than the proposal to approve and adopt the merger agreement. However, if further business is properly presented, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment. Unless otherwise provided by Port Financial's Articles of Organization or Bylaws or by law, other matters will be approved by a majority of the votes cast in favor of such matters.

SOLICITATION OF PROXIES

      This proxy statement is furnished in connection with the solicitation of proxies by Port Financial's board of directors for use at the special meeting or any adjournment or postponement of the special meeting. The cost of solicitation of proxies by the board of directors will be borne by Port Financial. In addition to the solicitation of proxies by mail, the directors, officers and employees of Port Financial and Cambridgeport Bank may also solicit proxies personally or by telephone, telecopier, or similar means without compensation other than reimbursement by Port Financial for their actual expenses. Port Financial also will request persons, firms and corporations holding shares which are beneficially owned by others to send proxy materials to and obtain proxy instructions from those beneficial owners. Port Financial will reimburse those holders for their reasonable out-of-pocket expenses. Port Financial also has retained Georgeson Shareholder, a proxy soliciting firm, to assist in the solicitation of proxies at a fee of $7,500 plus reimbursement of reasonable out of pocket expenses.


THE MERGER

      This section of the proxy statement describes the material aspects of the merger agreement. A copy of the merger agreement is attached to this proxy statement as APPENDIX A. Shareholders are urged to read the merger agreement carefully and in its entirety.

THE PARTIES

      PORT FINANCIAL CORP., or Port Financial, is a Massachusetts corporation that was organized in 2000 to be a holding company for Cambridgeport Bank. Port Financial's principal executive offices are located at 1380 Soldiers Field Road, Brighton, MA 02135. Its telephone number for that location is (617) 779-8300. Cambridgeport Bank is a Massachusetts savings bank and a wholly-owned subsidiary of Port Financial and is headquartered in Cambridge, Massachusetts. Cambridgeport Bank is a community-oriented bank providing retail and business customers with value-driven products and services to meet customer needs. Cambridgeport Bank offers a wide variety of deposit products, residential mortgage loans, commercial real estate loans, commercial loans and consumer loans to its customers in the cities and towns around Cambridge, Massachusetts. Cambridgeport Bank has a network of eleven full service banking offices and one telebanking center.

      CITIZENS FINANCIAL GROUP, INC. is a registered bank holding company headquartered in Rhode Island and organized under the laws of Delaware. Its principal executive offices are located at One Citizens Plaza, Providence, Rhode Island 02903. Its telephone number for that location is (401) 456-7800. Through its banking subsidiaries, Citizens Financial Group, Inc. offers a wide range of retail and commercial banking services, including residential and commercial mortgage lending and construction loans, commercial loan and leasing services, trust services to businesses and individuals, retail investment services and international banking services. Citizens Financial Group, Inc.'s banking subsidiaries currently maintain over 850 branch offices in Rhode Island, Massachusetts, Connecticut, Delaware, New Hampshire, New Jersey and Pennsylvania. Citizens Financial Group, Inc. is a wholly-owned subsidiary of RBSG International Holdings Ltd., which in turn is a direct wholly-owned subsidiary of The Royal Bank of Scotland plc and an indirect subsidiary of The Royal Bank of Scotland Group plc, a public limited holding company incorporated in Great Britain and registered in Scotland with its headquarters in Edinburgh, Scotland and the fifth largest banking organization in the world.

      CITIZENS BANK OF MASSACHUSETTS is an insured depository institution and a wholly owned subsidiary of Citizens Financial Group, Inc. (except for directors' qualifying shares). Its principal executive offices are located at 28 State Street, Boston, Massachusetts 02109, and its telephone number for that location is (617) 725-5500.


BACKGROUND OF THE MERGER

      Since its conversion to a public company on April 11, 2000, Port Financial's board of directors and senior management have considered and implemented various business strategies available to Port Financial, including strategies associated with enhancing shareholder value and remaining an independent community-oriented bank. Port Financial's Chairman and Chief Executive Officer, James B. Keegan, has also from time to time received informal inquiries and discussed generally with investment bankers and senior management of other banking institutions the possibility of strategic transactions as a way to enhance shareholder value. In addition, from time to time, Port Financial's legal counsel, Thacher Proffitt & Wood, has advised the board of directors on its fiduciary obligations to the shareholders of Port Financial in connection with the implementation of Port Financial's independent business plan and the consideration of a potential strategic transaction.

      In the summer and fall of 2002, senior management and the board of directors held a series of meetings with outside financial advisors and legal counsel to review market trends and competitive challenges facing Port Financial. At that time, Thacher Proffitt also advised Port Financial's board of directors and management that because fewer than three years had passed since its conversion to stock form, regulations promulgated by the Massachusetts Commissioner of Banks limited the activities in which potential acquirors would be permitted to engage in connection with discussions of potential strategic transactions.

      During September and October of 2002, Mr. Keegan was contacted by representatives of Citizens and three other financial institutions about possible strategic transactions with Port Financial. These inquiries were preliminary in nature and the parties did not pursue the matter further at that time.

      In early November 2002, Mr. Lawrence K. Fish, Chairman, President and Chief Executive Officer of Citizens, arranged a meeting with Mr. Keegan. The meeting, held on November 6, 2002, was introductory in nature and focused on the banking industry in general and the Boston market in particular. During the meeting, Mr. Fish advised Mr. Keegan that Citizens would be an interested buyer should Port Financial ever decide to sell. Mr. Keegan advised Mr. Fish that Port Financial currently intended to continue implementing its independent business plan.

      On November 18, 2002, Mr. Keegan and Jane L. Lundquist, President of Port Financial, met with the President and Chief Executive Officer of a financial institution and other members of the management team of this second financial institution. At this meeting, management of this second financial institution discussed its franchise and expressed the second financial institution's interest in exploring a possible business combination with Port Financial.

      In early December 2002, Mr. Keegan, Ms. Lundquist and Mr. Charles D. Jeffrey, Senior Vice President and Chief Financial Officer of Port Financial, met with representatives of Sandler O'Neill and a representative of Thacher Proffitt to discuss Port Financial's strategic options. These options were discussed with the board of directors of Port Financial at its December 17, 2002 meeting. Representatives of Sandler O'Neill and Thacher Proffitt attended the meeting and participated in the discussion. At this meeting, the board of directors did not determine to


actively pursue a sale of the company, but authorized management to be receptive to unsolicited inquiries about a possible transaction. Later that afternoon, Mr. Keegan called Mr. Fish to inform him that Port Financial would be willing to have further preliminary discussions with Citizens, but did not wish to do so until after Port Financial's financial results for the 4th quarter of 2002 were publicly announced in January 2003.

      In early January 2003, Mr. Keegan was contacted by the President and Chief Executive Officer of a third financial institution in order to arrange a meeting to discuss generally the possibility of exploring a transaction between this third financial institution and Port Financial. The meeting was held on January 14, 2003. No specific price was discussed at the meeting. Mr. Keegan informed the third financial institution's President and Chief Executive Officer that Port Financial would be willing to continue such informal discussion with the third financial institution, but did not wish to do so until after its financial results for the 4th quarter of 2002 were publicly announced in January, 2003.

      Also in January 2003, Sandler O'Neill contacted Mr. Keegan and informed him that a fourth financial institution would like to meet with him to discuss a possible strategic transaction. On January 17, 2003, Mr. Keegan, Ms. Lundquist and a representative of Sandler O'Neill met with officers of the fourth financial institution to discuss generally the concept of a possible strategic transaction. No specific price was discussed at the meeting. After the meeting, a representative of Sandler O'Neill informed the President and Chief Executive Officer of the fourth financial institution that Port Financial would be willing to continue discussions with the fourth financial institution, but did not wish to do so until after its financial results for the 4th quarter of 2002 were publicly announced in January, 2003.

      Port Financial issued a press release announcing its 4th quarter and year end results on January 22, 2003. The closing price of Port Financial's common stock on the Nasdaq National Market on January 22, 2003 was $47.30 per share. Shortly after this date, the President and Chief Executive Officer of the third financial institution telephoned Mr. Keegan and informed Mr. Keegan that the third financial institution was interested in acquiring Port Financial and that, at that time, the third financial institution would not be in a position to offer more than $50.00 per share, a portion of which would be paid in cash and a portion in stock.

      On January 28, 2003, Mr. Keegan and Ms. Lundquist briefed the board of directors of Port Financial on the various meetings and discussions with the various interested financial institutions. At this meeting, the board of directors discussed with the representatives from Sandler O'Neill the state of the banking industry and acquisition prices generally prevailing in the market and Port Financial's position relative to its peers. The board of directors also received an overview of the financial condition of the third financial institution, a general assessment of the proposed form of consideration and an assessment of the third financial institution's ability to complete a transaction on the terms proposed. A representative of Thacher Proffitt reviewed the fiduciary obligations of Port Financial's board of directors to the shareholders of Port Financial in connection with the Board's consideration of whether Port Financial should remain independent or agree to pursue discussions with the third financial institution regarding a potential business combination transaction. At the conclusion of the meeting, Port Financial's board of directors decided not to actively pursue discussions with the third financial institution, based primarily on the proposed price indicated.


      Mr. Keegan and Ms. Lundquist met with Mr. Fish on January 31, 2003. Mr. Fish advised Mr. Keegan and Ms. Lundquist that Citizens would be interested in exploring a potential acquisition of Port Financial and indicated that Citizens would likely be prepared to pay a financially attractive price in an all cash transaction. Mr. Fish discussed the pricing methodology that Citizens used in evaluating acquisition candidates, but did not discuss a specific price for Port Financial.

      On February 3, 2003, Mr. Keegan and Ms. Lundquist had a meeting with officers of the fourth financial institution that had been initiated by the fourth financial institution. A second meeting of those parties was held on February 6, 2003. The second meeting was also attended by a representative of Sandler O'Neill. At these meetings, management of the fourth financial institution discussed the fourth financial institution's franchise with Port Financial.

      Mr. Keegan and Ms. Lundquist met with Mr. Fish and Mr. Bradford Kopp, a Group Executive Vice President of Citizens on March 3, 2003. Mr. Fish and Mr. Kopp advised Mr. Keegan and Ms. Lundquist that Citizens' pricing methodology preliminarily indicated a valuation of Port Financial equal to $54.00 per share. Mr. Fish and Mr. Kopp emphasized that Citizens' experience in acquiring other financial institutions and its "outstanding" Community Reinvestment Act rating could result in timely receipt of required regulatory approvals and could minimize the risk that any potential transaction would not close.

      On March 5, 2003, Mr. Keegan, Ms. Lundquist and Mr. Jeffrey met with officers of the fourth financial institution to discuss a potential transaction. The fourth financial institution indicated that, although it was still evaluating the potential price it would pay for Port Financial, based on its preliminary analysis, the fourth financial institution did not believe the price would meet Port Financial's expectations. No specific pricing information was discussed, but the fourth financial institution discussed the structure of such a transaction, including the post-transaction status of Cambridgeport Bank and its management.

      The board of directors of Port Financial held a special meeting on March 7, 2003 to discuss the preliminary expression of interest from Citizens and the status of discussions with the second financial institution and the fourth financial institution. At this meeting, representatives of Sandler O'Neill presented an overview of the financial condition of Citizens and reviewed Citizens' preliminary expression of interest with the board of directors. In addition, a representative of Thacher Proffitt reviewed for the board of directors the fiduciary obligations of the board of directors to the shareholders of Port Financial in connection with their consideration of a potential strategic transaction. Following these presentations, the board of directors discussed the potential benefits of a business combination to Port Financial and its shareholders, as well as Port Financial's financial condition and prospects for Port Financial as an independent company. After discussion, the board of directors authorized Sandler O'Neill to contact Citizens and inquire about the willingness of Citizens to increase the price of its expression of interest. A representative of Sandler O'Neill telephoned Mr. Fish to inquire whether Citizens was willing to increase its expression of interest.

      On March 10, 2003, Mr. Keegan met with the President and Chief Executive Officer of the second financial institution. Mr. Keegan informed the President and Chief Executive Officer of the second financial institution that Port Financial had received inquiries from other banking


institutions and that, if the second financial institution wished to proceed with a strategic transaction with Port Financial, it needed to move quickly. They also discussed the risks involved in executing a transaction between the two banks.

      On March 14, 2003, Mr. Fish telephoned Sandler O'Neill to inform Sandler O'Neill that Citizens was not willing to reevaluate the pricing methodology that resulted in a valuation of $54.00 per share for Port Financial and that Citizens would not be willing to increase its valuation any further. A representative of Sandler O'Neill telephoned Mr. Keegan and a representative of Thacher Proffitt to inform them of his discussion with Mr. Fish.

      At its regularly scheduled March 18, 2003 meeting, the board of directors of Port Financial discussed Port Financial's strategic alternatives. Representatives of Sandler O'Neill and Thacher Proffitt attended the meeting. At this meeting, Sandler O'Neill made a presentation to the board which included an analysis of a potential transaction with Citizens, a summary of merger transactions in the banking industry for comparable sized institutions, valuation analyses and other financial information relevant to the consideration of Citizens' preliminary expression of interest, and counsel discussed the board's legal duties in connection with a potential transaction. Following these presentations and discussion, the board of directors authorized Port Financial to proceed with the due diligence process and to commence negotiations regarding a definitive agreement for a potential transaction to the extent that these activities would be consistent with applicable law. Shortly after the meeting, the President and Chief Executive Officer of the fourth financial institution telephoned Sandler O'Neill to inform it that the fourth financial institution was no longer interested in a transaction with Port Financial.

      The closing price of Port Financial's common stock on the Nasdaq National Market on April 11, 2003 was $48.65 per share. On April 12, 2003, Port Financial and Citizens entered into a confidentiality agreement pursuant to which Citizens agreed to keep confidential any material non-public information it received from Port Financial.

      From April 12, 2003 through April 13, 2003, Citizens conducted financial, business, regulatory and legal due diligence on Port Financial at the offices of its legal counsel. Beginning on April 12, 2003, the management of Port Financial and Citizens and their respective financial and legal advisers participated in discussions on various issues relating to the proposed transaction.

      From April 13, 2003 through April 16, 2003, legal counsel for both Port Financial and Citizens, together with the parties and their representatives, negotiated the merger agreement and related documents.

      On April 16, 2003, the board of directors of Port Financial held a special meeting to consider the proposed transaction with Citizens. Also attending the meeting were representatives of Sandler O'Neill and Thacher Proffitt and Mr. Jeffrey. Current versions of the merger agreement and related documents had been distributed to the board of directors on the day prior to the meeting. At this meeting, representatives of Sandler O'Neill reviewed with the board of directors an updated financial analysis of the proposed transaction with Citizens. A representative of Thacher Proffitt reviewed with the board of directors the terms of the proposed merger agreement and related documents and discussed the interests of certain parties in the


transaction, including the board of directors and management. Thacher Proffitt also reviewed the fiduciary obligations of the board of directors to the shareholders of Port Financial in connection with their consideration of a potential strategic transaction.

      Following the close of the Nasdaq National Market on April 16, 2003, the board of directors held a special meeting by telephone at which representatives of Sandler O'Neill and Thacher Proffitt were present. During this meeting, Sandler O'Neill delivered its oral opinion to the Port Financial board of directors, subsequently confirmed in writing, that as of such date the cash consideration to be received in the merger was fair to the holders of Port Financial common stock from a financial point of view, and counsel briefed the board on final negotiations concerning the merger agreement and related matters. Following review by the Port Financial board of directors of the foregoing matters, the Port Financial board unanimously approved the merger agreement and the transactions contemplated by the merger agreement. Port Financial and Citizens issued a joint press release announcing the transaction early on Thursday, April 17, 2003.

REASONS FOR THE MERGER; RECOMMENDATION OF THE BOARD OF DIRECTORS

      The Port Financial board has unanimously approved the merger agreement and unanimously recommends that Port Financial shareholders vote FOR approval and adoption of the merger agreement.

      The Port Financial board has determined that the merger is fair to, and in the best interests of, Port Financial and its shareholders. In approving the merger agreement, the Port Financial board consulted with Sandler O'Neill with respect to the fairness of the merger consideration to the holders of Port Financial common stock from a financial point of view and Thacher Proffitt, as to its legal duties and the terms of the merger agreement. In arriving at its determination, the Port Financial board also considered a number of factors, including the following:

*	the board's familiarity with and review of information concerning the business, results of operations, financial condition, competitive position and future prospects of Port Financial;

*

the current and prospective environment in which Port Financial operates, including national, regional and local economic conditions, the competitive environment for banks and other financial institutions generally and the increased regulatory burdens on financial institutions generally and the trend toward consolidation in the banking industry and in the financial services industry;

*

the financial presentation of Sandler O'Neill and the opinion of Sandler O'Neill that, as of the date of such opinion, the merger consideration of $54.00 in cash per share was fair, from a financial point of view, to the holders of Port Financial common stock;


*

results that could be expected to be obtained by Port Financial if it continued to operate independently, and the likely benefits to shareholders of such course, as compared with the value of the merger consideration being offered by Citizens;

*	the ability of Citizens to pay the aggregate merger consideration and to receive the requisite regulatory approvals in a timely manner;

*

the fact that the consideration to be received in the merger is cash, thus eliminating any uncertainty in valuing the merger consideration to be received by Port Financial shareholders, and that this consideration would result in a fully-taxable transaction to Port Financial shareholders;

*

its assessment, based in part on discussions with Sandler O'Neill, that it currently was unlikely that another acquiror had both the willingness and the financial capability to offer to acquire Port Financial at a price which was materially higher than that being offered by Citizens;

*

the terms and conditions of the merger agreement, including the parties' respective representations, warranties, covenants and other agreements, the conditions to closing, a provision which permits Port Financial's board of directors, in the exercise of its fiduciary duties, under certain conditions, to furnish information to, or engage in negotiations with, a third party which has submitted a bona fide unsolicited written proposal to acquire Port Financial and a provision providing for Port Financial's payment of a termination fee to Citizens if the merger agreement is terminated under certain circumstances and the effect such termination fee could have on a third party's decision to propose a merger or similar transaction to Port Financial at a higher price than that contemplated by the merger;

*

the effects of the merger on Port Financial's depositors and customers and the communities served by Port Financial, which was deemed to be favorable given that they would be served by a geographically diversified organization which had greater resources than Port Financial;

*

Citizens' "outstanding" CRA rating and the establishment of a charitable foundation for the benefit of Cambridge, Massachusetts and the other markets served by Port Financial and Cambridgeport Bank, with initial assets of $5,000,000; and

*

the effects of the merger on Port Financial's employees, including the prospects for employment with a large, growing organization such as Citizens and the severance and other benefits agreed to be provided by Citizens to employees whose employment was terminated in connection with the merger.


      The discussion and factors considered by the Port Financial board is not intended to be exhaustive, but includes all material factors considered. In approving the merger agreement, the Port Financial board did not assign any specific or relative weights to any of the foregoing factors and individual directors may have weighted factors differently.

OPINION OF PORT FINANCIAL'S FINANCIAL ADVISOR

      By letter agreement dated as of March 7, 2003, Port Financial retained Sandler O'Neill as an independent financial advisor in connection with Port Financial's consideration of a possible business combination involving Port Financial and a second party. Sandler O'Neill is a nationally recognized investment banking firm whose principal business specialty is financial institutions. In the ordinary course of its investment banking business, Sandler O'Neill is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. Sandler O'Neill has acted as an independent financial advisor to Port Financial in connection with Port Financial's general strategic planning and analyses since early 2002.

      Sandler O'Neill acted as financial advisor to Port Financial in connection with the proposed merger with Citizens and participated in certain of the negotiations leading to the merger agreement. At the request of the Port Financial board of directors, representatives of Sandler O'Neill attended the April 16, 2003 meeting at which the board of directors considered the merger and approved the merger agreement. At the April 16th meeting, Sandler O'Neill delivered to the Port Financial board of directors its oral opinion, subsequently confirmed in writing on April 17, 2003, that, as of such date, the merger consideration was fair to Port Financial shareholders from a financial point of view.

      The full text of Sandler O'Neill's opinion is attached as Appendix B to this proxy statement. The opinion outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler O'Neill in rendering the opinion. The description of the opinion set forth below is qualified in its entirety by reference to the opinion. Port Financial shareholders are urged to read the opinion carefully and in its entirety in connection with their consideration of the proposed merger.

      Sandler O'Neill's opinion speaks only as of the date of the opinion. Sandler O'Neill's opinion was directed to the Port Financial board of directors and was provided to the board of directors for its information in considering the merger. The opinion is directed only to the fairness of the merger consideration to Port Financial shareholders from a financial point of view. It does not address the underlying business decision of Port Financial to engage in the merger or any other aspect of the merger and is not a recommendation to any Port Financial shareholder as to how such shareholder should vote at the special meeting with respect to the merger or any other matter.


      In connection with rendering its opinion, Sandler O'Neill reviewed and considered, among other things:

(1)	the merger agreement and certain of the exhibits and schedules to the merger agreement;

(2)	publicly available financial statements and other historical financial information of Port Financial that they deemed relevant;

(3)	publicly available historical financial information of Citizens that they deemed relevant;

(4)

internal financial projections for Port Financial for the year ending December 31, 2003 prepared by and reviewed with management of Port Financial and the views of senior management of Port Financial, based on limited discussions with them, regarding Port Financial's business, financial condition, results of operations and prospects;

(5)	the views of senior management of Citizens, based on limited discussions with representatives of senior management, regarding Citizens financial condition and prospects;

(6)

the publicly reported historical price and trading activity for Port Financial's common stock, including a comparison of certain financial and stock market information for Port Financial with similar publicly available information for certain other companies the securities of which are publicly traded;

(7)	the financial terms of certain recent business combinations in the savings institution industry, to the extent publicly available;

(8)	the current market environment generally and the banking environment in particular; and

(9)	such other information, financial studies, analyses and investigations and financial, economic and market criteria as they considered relevant.

      In performing its reviews and analyses and in rendering its opinion, Sandler O'Neill assumed and relied upon the accuracy and completeness of all the financial information, analyses and other information that was publicly available or otherwise furnished to, reviewed by or discussed with it and further relied on the assurances of management of Port Financial and Citizens that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. Sandler O'Neill was not asked to and did not undertake an independent verification of the accuracy or completeness of any of such information and they did not assume any responsibility or liability for the accuracy or completeness of any of such information. Sandler O'Neill did not make an independent evaluation or appraisal of the assets, the collateral securing assets or the liabilities, contingent or otherwise, of Port Financial or Citizens or any of their respective subsidiaries, or the collectibility of any such assets, nor was it furnished with any such evaluations or appraisals. Sandler O'Neill is not an expert in the


evaluation of allowances for loan losses and it has not made an independent evaluation of the adequacy of the allowance for loan losses of Port Financial or Citizens or any of their subsidiaries, nor has it reviewed any individual credit files relating to Port Financial or Citizens or any of their subsidiaries. With Port Financial's consent, Sandler O'Neill has assumed that the respective allowances for loan losses for both Port Financial and Citizens and their respective subsidiaries are adequate to cover such losses. In addition, Sandler O'Neill has not conducted any physical inspection of the properties or facilities of Port Financial or Citizens or any of their subsidiaries.

      Sandler O'Neill's opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of its opinion. Sandler O'Neill assumed, in all respects material to its analysis, that all of the representations and warranties contained in the merger agreement and all related agreements are true and correct, that each party to such agreements will perform all of the covenants required to be performed by such party under such agreements and that the conditions precedent in the merger agreement are not waived. Sandler O'Neill also assumed, with Port Financial's consent, that there has been no material change in Port Financial's or Citizens' assets, financial condition, results of operations, business or prospects since the date of the last financial statements made available to them and that Port Financial and Citizens will remain as going concerns for all periods relevant to its analyses.

      In rendering opinion, Sandler O'Neill performed a variety of financial analyses. The following is a summary of the material analyses performed by Sandler O'Neill, but is not a complete description of all the analyses underlying Sandler O'Neill's opinion. The summary includes information presented in tabular format. In order to fully understand the financial analyses, these tables must be read together with the accompanying text. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Sandler O'Neill believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses considered without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no company included in Sandler O'Neill's comparative analyses described below is identical to Port Financial and no transaction is identical to the merger. Accordingly, an analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values or merger transaction values, as the case may be, of Port Financial or the companies to which it is being compared.

      The earnings projections for Port Financial relied upon by Sandler O'Neill in its analyses were based upon internal projections provided by Port Financial's management for the year ended December 31, 2003. With respect to such financial projections, Port Financial's management confirmed to Sandler O'Neill that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management of the future


financial performance of Port Financial and Sandler O'Neill assumed for purposes of its analyses that such performance would be achieved. Sandler O'Neill expressed no opinion as to such financial projections or the assumptions on which they were based. The financial projections furnished to Sandler O'Neill by Port Financial were prepared for internal purposes only and not with a view towards public disclosure. These projections were based on numerous variables and assumptions which are inherently uncertain and, accordingly, actual results could vary materially from those set forth in such projections.

      In performing its analyses, Sandler O'Neill also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of Port Financial, Citizens and Sandler O'Neill. The analyses performed by Sandler O'Neill are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Sandler O'Neill prepared its analyses solely for purposes of rendering its opinion and provided such analyses to the Port Financial board of directors at the April 16th meeting. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, Sandler O'Neill's analyses do not necessarily reflect the value of Port Financial's common stock or the prices at which Port Financial's common stock may be sold at any time.

      Summary of Proposal. Sandler O'Neill reviewed the financial terms of the proposed transaction. Based upon the per share consideration of $54.00, an aggregate transaction value of $308.0 million and Port Financial's December 31, 2002 financial information, Sandler O'Neill calculated the following ratios:

Transaction value / 2002 earnings	22.6x
Transaction value / management's estimate of 2003 earnings(1)	19.4x
Transaction value / tangible book value	254.0%
Tangible book premium / core deposits(2)	17.0%
Premium to closing price as of April 15, 2003(3)	9.6%
Premium to 2003 year-to-date average stock price(4)	14.1%
Premium to trailing 12 month average stock price(5)	32.9%

(1)	Based on management estimates of $15.9 million in 2003.
(2)	Assumes 8.4% of total deposits are non-core deposits.
(3)	The closing price on April 15, 2003 was $49.25.
(4)	The 2003 year-to-date average stock price was $47.33.
(5)	The trailing 12 month average stock price was $40.63.


      Stock Trading History. Sandler O'Neill reviewed the history of the reported trading prices and volume of Port Financial's common stock and the relationship between the movements in the prices of Port Financial's common stock to movements in certain stock indices, including the Standard & Poor's 500 Index, the NASDAQ Bank Index, the Standard & Poor's Bank Index and the median performance of a composite group of publicly traded regional savings institutions selected by Sandler O'Neill. During the one year and three year periods ended April 15, 2003, Port Financial's common stock outperformed each of the indices to which it was compared.

	Beginning Index Value	Ending Index Value
	April 12, 2002	April 15, 2003

Port Financial	100.00%	151.40%
Regional Group	100.00	107.40
Nasdaq Bank Index	100.00	92.43
S&P Bank Index	100.00	87.81
S&P 500 Index	100.00	79.68
	Beginning Index Value	Ending Index Value
	April 14, 2000	April 15, 2003

Port Financial	100.00%	458.14%
Regional Group	100.00	250.69
Nasdaq Bank Index	100.00	155.40
S&P Bank Index	100.00	113.25
S&P 500 Index	100.00	65.67

      Comparable Company Analysis. Sandler O'Neill used publicly available information to compare selected financial and market trading information for Port Financial and a group of selected financial institutions. The group consisted of Port Financial and the following ten publicly traded New England savings institutions (the "Regional Group"):

Seacoast Financial Services Corp.	First Essex Bancorp Inc.	MASSBANK Corp.
Connecticut Bancshares Inc.	BostonFed Bancorp Inc.	Abington Bancorp Inc.
FIRSTFED AMERICA BANCORP	Brookline Bancorp Inc.	Woronoco Bancorp Inc.
INC.	Berkshire Hills Bancorp Inc.

      The analysis compared publicly available financial information for Port Financial and the median data for the Regional Group as of and for the year ended December 31, 2002. The table below sets forth the comparative data as of and for the twelve months ended December 31, 2002, with pricing data as of April 15, 2003.


	Port Financial	Regional Group

Total assets (in millions)	$1,469	$1,474
Market capitalization (in millions)	$ 259	$ 195
Price / 52-week high	99.4%	88.6%
Tangible equity / tangible assets	8.24%	8.29%
LTM Return on average equity	11.91%	9.41%
Price / tangible book value per share	213.82%	143.28%
Price / LTM earnings per share	18.11x	14.53x
Price / I/B/E/S Estimated 2003 EPS	15.34x	14.27x

      Analysis of Selected Merger Transactions. Sandler O'Neill reviewed other nationwide transactions announced from January 1, 2002 to April 15, 2003 and New England transactions announced from January 1, 2002 to April 15, 2003, in each case involving publicly traded savings institutions as acquired institutions and transaction values greater than $15 million. Sandler O'Neill reviewed 31 transactions announced nationwide and 6 transactions in New England. Sandler O'Neill reviewed the multiples of transaction value at announcement to last twelve months' earnings, transaction value to estimated 2003 earnings, transaction value to book value, transaction value to tangible book value, tangible book premium to core deposits and premium to market price and computed high, low, mean and median multiples and premiums for each group of transactions. These multiples were applied to Port Financial's financial information as of and for the period ended December 31, 2002. As illustrated in the following table, Sandler O'Neill derived an imputed range of values per share of Port Financial's common stock of $39.34 to $65.48 based upon the median multiples for nationwide transactions and $51.82 to $62.06 based upon the median multiples for New England.

	Nationwide Transactions		New England Transactions

	Median Multiple	Implied Value	Median Multiple	Implied Value

Transaction value/LTM EPS	18.76x	$51.02	19.06x	$51.82
Transaction value/Estimated EPS (1)	17.61x	$54.22	18.13x	$55.84
Transaction value/Book value	170.78%	$39.34	236.95%	$54.58
Transaction value/Tangible book value	176.15%	$40.57	238.42%	$54.92
Tangible book premium/Core	14.40%	$52.05	19.36%	$62.03
deposits (2)
Premium to market price (3)	32.96%	$65.48	26.01%	$62.06

___________________

(1)	Based upon management estimates of $3.08 for 2003.
(2)	Assumes 8.4% of total deposits are non-core deposits.
(3)	Based upon Port Financial stock price of $49.25 as of April 15, 2003.


      Discounted Dividend Stream and Terminal Value Analysis. Sandler O'Neill also performed an analysis which estimated the future stream of after-tax dividend flows of Port Financial through December 31, 2007 under various circumstances, assuming Port Financial's current dividend payout ratio and that Port Financial performed in accordance with the earnings forecasts for 2003 prepared by and reviewed with management. For periods after 2003, Sandler O'Neill assumed an annual growth rate of earning assets of approximately 3% and an annual growth rate in earnings per share of approximately 4%. To approximate the terminal value of Port Financial common stock at December 31, 2007, Sandler O'Neill applied price/earnings multiples ranging from 13x to 23x. The dividend income streams and terminal values were then discounted to present values using different discount rates ranging from 8% to 12% chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of Port Financial common stock. As illustrated in the following table, this analysis indicated an imputed range of values per share of Port Financial common stock of $29.89 to $59.80.

Discount Rate	13x	15x	17x	19x	21x	23x

8%	$35.27	$40.18	$45.08	$49.99	$54.90	$59.80
9	33.82	38.52	43.21	47.91	52.61	57.30
10	32.44	36.94	41.44	45.93	50.43	54.93
11	31.13	35.44	39.75	44.06	48.36	52.67
12	29.89	34.02	38.15	42.27	46.40	50.53

      Sandler O'Neill noted that the discounted dividend stream and terminal value analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, and the results thereof are not necessarily indicative of actual values or future results.

      In connection with the merger, Port Financial has agreed to pay Sandler O'Neill a transaction fee of 1% of the aggregate purchase price being paid in the transaction, or approximately $3.0 million, of which $650,000 has been paid with the balance contingent and payable upon closing of the merger. Sandler O'Neill has also received a fee of $200,000 for rendering its opinion, which will be credited against that portion of the transaction fee due and payable upon closing. Port Financial has also agreed to reimburse Sandler O'Neill for its reasonable out-of-pocket expenses incurred in connection with its engagement, including legal expenses up to a maximum of $10,000 and to indemnify Sandler O'Neill and its affiliates and their respective partners, directors, officers, employees, agents, and controlling persons against certain expenses and liabilities, including liabilities under securities laws.

      Sandler O'Neill has in the past provided investment banking services to Port Financial and received compensation for such services. Sandler O'Neill has also provided investment banking services to Citizens and has received fees for those services. In addition, in the ordinary course of its business as a broker-dealer, Sandler O'Neill may purchase securities from and sell securities to Port Financial and Citizens and their respective affiliates and may actively trade the equity securities of Port Financial for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.


OTHER MATTERS

      For services rendered to Sandler O'Neill as its financial advisor, Port Financial has agreed to pay Sandler O'Neill a transaction fee equal to 1.00% of the total merger consideration of $308.0 million, or $3.1 million, of which $850,000 has been paid to date and the remaining $2.2 million is payable one day prior to the merger closing. Port Financial also agreed to reimburse Sandler O'Neill for its reasonable out-of-pocket expenses and disbursements incurred in connection with its retention and to indemnify Sandler O'Neill against certain liabilities, including liabilities under the federal securities laws.

BANK MERGER

      The merger agreement provides for the merger of Cambridgeport Bank into Citizens Bank immediately following the completion of the merger. In connection with the bank merger, Port Financial may be liquidated.

MERGER CONSIDERATION

      At the effective time of the merger, each share of Port Financial common stock issued and outstanding immediately prior to the effective time (other than shares held by Port Financial or Citizens and shares held by any dissenting shareholders) will be cancelled and converted automatically into the right to receive from Citizens Bank an amount equal to $54.00 in cash, without interest.

      After the completion of the merger, holders of certificates that prior to the merger represented issued and outstanding shares of Port Financial common stock will have no rights with respect to those shares except for the right to surrender the certificates for the merger consideration. In the case of those shareholders who have delivered a written demand for appraisal of their shares and otherwise complied with the applicable provisions of sections 85 through 98, inclusive, of Chapter 156B of the General Laws of Massachusetts, the text of which is attached to this proxy statement as APPENDIX C, they will have the rights provided under these laws. After the completion of the merger, holders of shares of Port Financial common stock will have no continuing equity interest in Port Financial or Citizens and, therefore, will not share in future earnings, dividends or growth of Port Financial or Citizens.

TREATMENT OF EQUITY-BASED AWARDS

      Prior to the effective time of the merger, each outstanding and unexercised option issued under a Port Financial stock option plan shall become fully vested and exercisable pursuant to the merger agreement, and any unexercised option not otherwise terminated on or before the fifth day prior to the effective time will terminate and each holder will be entitled to receive in consideration for the cancellation of his or her option a cash payment at the closing in an amount equal to the difference between $54.00 and the exercise price of the stock option, multiplied by the number of options held, less any required tax withholdings. In addition, all shares of restricted stock will vest and be converted to a right to receive $54.00 per share, less any required tax withholdings, paid out in accordance with the terms of the merger agreement. See "-Interests of Certain Persons in the Transaction-Equity-Based Awards."


FINANCING THE TRANSACTION

      Based on the fully diluted number of shares of Port Financial outstanding, the aggregate amount of consideration to be paid to Port Financial's shareholders and option holders will be approximately $308.0 million. Citizens Bank has represented and warranted in the merger agreement that it will have capital and financing sufficient to pay the merger consideration to the shareholders of Port Financial following completion of the merger.

NO SOLICITATION

      The merger agreement provides that Port Financial and its subsidiaries and its and their directors, officers, employees, agents or representatives shall not directly or indirectly solicit, initiate, knowingly encourage or take any action to facilitate, or furnish or disclose nonpublic information in furtherance of, any inquiries or the making of any offer or proposal regarding an acquisition transaction. The term "acquisition transaction" is generally defined in the merger agreement as any offer or proposal for, or any indication of interest in, any of the following:

*	a merger, tender offer, recapitalization, consolidation or similar transaction involving Port Financial or any of its subsidiaries;

*	any purchase, lease or other acquisition or assumption of all or a substantial portion of the assets or deposits of Port Financial or any of its subsidiaries;

*	a purchase or other acquisition of beneficial ownership of securities representing 10% or more of the voting power of Port Financial or any of its subsidiaries; or

*	any substantially similar transaction.

      The merger agreement also provides that Port Financial and its subsidiaries and its and their directors, officers, employees, agents or representatives shall not participate in any discussions or negotiations with, or provide any information to, any person (other than Citizens or its affiliates or representatives) concerning an acquisition transaction, or enter into any definitive agreement or understanding for any acquisition transaction or requiring Port Financial to abandon, terminate or fail to complete the transactions contemplated by the merger agreement.

      The merger agreement does allow Port Financial to furnish information to, and negotiate and engage in discussions with, any person that delivers an unsolicited, bona fide written proposal for an acquisition transaction if:

*

the board of directors of Port Financial determines in good faith (1) by a majority vote, after consultation with its outside legal counsel, that failing to take such action would be inconsistent with its fiduciary duties under applicable laws and (2) that the proposal, after taking into account the advice of its financial advisor and all of the terms and conditions of the proposed acquisition transaction, is or would be reasonably likely to result in a proposal that is in the aggregate more favorable and provides greater value to all of Port Financial's shareholders than the merger consideration, merger agreement and the merger with Citizens taken as a whole (a "superior proposal"); and


*

prior to furnishing any information to that person, Port Financial has entered into a confidentiality agreement with that person that is no less restrictive, in any material respect, than the confidentiality agreement between Citizens and Port Financial, and Port Financial enforces and does not waive any of the provisions of the confidentiality agreement with that person.

      The merger agreement also allows Port Financial to take and disclose to its shareholders any position contemplated by the federal securities laws so long as Port Financial has complied with the requirements described above.

      Port Financial is required to notify Citizens if Port Financial receives any inquiries, proposals or offers or requests for discussions or negotiations relating to an acquisition transaction.

RECOMMENDATION OF PORT FINANCIAL BOARD OF DIRECTORS

      The merger agreement requires the Port Financial board of directors to recommend and to continue to recommend the approval and adoption of the merger agreement and the merger by the Port Financial shareholders. The Port Financial board of directors is permitted to withdraw, modify or change in a manner adverse to Citizens its recommendation to the Port Financial shareholders with respect to the merger agreement and the merger only if:

*

after consultation with its outside legal counsel, the board of directors determines in good faith by a majority vote that failing to take such action, in response to an unsolicited bona fide written acquisition proposal that is a superior proposal, would be inconsistent with its fiduciary duties under applicable law;

*

Port Financial has given Citizens five (5) business days' prior written notice of its intention to do so and Port Financial's board of directors has considered any changes to the merger consideration and the merger agreement, if any, proposed by Citizens and has determined in good faith by a majority vote, after consultation with its outside legal counsel and after consultation with its financial advisor, that the unsolicited proposal remains a superior proposal; and

*	Port Financial has complied in all material respects with the requirements described under "-No Solicitation" above.

SURRENDER OF STOCK CERTIFICATES; PAYMENT FOR SHARES

      Prior to the completion of the merger, Citizens will appoint an exchange agent for the benefit of the holders of shares of Port Financial common stock in connection with the merger. At or prior to the effective time of the merger, Citizens will deliver to the exchange agent an amount of cash equal to the aggregate merger consideration.

      No later than three (3) business days following the completion of the merger, the exchange agent will mail to each holder of record of shares of Port Financial common stock a form letter of transmittal and related documents disclosing the effectiveness of the merger and the procedure for exchanging certificates representing shares of our common stock for the


merger consideration. After the effective time, each holder of a certificate representing shares of issued and outstanding Port Financial common stock (except for shares held by Port Financial or Citizens or shares held by any dissenting shareholders) will, upon surrender to the exchange agent of a certificate for exchange together with a properly completed letter of transmittal and related documents, be entitled to receive $54.00 in cash, without interest, multiplied by the number of shares of Port Financial common stock represented by the certificate. No interest will be paid or accrued on the merger consideration upon the surrender of any certificate for the benefit of the holder of the certificate.

      Any portion of cash delivered to the exchange agent by Citizens (together with any interest or other income earned thereon) that remains unclaimed by the former shareholders of Port Financial for six months after the effective time will be delivered to Citizens. Any shareholders of Port Financial who have not exchanged their certificates as of that date may look only to Citizens and Port Financial, as the surviving corporation of the merger, for payment of the merger consideration as general creditors. However, neither Citizens nor any of the parties to the merger agreement shall be liable to any holder of shares of Port Financial common stock for any shares or any dividends or distributions with respect to or any merger consideration paid to a public official in accordance with applicable abandoned property, escheat or similar laws.

CONDITIONS TO THE MERGER

      Completion of the merger is subject to the satisfaction of conditions set forth in the merger agreement, or, to the extent permitted by law the waiver of those conditions by the party entitled to do so, at or before the effective time of the merger. Each of the parties' obligation to complete the merger is subject to the following conditions:

*	The holders of not less than two-thirds of the outstanding Port Financial common stock shall have duly approved and adopted the merger agreement;

*

All regulatory approvals required to complete the transactions contemplated by the merger agreement shall have been obtained and shall remain in full force and effect and all statutory waiting periods shall have expired; and

*	No statute, rule, regulation, judgment, decree, injunction or other order may prohibit, materially restrict or make illegal the completion of the transactions contemplated by the merger agreement.

      The obligation of Citizens to complete the merger is also conditioned upon the satisfaction or waiver of each of the following:

*

There shall have been no change in the business, assets, financial condition or results of operations of Port Financial or any of its subsidiaries which has had, or is reasonably likely to have, individually or in the aggregate, a material adverse effect (as defined in the merger agreement) on Port Financial and its subsidiaries taken as a whole;


*

The representations and warranties of Port Financial in the merger agreement that are qualified as to materiality shall be true and correct and any representations and warranties that are not so qualified shall be true and correct in all material respects, in each case, as of the date of the merger agreement and as of the effective time of the merger, except as otherwise specifically contemplated by the merger agreement and except as to any representation or warranty which specifically relates to an earlier date (or if made as of a specified date, only as of that date); Citizens shall have received a certificate from specified officers of Port Financial with respect to compliance with this condition;

*

Port Financial shall have performed in all material respects all obligations required to be performed by it at or prior to the completion of the merger; Citizens shall have received a certificate from specified officers of Port Financial with respect to compliance with this condition;

*

The consent, approval or waiver of each person (other than required regulatory approvals) whose consent or approval shall be required in order to permit the lawful completion of the merger and the bank merger shall have been obtained, and none of these permits, consents, waivers, clearances, approvals and authorizations shall contain any term or condition which would materially impair the value of Port Financial or Cambridgeport Bank to Citizens; and

*

The shareholder agreements executed and delivered by each member of Port Financial's board of directors and each identified senior executive officer of Port Financial will remain in full force and effect at the effective time of the merger.

      The obligation of Port Financial to complete the merger is also conditioned upon the satisfaction or waiver of each of the following:

*

The representations and warranties of Citizens in the merger agreement that are qualified as to materiality shall be true and correct and any representations and warranties that are not so qualified shall be true and correct in all material respects, in each case as of the date of the merger agreement and as of the effective time of the merger (or if made as of a specified date, only as of that date); Port Financial shall have received a certificate from specified officers of Citizens with respect to compliance with this condition; and

*

Citizens shall have performed in all material respects all obligations required to be performed by it at or prior to completion of the merger; Port Financial shall have received a certificate from specified officers of Citizens with respect to compliance with this condition.


REPRESENTATIONS AND WARRANTIES OF PORT FINANCIAL AND CITIZENS

      Port Financial and Citizens each has made representations and warranties to the other with respect to, among other things:

*	corporate organization and existence;

*	authority and power to execute the merger agreement to complete the transactions contemplated by the merger agreement;

*	required consents, approvals, notices and filings;

*	the accuracy of its financial statements;

*	broker's fees;

*	regulatory capitalization;

*	pending or threatened legal proceedings; and

*	the truth and accuracy of information included in this proxy statement.

      Citizens has also made an additional representation and warranty to Port Financial with respect to having available to it sources of capital and financing sufficient to pay the aggregate merger consideration and any other amounts payable pursuant to the merger agreement.

      Port Financial has also made additional representations and warranties to Citizens with respect to, among other things:

*	its and Cambridgeport Bank's stock capitalization;

*	the absence of certain changes and events;

*	its and its subsidiaries' reports and filings with regulatory authorities;

*	agreements with regulatory authorities;

*	the absence of undisclosed liabilities;

*	its compliance with applicable laws;

*	the filing of tax returns and the payment of taxes;

*	labor matters;

*	employee-benefit plans and the administration of these plans;


*	compliance with the Community Reinvestment Act of 1977 and its implementing regulations, anti-money laundering and customer information security requirements;

*	material agreements;

*	title to properties and leases;

*	its loan portfolio;

*	investment securities;

*	derivative transactions;

*	adequacy of insurance;

*	environmental matters;

*	disclosure of all recent acquisitions;

*	the inapplicability of state anti-takeover laws;

*	all deposit and loan agreements of Cambridgeport Bank;

*	intellectual property; and

*	the truth and accuracy of the representations and warranties made in the merger agreement.

CONDUCT PENDING THE MERGER

      The merger agreement contains covenants of Port Financial and Citizens pending the completion of the merger, including covenants regarding the conduct of Port Financial's business. These covenants are briefly described below.

      Port Financial has agreed that it will conduct, and will cause each of its subsidiaries to conduct, its business in the usual, regular and ordinary course consistent with past practice and use reasonable best efforts to preserve its business organization, employees and advantageous business relationships and to retain the services of its officers and key employees, including the implementation of a retention program in the aggregate amount of up to $175,000 (the participants and amounts and timing which will be proposed by Port Financial and approved by Citizens). Port Financial has also agreed not to, and to cause each of its subsidiaries not to, take any action that would materially adversely affect or materially delay its ability to obtain any regulatory approvals necessary to complete the merger or its performance of its covenants under the merger agreement.


      Port Financial has further agreed that, except as expressly contemplated or permitted by the merger agreement, it will not, and will not permit any of its subsidiaries to, do any of the following, among other things, without the prior written consent of Citizens:

*

incur any indebtedness for borrowed money or become responsible for the obligations of any other person, or make any loans, advances or renewals thereof in excess of $500,000, other than in the ordinary course of business;

*

adjust, acquire or issue any shares of capital stock or issue any securities or rights to acquire shares of capital stock, except for the issuance of up to a maximum of 649,685 shares of Port Financial common stock pursuant to the exercise of stock options or warrants outstanding as of the date of the merger agreement;

*

declare or pay any dividend or distribution on, or redeem or otherwise acquire any shares of Port Financial common stock or grant any stock appreciation rights or bonus stock or grant any entity the right to acquire any shares of Port Financial common stock, other than (1) a cash dividend not in excess of $0.20 per share to be paid on May 23, 2003, (2) if the merger has not occurred by September 1, 2003, one or more dividends in an amount equal to $0.20 per share for each full calendar quarter that occurs after March 31, 2003 and prior to the merger, and (3) dividends paid by wholly owned subsidiaries to Port Financial;

*

sell, transfer, encumber or otherwise dispose of any of its assets, or release or assign any indebtedness or any claims, except in the ordinary course of business or pursuant to agreements in force at the date of the merger agreement;

*

make any material investment or commitment to make such an investment except in the ordinary course of business consistent with past practice (but not in excess of $500,000) (except that this restriction does not apply to Port Financial's investment securities portfolio or gap position);

*	increase or decrease its equity ownership position in any entity in which it owns 5% or more of any class of voting securities as of the date of the merger agreement;

*

enter into, terminate, change or renew any material contract, except in the ordinary course of business consistent with past practice (but in any case Port Financial and its subsidiaries cannot enter into a new contract or amend or modify an existing contract or otherwise materially change the services provided under any contract with Metavante Corporation with respect to online banking services or otherwise);

*

adopt, terminate, change or renew any agreement, arrangement or plan in respect of one or more of its or any of its subsidiaries' current or former directors, officers or employees, enter into, modify or renew any employment, severance or other agreement with any director, officer or employee (except that Port Financial can fill vacancies that occur with temporary employees on terms and conditions no


more favorable than those offered to the departed employee), establish or amend any collective bargaining, bonus, profit sharing or other benefit plan or agreement (except as necessary to amend the Port Financial Employee Stock Ownership Plan to provide for the contribution and allocation for 2003 as contemplated by the merger agreement, to terminate the Port Financial Employee Stock Ownership Plan, Directors' Deferred Compensation Plan of Port Financial and the Officer's Deferred Compensation Plan of Port Financial, or in order to maintain the tax-qualified status of the Port Financial Employee Stock Ownership Plan and the Savings Banks Employees' Retirement Association 401(k) Plan, as adopted by Cambridgeport Bank, or as required by an insurer), or increase the compensation or fringe benefits of any of its employees, other than in the ordinary course of business consistent with past practice, and except that Port Financial may make the payments to certain individuals under certain compensation agreements and the retention payments to employees in the manner described in the section "-Interests of Certain Persons in the Merger;"

*	settle any claim, action or proceeding, except in the ordinary course of business;

*	amend its Articles of Organization or its By-Laws;

*

materially change its investment securities portfolio or its gap position, through purchases, sales or otherwise, or in the manner in which the portfolio is classified or reported, except in the ordinary course of business;

*

enter into any new line of business or file any application to relocate or terminate the operations of any banking office or, other than after prior consultation with Citizens, materially expand the business currently conducted by Port Financial and its subsidiaries;

*	acquire all or any portion of the assets or business of any other entity other than real estate owned;

*

incur any capital expenditures other than capital expenditures in the ordinary course of business, but in any event with the consent of Citizens for any capital expenditures in amounts exceeding $50,000 individually or $250,000 in the aggregate;

*

take any action relating to its accounting principles or methods, other than as may be required by law or generally accepted accounting principles, or make any tax election or settle or compromise any tax liability;

*

make or commit to make any new or additional equity investment in a real estate development project, other than in connection with foreclosures, settlements or debt restructurings in the ordinary course of business and as required by agreements or instruments in effect as of the date of the merger agreement;


*	change in any material respect its loan or investment policies, except as required by regulatory authorities;

*

enter into, terminate, change or renew (1) any lease for office space, operations space or branch space; or (2) any lease or commitment involving an aggregate payment by or to Port Financial or any of its subsidiaries of more than $250,000 or having a term of one year or more from the date of execution;

*	commit any act or omission which constitutes a material breach or default under any agreement with any regulatory authority or under any material contract or license;

*

engage in any activity that would result in the disqualification of Brighton Investment Corp., River Investment Corp. or Temple Investment Corp., direct or indirect wholly owned subsidiaries of Port Financial, as a security corporation under Massachusetts law;

*

take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in the merger agreement becoming untrue in any material respect or in any of the conditions set forth in the merger agreement not being satisfied or in a violation of any provision of the merger agreement, except as may be required by applicable law;

*

foreclose on or take a deed or title to any commercial real estate without first conducting a Phase I environmental assessment of the property or foreclose on any commercial real estate if such environmental assessment indicates the presence of material amounts of hazardous materials;

*

except for communications in the ordinary course of business that do not relate to the merger, the bank merger or any other transactions contemplated by the merger agreement or the bank merger agreement, issue any broadly distributed communication of a general nature to customers or employees;

*	renew, amend or permit to expire or terminate any material insurance policies; and

*	authorize or agree to, or make any commitment to do any of the foregoing.

      Citizens has agreed that prior to the effective time of the merger it will not, and will cause each of its subsidiaries not to, do any of the following without the prior written consent of Port Financial, except as expressly contemplated or permitted by the merger agreement:

*

take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in the merger agreement becoming untrue in any material respect or in any of the conditions of the merger agreement not being satisfied or in any violation of any of the provisions of the merger agreement;


*

take any action that is intended or may reasonably be expected to materially adversely affect or materially delay its ability to obtain any necessary approvals of any governmental authority required for the transactions contemplated by the merger agreement or to perform its covenants and agreements under the merger agreement; and

*	agree to or make any commitment to do any of the foregoing.

      The merger agreement also contains covenants relating to, among other things:

*	the preparation for the conversion after the merger of Port Financial's data processing and informational systems to those used by Citizens and its subsidiaries;

*

the creation by Port Financial prior to the merger of a charitable foundation with initial assets of $5 million for the benefit of Cambridge, Massachusetts and the other communities served by Port Financial and Cambridgeport Bank;

*

the consultation of the parties regarding Cambridgeport Bank's loan, litigation and real estate valuation policies and practices and Citizens' plans with respect to these practices after the effective time;

*	the consultation and cooperation of the parties regarding Citizens' alignment of Citizens Bank's and Cambridgeport Bank's branch networks following the merger;

*

the consultation of the parties regarding the introduction of products and services not currently offered by Cambridgeport Bank which Citizens would expect to make available to customers after the merger;

*	the management of Port Financial's and Cambridgeport Bank's assets and liabilities in accordance with Port Financial's existing asset and liability management policy;

*

the creation of a deposit incentive plan for Port Financial and Cambridgeport Bank's management and branch staff to incent them to increase deposits held by Port Financial and Cambridgeport Bank through the period of system conversion;

*	the preparation and distribution of this proxy statement and all requisite regulatory filings;

*	access to information concerning the other parties and the confidentiality of that information;

*	compliance with all legal requirements imposed on each party with respect to the merger and consummation of all transactions contemplated by the merger agreement;


*

the provision to employees of Port Financial and its subsidiaries who remain employed after the merger with at least the types and levels of employee benefits maintained by Citizens for similarly situated employees of Citizens; the continuation of any employee benefit plans of Port Financial until Port Financial's employees are permitted to participate in Citizens' employee benefit plans; severance pay for any employee of Port Financial and its subsidiaries who is not otherwise covered by a specific termination or change in control agreement and who is terminated by Citizens other than for cause in the one year period following the merger; Citizens will honor the terms of all written compensation agreements to which Port Financial is a party, and Port Financial will use its best efforts to obtain from each employee covered by such an agreement full settlement of his or her rights thereunder; the retention of certain fringe benefits by two of Port Financial's employees; Port Financial and Citizens will not take any action that would result in the payment of a "parachute payment" other than as previously agreed; no rights to continued employment of Port Financial's employees; and the termination of Port Financial's ESOP;

*

the indemnification of any director, officer or employee of Port Financial in any suit or other proceeding that pertains to either the fact that such person was a director, officer or employee of Port Financial or the merger agreement; and the maintenance of directors' and officers' liability insurance by Citizens covering persons who are currently covered by Port Financial's Directors' & Officers' insurance, for six years after the merger;

*	the completion of all actions necessary to carry out the purpose of the merger agreement;

*	the notification of all parties of any event having a material adverse effect on any party or which would be reasonably likely to constitute a material breach of the merger agreement;

*	the supplementation or amendment of all disclosures made by Port Financial in the merger agreement up until the effective time of the merger;

*

the provision to Citizens of copies of all financial statements and reports filed by Port Financial or any of its subsidiaries with any regulatory authority or its shareholders, all internal control reports submitted to Port Financial or its subsidiaries by its independent auditors and additional information as Citizens may request, and will notify Citizens of any material changes in the ordinary course of business or operation of properties, any governmental complaints or investigations and the institution or threat of material litigation involving Port Financial or any of its subsidiaries;

*

the creation of a transition committee consisting of representatives of Citizens and Port Financial and its subsidiaries to discuss the general status of the ongoing operations of Port Financial, the status of loans to any single borrower held by Port Financial or any of its subsidiaries which, individually or taken together,


have an aggregate principal amount of $500,000 or more and are classified or non-performing assets, the status of foreclosed properties and other real estate owned, the status of the system conversion plan and matters relating to the conduct of its business and the disposition of assets after the merger;

*	the merger of Cambridgeport Bank with and into Citizens Bank, with Citizens Bank as the surviving entity;

*	the creation of the merger subsidiary by Citizens as its wholly owned subsidiary which will take all necessary action to complete the transactions contemplated by the merger agreement;

*

the continuation of the community commitments undertaken by Cambridgeport Bank prior to the date of the merger agreement in the communities served by Cambridgeport Bank as of the date of the merger agreement;

*

the agreement of Citizens Financial Group, Inc. to cause Citizens Bank to perform its obligations under the merger agreement, and the joint and several liability of Citizens Financial Group, Inc. and Citizens Bank for all obligations of Citizens pursuant to the merger agreement;

*

the adoption by the board of directors of Port Financial and Citizens of resolutions such that the disposition by any officer or director of Port Financial who is a covered person of Port Financial for purposes of Section 16 of the Securities Exchange Act of 1934 of shares of common stock or stock options of Port Financial under the merger agreement and the merger will be an exempt transaction for purposes of Section 16;

*	the consultation with respect to adjustments to Port Financial's loan loss reserve prior to the closing date;

*	the liquidation, merger or divestment of Port Financial's subsidiaries prior to the closing date as mutually agreed upon by Port Financial and Citizens; and

*	the approval by the sole shareholder of each of Citizens Bank and Cambridgeport Bank of the bank merger agreement prior to the merger.

      With respect to the covenants regarding the retention bonus program, the charitable foundation, the branch alignment, the systems conversion, the valuation policies and practices and consolidation of corporate structure, if the merger agreement is terminated, Citizens has agreed to reimburse Port Financial for any expenses incurred by Port Financial for actions taken at Citizens' request pursuant to these covenants. Port Financial has agreed, however, that it will not be entitled to reimbursement for these expenses if Citizens terminates the merger agreement because Port Financial's board of directors does not publicly recommend to its shareholders that they vote in favor of the approval and adoption of the merger agreement or later withdraws, modifies or amends its recommendation in a manner materially adverse to Citizens.


EXTENSION, WAIVER AND AMENDMENT OF THE MERGER AGREEMENT.

      At any time prior to the effective time of the merger (and whether before or after approval of the merger by Port Financial's shareholders), Citizens and Port Financial may, to the extent permitted by law:

*	extend the time for performance of any of the obligations of the other party under the merger agreement;

*	waive any inaccuracies in the representations and warranties contained in the merger agreement or any document delivered pursuant thereto;

*	waive compliance with any agreements or conditions contained in the merger agreement; or

*	amend any provision of the merger agreement.

      However, after the approval of the merger by the shareholders of Port Financial, Citizens and Port Financial may not, without further approval of the Port Financial shareholders, extend, waive or amend any provision of the merger agreement which by law requires further approval by Port Financial's shareholders without obtaining such approval.

EXPENSES

      The merger agreement provides that, as a general matter, each party shall bear its own costs and expenses incurred in connection with the merger agreement and the transactions contemplated by the merger agreement. As of the date of this proxy statement, Port Financial estimates that it has incurred legal, accounting and financial advisor fees of at least $1.2 million that would remain an obligation of Port Financial if the merger is not completed.

      In some circumstances, however, Port Financial may be required to pay a termination fee to Citizens, or Citizens or Port Financial may be required to reimburse the other for certain costs and expenses relating to the merger agreement. See "Termination Fee" and "-Conduct Pending the Merger" beginning on pages 42 and 34, respectively.

TERMINATION OF MERGER AGREEMENT

      The merger agreement may be terminated before completion of the merger (even if shareholders of Port Financial have already voted to approve it):

*	by written agreement of Citizens and Port Financial, if a majority of the members of the entire board of directors of each has approved the termination;

*

by Citizens or Port Financial, if any governmental entity whose approval is necessary to complete the transactions contemplated by the merger agreement makes a final decision not to approve the transactions, or any governmental authority issues a final order prohibiting the transactions;


*

by Citizens or Port Financial, if the merger is not completed by January 17, 2004, unless the failure to complete the merger is due to the failure by the party seeking the termination to perform its obligations under the merger agreement;

*

by Citizens or Port Financial, if the other materially breaches any of its representations, warranties, covenants or agreements under the merger agreement and the breach has not been cured within 30 days of notice of the breach, provided that the terminating party is not then in material breach of the merger agreement;

*	by Citizens or Port Financial, if the shareholders of Port Financial do not approve the merger agreement at the special meeting or any adjournment of that meeting; or

*

by Citizens, if the board of directors of Port Financial does not publicly recommend to its shareholders that they vote in favor of approval of the merger agreement, the merger and the other contemplated transactions, or withdraws, modifies or amends its recommendation in a manner materially adverse to Citizens.

TERMINATION FEE

      As a material inducement to Citizens to enter into the merger agreement, Port Financial agreed to pay Citizens a fee of $14,000,000 if:

*

Citizens terminates the merger agreement because the board of directors of Port Financial does not publicly recommend to its shareholders that they vote in favor of approval of the merger agreement, or later withdraws or modifies its recommendation in a manner materially adverse to Citizens;

*

Citizens or Port Financial terminates the merger agreement because the shareholders of Port Financial do not approve the merger agreement at the special meeting or any adjournment of that meeting and the board of directors of Port Financial has not publicly recommended that the shareholders of Port Financial vote in favor of the approval of the merger agreement, the merger or the other contemplated transactions or has withdrawn, modified or amended its recommendation in a manner adverse to Citizens; or

*

Citizens or Port Financial terminates the merger agreement because the shareholders of Port Financial do not approve the merger agreement at the special meeting or any adjournment of that meeting and both (1) within twelve (12) months of the termination, Port Financial enters into an agreement to engage in or there has otherwise occurred an acquisition transaction with any person other than Citizens or an affiliate of Citizens and (2) at the time of the termination or event giving rise to the termination, it shall have been publicly announced that any person (other than Citizens or an affiliate of Citizens) shall have made, or disclosed an intention to make, a bona fide offer to engage in an acquisition transaction, or filed an application (or given a notice), whether in draft or final


form, under the Bank Holding Company Act of 1956 or the Change in Bank Control Act of 1978, for approval to engage in an acquisition transaction.

      If the merger agreement is terminated as a result of any willful breach by a party to the merger agreement, then the breaching party shall be liable to the other party for all out of pocket costs and expenses incurred by the other party in connection with the merger agreement. In addition, if the merger agreement is terminated, Port Financial may be entitled to the reimbursement of certain costs and expenses incurred under the merger agreement. See "-Conduct Pending the Merger."

      If the merger agreement is terminated and none of the above described provisions apply, then each party is responsible for its own expenses. See "Expenses."

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION

      Some of the members of Port Financial's management and board may be deemed to have interests in the merger that are in addition to their interests as shareholders of Port Financial generally. The board of directors was aware of these interests and considered them in approving the merger agreement and the transactions contemplated by the merger agreement.

      Directors' Emeritus Consultation Plan. Each director of Port Financial who retires from service on the board of Port Financial before the fourth anniversary of Port Financial's conversion to stock form (April 11, 2004) or would have been eligible for retirement at or prior to such time will receive a payment under the Directors' Emeritus Consultation Plan in the amount of $36,000 less any amounts previously paid to such director under the Directors' Emeritus Consultation Plan, if any. Currently, Joseph F. O'Connor, William Goldberg, Esq. and Rudolph R. Russo, Jr. serve as directors emeritus of Port Financial. Director Paul R. Corcoran will also receive a payment under this plan upon the consummation of the merger as he would have been eligible to retire prior to April 11, 2004.

      Directors' Deferred Compensation Plan. Port Financial maintains this non-qualified plan to provide non-employee directors the ability to defer all or a portion of their directors' fees, stock option grants and restricted stock awards in a manner that defers the taxation of such income. Upon the closing of the merger, this plan will be terminated and amounts accrued to the accounts of participants will be paid to them in a lump sum (approximately $436,483). These amounts are only payments of amounts previously deferred plus earnings payable at an earlier date due to the merger.

      Equity-Based Awards. At the effective time of the merger, any unexercised option will be terminated and each holder will be entitled to receive in consideration for the cancellation of such option a cash payment at the closing in an amount equal to the difference between $54.00 and the exercise price of such stock option, multiplied by the number of options held, less any required tax withholdings. In addition, all unvested shares of restricted stock granted under the Port Financial 2000 Recognition and Retention Plan will become fully vested upon shareholder approval of the merger and will be converted to a right to receive $54.00 per share, less any required tax withholdings, upon the closing of the merger to be paid in accordance with the merger agreement.


      The following table sets forth the number of unvested options and unvested shares of restricted stock which were held by the named executive officers, all other officers as a group and all non-employee directors as a group as of the date of this document. Certain of the unvested awards shown below may vest in accordance with their terms prior to the consummation of the merger.

Name	Number Of Unvested Options	Payment At Completion Of Merger In Cancellation Of Unvested Options (Before Deduction of Withholding Taxes)	Number Of Unvested Shares Of Restricted Stock	Payment at Completion of Merger In Cancellation of Unvested Shares of Restricted Stock (Before Deduction of Withholding Taxes)

James B. Keegan	83,400	$3,179,625	42,000	$2,268,000
Jane L. Lundquist	48,000	$1,830,000	22,800	$1,231,200
Charles Jeffrey	26,400	$1,006,500	9,000	$ 486,000
All other officers as a group (24 persons)	126,863	$4,090,225	48,317	$2,609,118
All non-employee directors as a group (9 persons)	85,080	$2,975,175	28,146	$1,519,884

      Severance And Employment Agreements. Under the merger agreement, Citizens has agreed to honor various employment and severance agreements which have been entered into by Port Financial and/or its subsidiaries and some of their executive officers, as follows:

      Employment Agreements. Port Financial and Cambridgeport Bank have jointly entered into employment agreements with Mr. Keegan to secure his services as Chairman and Chief Executive Officer of Cambridgeport Bank and Port Financial, Ms. Lundquist to secure her services as President of Cambridgeport Bank and Port Financial and Mr. Jeffrey to secure his services as Chief Financial Officer of Cambridgeport Bank and Port Financial. These agreements provide that due to the consummation of the transaction with Citizens, Port Financial and Cambridgeport Bank will owe the executive severance benefits generally equal to the value of the cash compensation that the executive would have received if he or she had continued working for an additional three years in the case of Mr. Keegan and Ms. Lundquist and an additional two years in the case of Mr. Jeffrey. In addition, these executives will be entitled to continued health, dental and life insurance coverage for three years in the case of Mr. Keegan and Ms. Lundquist and for two years in the case of Mr. Jeffrey. Further, these executives will be entitled to receive contributions that they would have received under the Cambridgeport Bank


401(k) Plan without application of certain statutory limits if they had remained employed for three years in the case of Mr. Keegan and Ms. Lundquist and two years in the case of Mr. Jeffrey. The amounts to be paid under these agreements will total approximately $2.1 million, $1.5 million and $585,000 for Mr. Keegan, Ms. Lundquist and Mr. Jeffrey, respectively.

      A portion of the payments under the employment agreements will constitute an "excess parachute payment" under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by the executive, on excess parachute payments. Under the employment agreements, the executives will be reimbursed for the amount of this excise tax and will receive an additional gross-up payment so that, after payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, the executive will retain approximately the same net-after tax amounts under the employment agreement that he or she would have retained if there were no 20% excise tax. Neither Port Financial nor Cambridgeport Bank could claim a federal income tax deduction for an excess parachute payment, excise tax reimbursement payment or gross-up payment.

      Change Of Control Agreements. Port Financial and Cambridgeport Bank had also previously entered into change of control agreements with twenty-four additional officers of Port Financial and/or Cambridgeport Bank. Each agreement is substantially similar to the employment agreement discussed above (see "EMPLOYMENT AGREEMENTS" above), except that under these agreements seven officers are entitled to receive severance benefits generally equal to the value of the cash compensation the officer would have received if he or she had continued working an additional two years, and seventeen officers are entitled to receive severance benefits generally equal to the value of the cash compensation the officer would have received if he or she had continued working an additional one year. The officers would also be entitled to additional 401(k) Plan contributions, continued health, dental and life insurance coverage for two years or one year as appropriate. The aggregate payments to all officers under the change of control agreements will be approximately $3.8 million.

      A portion of any severance payments under some of the change of control agreements will constitute an "excess parachute payment" under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by the officer, on excess parachute payments. Neither Port Financial nor Cambridgeport Bank could claim a federal income tax deduction for an excess parachute payment.


      Employee Stock Ownership Plan. Pursuant to the terms of the Port Financial employee stock ownership plan, or ESOP, in the event of a "change in control," which is defined in the ESOP in a manner which would include the merger, any unvested benefits thereunder shall vest immediately. Pursuant to the merger agreement, Port Financial will make a contribution to the ESOP so that an additional 8,270 additional shares are allocated to the accounts of participants as of May 31, 2003. Port Financial will later file with the Internal Revenue Service a request for a determination letter for termination of the ESOP. Upon the receipt of a favorable determination letter for termination of the ESOP from the Internal Revenue Service, the account balances in the ESOP shall be distributed to participants and beneficiaries in accordance with applicable law and the ESOP. In connection with the termination of the ESOP, and prior to any final distribution to participants, the trustee of the ESOP will utilize funds in the ESOP suspense account resulting from the exchange of unallocated shares for the merger consideration to repay the outstanding loan from Port Financial to the ESOP, and any remaining amounts in the ESOP suspense account will be allocated to the accounts of participating Port Financial employees in accordance with applicable law and the ESOP. As of December 31, 2002, the ESOP held 535,883 unallocated shares of Port Financial common stock in the suspense account and the outstanding principal balance of the loan from Port Financial to the ESOP was $7,061,423. It is anticipated that approximately $21.5 million will be allocated to the accounts of participating Port Financial employees in connection with the termination of the ESOP.

      1999 Nonqualified Pension Plan. Mr. Keegan and Ms. Lundquist are entitled to retirement benefits under the Cambridgeport Bank 1999 Nonqualified Pension Plan. Under this plan, each executive is entitled to a monthly retirement benefit equal to the greater of: (i) 25% of his or her highest monthly salary or (ii) 75% of his or her highest monthly salary, reduced by his or her monthly retirement benefit under the tax-qualified defined benefit pension plan and his or her monthly social security benefit. Under the plan, the executive's highest monthly salary is equal to the executive's average annual base salary for the three calendar years out of the five calendar years prior to retirement in which the executive's base salary is the highest, divided by twelve. This plan will pay such executive a lump sum amount. In the case of a change of control, the plan provides for the lump sum to be calculated assuming that each participant is no younger than age 62 and using a discount rate of 5%. The amounts to be paid under this plan will total approximately $2.9 million for Mr. Keegan and $1.7 million for Ms. Lundquist (approximately $2.1 million of this amount for Mr. Keegan and $534,000 of this amount for Ms. Lundquist were previously accrued and would have eventually been paid regardless of the merger transaction).

      Officers' Deferred Compensation Plan. Port Financial maintains the Officers' Deferred Compensation Plan of Port Financial Corp., a non-qualified plan, in order to provide restorative payments to executives whose employer matching contributions under the 401(k) Plan are limited by legal limitations applicable to tax-qualified plans. The Officers' Deferred Compensation Plan also offers eligible executives the opportunity to defer the receipt of a portion of their income, stock option grants and restricted stock awards in a manner that defers the taxation of such income. Upon the closing of the merger, this plan will be terminated and amounts accrued to the accounts of participants will be paid to them in a lump sum (approximately $759,084 for Mr. Keegan, $441,436 for Ms. Lundquist, $0 for Mr. Jeffrey and $280,597 for all other participating officers as a group (6 persons)). These amounts were previously accrued to participants and are only payable at an earlier date due to the merger.


      ESOP Restoration Plan. Port Financial has also established the ESOP Restoration Plan of Port Financial in order to provide payments to executives who are prevented from receiving the full benefits contemplated by the ESOP benefit formula. The payments consist of payments in lieu of shares that cannot be allocated to participants under the ESOP due to the legal limitations imposed on tax-qualified plans and, in the case of participants who retire before the repayment in full of the ESOP loan, payments in lieu of the shares that would have been allocated if employment had continued through the full term of the loan. The amounts to be paid under this plan will total approximately $887,000, $337,000 and $21,000 for Mr. Keegan, Ms. Lundquist and Mr. Jeffrey, respectively. Approximately $144,396, $58,320 and $7,398 of these amounts for Mr. Keegan, Ms. Lundquist and Mr. Jeffrey, respectively, were previously accrued and are merely subject to early payment due to the merger.

      Indemnification And Insurance. The merger agreement provides that Citizens shall indemnify and hold harmless each present and former director, officer and employee of Port Financial or a Port Financial subsidiary determined as of the effective time of the merger against any costs or expenses, judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the effective time of the merger, whether asserted or claimed prior to or after the effective time of the merger, arising in whole or in part out of, or pertaining to (1) the fact that he or she was a director, officer, employee of Port Financial or any of its subsidiaries or (2) the merger agreement or any of the transactions contemplated thereby, to the fullest extent permitted by law.

      In addition, the merger agreement provides that Citizens shall maintain Port Financial's existing directors' and officers' liability insurance policy for acts or omissions occurring prior to the effective time of the merger by persons who are currently covered by such insurance policy for a period of six years following the effective time of the merger. Citizens may, however, substitute new policies in lieu of Port Financial's existing policies if the new policies provide substantially similar coverage.

      2003 Bonuses. Port Financial and Cambridgeport Bank maintain a Long-Term Incentive Bonus Plan and a short-term Performance Bonus Plan. Each of these plans will provide a pro-rated payment to all participants due to the consummation of this merger. The amounts to be paid under these plans will total $390,000, $255,667 and $147,333 for Mr. Keegan, Ms. Lundquist and Mr. Jeffrey, respectively. Amounts payable to all other officers under this plan will total approximately $620,000.

      Retention Bonus Program. The merger agreement provides that, in consultation with Citizens, Port Financial will develop a retention bonus program for employees of Port Financial which is intended to help retain key employees through the effective time. This program will provide for an aggregate amount of $175,000 to be allocated to employees of Port Financial in the form of retention incentives. In the event that the merger is not completed, Citizens has agreed to reimburse Port Financial for the costs of any retention bonuses paid by Port Financial prior to the effective time of the merger pursuant to this program. Under some circumstances, however, Port Financial may not be entitled to this reimbursement. See "Conduct Pending the Merger."


      Proposed Post-Merger Arrangements with James B. Keegan. In addition to the arrangements contemplated by the merger agreement, Citizens has indicated that it will appoint James B. Keegan, Chairman and Chief Executive Officer, to the board of directors of Citizens Bank of Massachusetts following the merger. It is also anticipated that Mr. Keegan will assist Citizens with community relations, transition services and certain charities. In return for these services and the services as a director and committee member, Citizens has indicated that it will pay Mr. Keegan fees in the amount of $100,000 per year.

      Other than as set forth above, no director or executive officer of Port Financial has any substantial interest, direct or indirect, in the proposed merger, except insofar as ownership of Port Financial's common stock or the holding of vested options might be deemed such an interest. See "Ownership by Management and Other Shareholders."

EMPLOYEE BENEFITS MATTERS

      The merger agreement contains agreements of the parties with respect to various employee matters, which are briefly described below.

      As soon as administratively practicable after the effective time of the merger, Citizens will provide the employees of Port Financial and its subsidiaries who remain employed after the merger with at least the types and levels of employee benefits maintain by Citizens for similarly situated employees.

Citizens will cause its benefit plans:

*	not to treat any employee of Port Financial or its subsidiaries as a "new" employee for purposes of exclusions from any benefit plan for a pre-existing medical condition;

*	to provide full credit under such plans for any deductibles or out-of-pocket expenses incurred by any employees prior to such participation; and

*

to treat service rendered to Port Financial or any of its subsidiaries as service rendered to Citizens for purposes of eligibility to participate, vesting and for other appropriate benefits including applicability of minimum waiting periods for participation, but not for benefit accrual (including minimum pension amount) attributable to any period before the merger.

      In addition, Citizens will honor in accordance with their terms all written employment, termination, severance, change in control and other compensation agreements disclosed to Citizens by Port Financial, and Citizens will not, and will not cause any of its subsidiaries to, challenge the validity of any obligation of any such agreement.

      Citizens will have no obligation to continue the employment of any employee of Port Financial or a Port Financial subsidiary and nothing contained in the merger agreement will be deemed to give any employee of Port Financial or any Port Financial subsidiary a right to continuing employment with Citizens after the effective time of the merger. An employee of Port Financial or a Port Financial subsidiary (other than an employee who is party to an


employment agreement or a change of control agreement) who is involuntarily terminated within one year following the effective time of the merger will be entitled to receive severance payments and continued insurance benefits in accordance with, and to the extent provided in, the Port Financial severance pay plan. Citizens will also provide outplacement services consistent with the terms of the Port Financial severance pay plan.

RIGHTS OF DISSENTING SHAREHOLDERS

      The following is a summary of the provisions of Sections 85 through 98, inclusive, of Chapter 156B of the General Laws of Massachusetts pertaining to appraisal rights. It is qualified in its entirety by the provisions of these laws which are contained in APPENDIX C to this proxy statement.

      A shareholder of a Massachusetts corporation may seek appraisal of the fair value of the shareholder's stock if:

*	the corporation submits to its shareholders for approval certain actions, including a merger with or into another entity;

*

the shareholder files with the corporation, before the vote by the shareholders on the proposed action, a written objection to the action, stating the shareholder's intent to demand the fair value of its shares if the action is approved and completed and the shareholder's shares are not voted in favor of the proposed action; and

*	the shareholder thereafter properly perfects its appraisal rights as summarized below.

      ANY SHAREHOLDER EXERCISING APPRAISAL RIGHTS WILL HAVE THE RIGHTS AND DUTIES AND BE REQUIRED TO FOLLOW THE PROCEDURES SET FORTH IN SECTIONS 85 THROUGH 98, INCLUSIVE, OF CHAPTER 156B OF THE GENERAL LAWS OF MASSACHUSETTS. STRICT ADHERENCE TO THE STATUTORY PROVISIONS IS REQUIRED TO EXERCISE STATUTORY APPRAISAL RIGHTS, AND, IF YOU DESIRE TO EXERCISE THESE RIGHTS, WE URGE YOU TO CAREFULLY REVIEW THE RELEVANT PORTIONS OF THESE LAWS, WHICH ARE REPRINTED IN THEIR ENTIRETY AS APPENDIX C.

      If you have a beneficial interest in shares of Port Financial common stock held of record in the name of another person, such as a broker or nominee, you must act promptly to cause the record holder to follow the steps set forth in Sections 85 through 98, inclusive, of Chapter 156B of the General Laws of Massachusetts summarized below and in a timely manner to perfect your appraisal rights.


      Procedure For Perfecting Appraisal Rights. If you object to the merger and desire to pursue appraisal rights, then:

*

You must file with Port Financial a separate written objection to the merger before the shareholders' vote on the approval of the merger, stating your intention to demand payment for your shares if the merger is approved and completed. The written objection and demand should be delivered to Port Financial Corp., 1380 Soldiers Field Road, Brighton, Massachusetts 02135, Attention: Shareholder Relations Department. We recommend that you send the objection and demand by registered or certified mail, return receipt requested. A vote against approval of the merger does not, alone, constitute a written objection to it.

*

You must not vote in favor of the merger. If you file the required written objection with Port Financial before the shareholder vote to approve the merger, you do not need to vote against the merger. However, a vote in favor of the merger will result in a waiver of your statutory appraisal rights with respect to the merger. If you return a proxy which is signed but which is not marked with a direction as to how the proxy is to be voted with regard to the merger and you do not revoke the proxy, it will be voted FOR approval of the merger, and you will not be able to exercise your appraisal rights.

*

After the merger has been completed and Port Financial has notified you of that fact, you must make a written demand to Port Financial for payment of the fair value of your shares within 20 days after Port Financial has mailed its notice to you and otherwise comply with the applicable provisions of Sections 85 through 98, inclusive, of Chapter 156B of the General Laws of Massachusetts. The notice from Port Financial will be sent to all objecting shareholders within ten days after the effective date of the merger.

      Fair Value Determination. The fair value of the Port Financial common stock will be determined, if possible, by agreement between Port Financial and any dissenting shareholder. If during the 30 days following expiration of the period during which the demand may be made, Port Financial and the shareholder fail to agree as to the value of the Port Financial common stock, either of them may file a bill in equity in the Superior Court of Suffolk County, Massachusetts, asking the court to determine the issue. The bill in equity must be filed within four months after the expiration of the 30-day period. If the bill in equity is timely filed, the court or an appointed special master will hold a hearing. After the hearing, the court will enter a decree determining the "fair value" of the Port Financial common stock. The court will also order Port Financial to pay dissenting shareholders the fair value of their shares, with interest from the date of the vote approving the merger, upon delivery by them to Port Financial of the certificates representing the Port Financial common stock held by them.

      "Fair Value" of a dissenting shareholder's shares will be determined as of the day before the approval by the shareholders of the merger, excluding any element of value arising from the expectation or completion of the event.


      The enforcement by a shareholder of a request to receive payment for shares of Port Financial common stock under Massachusetts law is an exclusive remedy. This remedy, however, does not exclude the right of a shareholder to bring a proceeding to obtain relief on the ground that a corporate action will be or is illegal or fraudulent to the shareholder. In Coggins v. New England Patriots Football Club, Inc., 397 Mass. 525 (1986), the Massachusetts Supreme Judicial Court held that dissenting shareholders are not limited to the statutory remedy of judicial appraisal where violations of fiduciary duty exist.

      A final judgment by the court or a special master determining the fair value of the Port Financial common stock is binding on and enforceable by shareholders who have perfected their statutory appraisal rights, and on Port Financial. A shareholder who perfects rights as a dissenting shareholder will be entitled to receive only the fair value of his or her shares as so determined, whether it is higher or lower than the amount the shareholder would have received if his or her appraisal rights had not been perfected, and will not be entitled to any other rights as a shareholder, including rights to notices of meetings, to vote, or to receive dividends.

      The law pertaining to appraisal rights also contains provisions regarding costs, dividends on dissenting shares, rights of holders of dissenting shares arising before shareholder approval and other miscellaneous matters.

      Holders of shares of Port Financial common stock who seek to exercise appraisal rights and who lose that right will have the same right to receive consideration for their shares as the other shareholders have for their shares.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      This summary sets forth the material U.S. federal income tax consequences to shareholders of their exchange of their shares of Port Financial common stock for cash pursuant to the merger. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, or the Code, the Treasury Regulations promulgated thereunder, and administrative and judicial interpretations thereof, all as in effect as of the date hereof. Such laws or interpretations may be amended at any time, possibly with retroactive effect. The summary does not address any state, local or foreign tax consequences and does not address estate or gift tax consequences. The consummation of the merger is not conditioned upon the receipt of any ruling from the Internal Revenue Service or any opinion of counsel as to tax matters.

      This summary is for general information only. The tax treatment of each shareholder will depend in part upon his or her particular situation. Special tax consequences not described below may be applicable to particular classes of taxpayers, including financial institutions, pension funds, mutual funds, broker-dealers, persons who are not citizens or residents of the United States or persons who are foreign corporations, foreign partnerships or foreign estates or trusts.

      EACH SHAREHOLDER IS URGED TO CONSULT WITH HIS OR HER TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES TO SUCH SHAREHOLDER OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS.


      Treatment of Merger. The receipt of cash for shares of Port Financial common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes.

      Capital Gain or Loss. In general, except as discussed under "Stock Options" below, each shareholder will recognize gain or loss equal to the difference between the amount of cash received and such shareholder's adjusted tax basis for the shares exchanged in the merger. Such gain or loss will be capital gain or loss (assuming that the shares of Port Financial common stock are held as a capital asset) and any such capital gain or loss will be long term if, as of the date of the merger, the shares were held for more than one year or will be short term if the shares were held for one year or less.

      Withholding and Information Reporting. Unless a shareholder complies with certain reporting and/or certification procedures or is an exempt recipient under applicable provisions of the Code and Treasury Regulations, such shareholder may be subject to withholding tax (currently 30%) with respect to any cash payments received pursuant to the merger. Shareholders should consult their brokers to ensure compliance with such procedures.

      Stock Options And Incentive Stock Option Shares. If you acquired shares of Port Financial common stock as a result of the exercise of an incentive stock option that was granted within two years from the effective time of the merger or exercised within one year from the effective time of the merger, you will recognize a portion of the gain in the merger as ordinary income. Specifically, the excess of the price at which you exercised your options over the lesser of (1) the fair market value of the shares on the date of exercise, or (2) the fair market value of the shares at the effective time, will be treated as ordinary income rather than capital gain.

      If you hold incentive or nonqualified stock options and do not exercise your options prior to the completion of the merger, you will receive the merger consideration (minus the exercise price and any applicable withholding taxes) in exchange for your options pursuant to the merger agreement. This will result in ordinary income equal to the difference between the fair market value of the shares deemed received (which should be the same as the merger consideration) and the exercise price of the options.

ACCOUNTING TREATMENT

      The merger will be accounted for under the purchase method of accounting under accounting principles generally accepted in the United States of America. Under this method, Port Financial's assets and liabilities as of the date of the merger will be recorded at their respective fair values and added to those of Citizens. Any difference between the purchase price for Port Financial and the fair value of the identifiable net assets acquired (including core deposit intangibles) will be recorded as goodwill. In accordance with Financial Accounting Standards Board Statement No. 142, "Goodwill and Other Intangible Assets," issued in July 2001, the goodwill resulting from the merger will not be amortized to expense, but will be subject to at least an annual assessment of impairment by applying a fair value test. In addition, any core deposit intangibles recorded by Citizens in connection with the merger will be amortized to expense in accordance with the new rules. The financial statements of Citizens issued after the merger will reflect the results attributable to the acquired operations of Port Financial beginning on the date of completion of the merger.


REGULATORY APPROVALS

      Completion of the merger is subject to the prior receipt of all consents or approvals of or the provision of notices to foreign, federal and state authorities required to complete the merger and the bank merger, except to the extent that a regulatory authority may waive any such requirement.

Merger Approvals

      Federal Reserve Board. The merger is subject to the prior approval of the Federal Reserve Board under Section 3 of the Bank Holding Company Act of 1956, as amended, and the Federal Reserve Board's implementing regulation, Regulation Y (12 C.F.R. Part 225, Subpart B). Pursuant to the Bank Holding Company Act of 1956, the Federal Reserve Board may not approve the merger if:

*	it would result in a monopoly or would be in furtherance of any combination or conspiracy to monopolize or attempt to monopolize the business of banking in any part of the United States; or

*

the effect of the merger may be substantially to lessen competition in any section of the country, tend to create a monopoly, or in any other manner be in restraint of trade, unless the Federal Reserve Board finds that the anti-competitive effects of the merger are clearly outweighed in the public interest by the probable effect of the merger in meeting the convenience and needs of the communities to be served.

      In every case, the Federal Reserve Board is required to consider the financial and managerial resources and future prospects of the bank holding company or companies and the banks concerned, and the convenience and needs of the communities to be served. The Federal Reserve Board also must take into account, (i) in accordance with the USA PATRIOT Act of 2001, the effectiveness of an applicant in combating money laundering activities when it considers an application filed under Section 3 of the Bank Holding Company Act of 1956 and (ii), under the Community Reinvestment Act of 1977, as amended, the record of performance of each participating bank holding company in meeting the credit needs of the entire community, including low- and moderate-income neighborhoods, served by each bank holding company and its subsidiaries. Applicable regulations require publication of notice of an application for approval of the merger and an opportunity for the public to comment on the application in writing and to request a hearing.

      If approved by the Federal Reserve Board, the merger may not be completed until 30 days after the date of its approval, during which time the U.S. Department of Justice may challenge such transaction on antitrust grounds and seek divesture of certain assets and liabilities. The merger may, however, be consummated on or after the 15th day following the date of the Federal Reserve Board's approval, if the Federal Reserve Board has not received any adverse comments from the U.S. Attorney General relating to the competitive factors and the Attorney General has consented to the shorter waiting period.


      State Approvals And Notices. The merger also is subject to the prior approval of the Massachusetts Board under Sections 2 and 4 of Chapter 167A of the Massachusetts General Laws. Massachusetts law requires that the Massachusetts Board hold a public hearing to consider the merger and find that the merger would not unreasonably affect competition among banking institutions and that it would promote public convenience and advantage. In making such a determination, the Massachusetts Board must consider, among other things, a showing of net new benefits, including initial capital investments, job creation plans, consumer and business services, commitments to maintain and open branch offices within a bank's statutorily delineated local community, and such other matters as the Massachusetts Board may deem necessary or advisable.

      In addition, Massachusetts law provides that the Massachusetts Board cannot approve the merger until it has received notice from the Massachusetts Housing Partnership Fund that arrangements satisfactory to such fund have been made for the proposed acquiror to make 0.9 percent of its assets located in Massachusetts available for call by the fund for a period of ten years for purposes of funding various affordable housing programs. Massachusetts law provides that all loans made to such funds shall bear interest at rates approved by the Massachusetts Commissioner of Banks, which shall be based upon the costs (not to include lost opportunity costs) incurred in making funds available to the fund.

      Foreign Authorities. In connection with the merger, The Royal Bank of Scotland Group plc has filed notices with the United Kingdom Listing Authority and the United Kingdom Financial Services Authority, an independent non-governmental body that regulates the financial services industry in the United Kingdom.

Bank Merger Approvals

      FDIC. It is anticipated that immediately after the effective time of the merger, the bank merger will be completed. This bank merger is subject to the prior approval of the FDIC under the Bank Merger Act. The FDIC will review the bank merger under statutory criteria which are substantially the same as those required to be considered by the Federal Reserve Board in evaluating transactions for approval under Section 3 of the Bank Holding Company Act of 1956, as discussed above. Applicable regulations require publication of notice of the application for approval of the bank merger and an opportunity for the public to comment on the application in writing and to request a hearing.

      The bank merger may not be completed until 30 days after the date of the FDIC's approval, during which time the U.S. Department of Justice may challenge the merger on antitrust grounds and seek the divestiture of certain assets and liabilities. If the FDIC has not received any adverse comment from the U.S. Attorney General relating to the competitive factors, the FDIC, with the concurrence of the Attorney General, may reduce the waiting period to no less than 15 days after the date of its approval.

      State Approvals and Notices. The bank merger is also subject to approval of the Massachusetts Commissioner of Banks, or Massachusetts Commissioner, under Section 36 of Chapter 172 and Section 34D of Chapter 168 of the Massachusetts General Laws. These statutes require that the Massachusetts Commissioner find that the bank merger would not unreasonably


affect competition among banking institutions and that it would promote public convenience and advantage. In making its determination, the Massachusetts Commissioner would consider, but would not be limited to, a showing of net new benefits including initial capital investments, job creation plans, consumer and business services and commitments to maintain and open branch offices within a bank's statutorily delineated local community, and such other matters as the Massachusetts Commissioner may deem necessary or advisable. Because Cambridgeport Bank is a member of the Depositors Insurance Fund of Massachusetts, the bank merger may not be completed until the parties have made arrangements "satisfactory" to the fund and until the fund has provided notice of those arrangements to the Massachusetts Commissioner.

Holding of Voting Securities of Cambridge Bancorp and Cambridge Trust Company

      Port Financial currently holds, through Brighton Investment Corporation, a direct, wholly-owned subsidiary of Port Financial, approximately 7.15% of the issued and outstanding voting securities of Cambridge Bancorp and its wholly-owned subsidiary bank, Cambridge Trust Company, or CTC, a Massachusetts trust company.

      Citizens has sought the prior approval of both the Federal Reserve Board and the Massachusetts Board to hold, directly or indirectly, as a passive investment, ownership or control of voting securities of Cambridge Bancorp and CTC up to and representing 9.9% of such securities. This is because the Bank Holding Company Act of 1956 and the Federal Reserve Board's implementing regulation, Regulation Y, and Sections 2 and 4 of Chapter 167A of the Massachusetts General Laws require a bank holding company to obtain the prior approval of, respectively, the Federal Reserve Board and the Massachusetts Board before acquiring direct or indirect ownership or control of any voting stock of a banking institution if, after the acquisition, it would, directly or indirectly, own or control more than 5% of the voting stock of that banking institution. In considering whether to approve Citizens' request to hold voting securities of Cambridge Bancorp and CTC, the Federal Reserve Board and the Massachusetts Board would generally apply the same statutory criteria that it would apply to its consideration of approval of the merger. The approval of the Federal Reserve Board or the Massachusetts Board of Citizens' request to hold these voting securities is not a condition to the closing of the merger or the bank merger.

Status of Applications And Notices.

      Citizens has filed all required applications, notices and requests for consent with applicable regulatory authorities in connection with the merger and the bank merger. There can be no assurance that all requisite approvals and consents will be obtained, or that such approvals and consents will be received on a timely basis.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS OF PORT FINANCIAL

      The following table sets forth, as of May 15, 2003, certain information as to common stock beneficially owned by persons owning in excess of 5% of the outstanding shares of our common stock. Port Financial knows of no person, except as listed below, who beneficially owned more than 5% of the outstanding shares of its common stock as of May 15, 2003. Except as otherwise indicated, the information provided in the following table was obtained from filings with the SEC and with Port Financial pursuant to the Securities Exchange Act of 1934, as amended, and on information presented to management. Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below, in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of any shares of common stock: (1) over which he or she has or shares, directly or indirectly, voting or investment power; or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days after May 15, 2003. As used in this proxy statement, "voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares.


Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent(4)

Common Stock, $0.01 par value	Port Financial Corp. Employee Stock Ownership Plan Trust GreatBanc Trust Company 1301 West 22nd Street, Suite 702 Oak Brook, Illinois 60523	595,425(1)	11.26%
Common Stock, $0.01 par value	Barclays Global Investors, N.A. 45 Fremont Street San Francisco, California 94105	300,458(2)	5.68%
Common Stock, $0.01 par value	Loomis, Sayles & Co., L.P. One Financial Center Boston, Massachusetts 02111	287,700(3)	5.44%

___________________

(1)

The Port Financial Corp. Employee Stock Ownership Plan ("ESOP") is administered by the ESOP committee of Port Financial (the "ESOP Committee"). The ESOP's assets are held in a trust (the "ESOP Trust"), for which GreatBanc Trust Company, serves as trustee (the "ESOP Trustee"). The ESOP Trust purchased these shares with funds borrowed from Port Financial, initially placed these shares in a suspense account for future allocation to be allocated to employees participating in the ESOP over a period of years as its acquisition debt is retired. The ESOP Trustee is the beneficial owner of the shares held in the ESOP Trust. The terms of the ESOP Trust Agreement provide that, subject to the ESOP Trustee's fiduciary responsibilities under the Employee Retirement Income Security Act of 1974, as amended, the ESOP Trustee will vote, tender or exchange shares of common stock held in the ESOP Trust in accordance with instructions received from the participants. As of May 15, 2003, 59,542 shares held by the ESOP Trust have been released for allocation. The ESOP Trustee will vote allocated shares as to which no instructions are received and any shares that have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP trustee receives instructions are voted. The ESOP Trustee will tender or exchange any shares in the suspense account or that otherwise have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP Trustee receives instructions are tendered or exchanged, but otherwise has no disposition power. As a result, the ESOP has sole voting power over 535,883 shares and disposition power over 595,425 shares.

(2)

As reported by Barclays Global Investors, N.A. in a Schedule 13G dated February 10, 2003, which reported sole voting power and sole investment power with respect to 300,458 shares as of December 31, 2002.

(3)

As reported by Loomis, Sayles & Co., L.P. in their capacity as an investment advisor in a Schedule 13G dated December 31, 2002, which reported sole voting power with respect to 210,025 shares and sole investment power with respect to 287,700 shares as of December 31, 2002. Loomis, Sayles & Co., L.P. disclaims beneficial ownership of such shares.

(4)	Percentages with respect to each person or group of persons have been calculated based upon 5,288,301 shares of common stock, the number of shares outstanding as of May 15, 2003.


SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth information about the shares of common stock beneficially owned by each director of Port Financial, by each executive officer of Port Financial, and all directors and executive officers of Port Financial or Port Financial's wholly owned subsidiary, Cambridgeport Bank, as a group as of May 15, 2003. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated.

Name	Position with Port Financial	Amount and Nature of Beneficial Ownership(1)(2)(3)	Percent of Common Stock, $.01 par value Outstanding(4)

James B. Keegan (5)	Chairman of the Board and Chief Executive Officer	138,167	2.59%
Jane L. Lundquist (6)	Director, President and Clerk	86,594	1.63%
Charles Jeffrey (7)	Senior Vice President, Treasurer and Chief Financial Officer	46,564	*
Maliz E. Beams (8)	Director	450	*
Paul R. Corcoran, Jr.	Director	21,028	*
Daniel C. Crane, Esq. (9)	Director	19,076	*
Samuel C. Fleming (10)	Director	23,565	*
Thomas J. Galligan III (11)	Director	450	*
Frances K. Moseley	Director	600	*
Thomas H. Niles	Director	28,700	*
Robert D. Happ	Director	8,727	*
Rudolph R. Russo	Director	45,185	*
Sandra J. Sucher (12)	Director	9,608	*
All directors and executive officers as a group (13 persons)(13)		964,597	18.24%

___________________

* Less than one percent


(1)	See "Security Ownership of Certain Beneficial Owners and Management -- Principal Shareholders of Port Financial" for a definition of "beneficial ownership."
(2)

Includes unvested restricted stock awards of (i) 8,931 shares made to each of Messrs. Corcoran and Russo; (ii) 4,467 shares made to each of Messrs. Crane, Fleming and Happ; (iii) 3,348 shares made to Mr. Niles; (iv) 450 shares made to Ms. Beams, Mr. Galligan and Ms. Moseley; and (v) 1,116 shares made to Ms. Sucher under the Port Financial Corp. 2000 Recognition and Retention Plan, respectively. Under the plan, Mr. Keegan, Ms. Lundquist and Mr. Jeffrey have unvested restricted stock awards of 42,000, 30,400 and 9,000 shares of common stock, respectively. Each recipient of a restricted share award has sole voting power but no investment power, except in limited circumstances, over the common stock covered by the award.

(3)

Includes common stock of Port Financial that may be acquired by executive officers and directors of Port Financial pursuant to the exercise of options under the Port Financial 2000 Stock Option Plan within 60 days after May 15, 2003 as follows: (i) Directors Corcoran, Crane, Fleming, Niles and Sucher each may acquire 8,120 shares of common stock; (ii) Director Happ may acquire 4,060 shares of common stock; (iii) Director Russo may acquire 20,300 shares of common stock; and (iv) Mr. Keegan, Ms. Lundquist and Mr. Jeffrey each may acquire 55,600, 22,800 and 16,400 shares of common stock of Port Financial, respectively. These figures do not include any options which would be exercisable within 60 days of May 15, 2003 solely as a result of shareholder approval of the merger agreement.

(4)

Percentages with respect to each person or group of persons have been calculated on the basis of 5,288,301 shares of common stock, the total number of shares of common stock outstanding as of May 15, 2003, plus shares of common stock which such person or group has the right to acquire within 60 days after May 15, 2003, by the exercise of stock options.

(5)

Includes 14,700 shares held in Mr. Keegan's 401(k) plan and 1,567 shares held in trust pursuant to the ESOP. Does not include 14,000 shares held in an officer's deferred compensation plan for which Mr. Keegan has no voting or investment power.

(6)

Includes 1,700 shares held by Ms. Lundquist as custodian for her minor children under the Uniform Transfer to Minors Act and 2,395 shares held in Ms. Lundquist's 401(k) Plan and 1,567 shares held in trust pursuant to the ESOP. Does not include 7,600 shares held in an officer's deferred compensation plan for which Ms. Lundquist has no voting or investment power.

(7)	Amount reflects 11,000 shares held in Mr. Jeffrey's individual retirement account, 397 shares held in Mr. Jeffrey's 401(k) Plan and 1,567 shares held in trust pursuant to the ESOP.
(8)	Does not include 150 shares held in a director's deferred compensation plan for which Ms. Beams has no voting or investment power.
(9)	Includes 5,000 shares held by Mr. Crane jointly with his spouse. Does not include 1,489 shares held in a director's deferred compensation plan for which Mr. Crane has no voting or investment power.
(10)	Includes 3,000 shares held in Mr. Fleming's individual retirement account.
(11)	Does not include 150 shares held in a director's deferred compensation plan for which Mr. Galligan has no voting or investment power.
(12)	Does not include 372 shares held in a director's deferred compensation plan for which Ms. Sucher has not voting or investment power.
(13)

The amount of shares for all directors and executive officers as a group includes 535,883 shares held by the ESOP Trust that have not been allocated to eligible participants as of December 31, 2002, over which the ESOP Committee (consisting of Messrs. Keegan, Jeffrey, Robert Montgomery-Rice and Ms. Lundquist) may be deemed to have sole investment power, except in limited circumstances, thereby causing each committee member to be a beneficial owner of such shares. Each of the members of the ESOP Committee disclaims beneficial ownership of such shares and accordingly, such shares are not attributed to the members of the ESOP Committee individually. As of May 15, 2003, 59,542 shares of Port Financial's common stock have been allocated to participants pursuant to Port Financial's Employee Stock Ownership Plan.


WHERE YOU CAN FIND MORE INFORMATION

      Port Financial is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Port Financial with the SEC at its public reference room in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

      Port Financial common stock is quoted on the Nasdaq National Market and such reports, statements or other information concerning Port Financial are available for inspection and copying at the offices of the National Association of Securities Dealers, Inc., Reports Section, 1735 K Street, N.W., Washington, D.C. 20006. In addition, Port Financial maintains a website at www.cambridgeportbank.com, where you can request Port Financial's annual and quarterly reports to shareholders and Port Financial's Form 10-Q for recent quarters. Copies of any of these documents are also available upon request from the Shareholder Relations Department of Port Financial Corp., 1380 Soldiers Field Road, Brighton, Massachusetts 02135, at (617) 779-8300.

INCORPORATION BY REFERENCE

      The SEC allows us to incorporate by reference, which means that we can disclose important information to you by referring to those documents we have filed with the SEC. The information incorporated by reference is considered a part of this proxy statement.

      Our quarterly report on Form 10-Q for the quarter ended March 31, 2003 and the forms of shareholders voting and bank merger agreement attached as exhibits to that report are hereby incorporated by reference into this proxy statement. See "Where You Can Find Additional Information" on how to obtain copies of the report on Form 10-Q and the exhibits to that report.

      This proxy statement is dated May 30, 2003. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date.

By Order of the Board of Directors,

/s/ Jane L. Lundquist

Jane L. Lundquist
Director, President and Clerk

Brighton, Massachusetts
May 30, 2003

To assure that your shares are represented at the special meeting, please complete, sign, date and promptly return the accompanying proxy card in the postage-paid envelope provided.


APPENDIX A

AGREEMENT AND PLAN OF MERGER

By and Among

CITIZENS BANK OF MASSACHUSETTS

CITIZENS FINANCIAL GROUP, INC.

and

PORT FINANCIAL CORP.

Dated as of April 17, 2003


TABLE OF CONTENTS
ARTICLE I THE MERGER		A-6
1.1	The Merger	A-6
1.2	Effective Time	A-7
1.3	Effects of the Merger	A-7
1.4	Conversion of Seller Common Stock	A-7
1.5	Merger Sub Common Stock	A-8
1.6	Employee Stock Options; Restricted Shares	A-8
1.7	Articles of Organization	A-9
1.8	By-Laws	A-9
1.9	Directors and Officers	A-9
ARTICLE II - EXCHANGE OF SHARES		A-9
2.1	Buyer to Deposit Aggregate Merger Consideration	A-9
2.2	Exchange of Shares	A-10
ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE BUYER		A-11
3.1	Corporate Organization	A-11
3.2	Authority; No Violation	A-11
3.3	Consents and Approvals	A-12
3.4	Financial Statements	A-12
3.5	Broker's Fees	A-12
3.6	Legal Proceedings	A-13
3.7	Capital; Availability of Funds	A-13
3.8	Buyer Information	A-13
ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE SELLER		A-13
4.1	Corporate Organization	A-13
4.2	Capitalization	A-14
4.3	Authority; No Violation	A-16
4.4	Consents and Approvals	A-17
4.5	Financial Statements	A-18
4.6	Broker's Fees	A-18
4.7	Absence of Certain Changes or Events	A-18
4.8	Legal Proceedings	A-19
4.9	Reports	A-20
4.10	Agreements with Banking Authorities	A-21
4.11	Absence of Undisclosed Liabilities	A-21
4.12	Compliance with Applicable Law	A-21
4.13	Taxes and Tax Returns	A-21
4.14	Labor	A-23
4.15	Employees	A-23
4.16	Regulatory Capitalization	A-24


4.17	CRA, Anti-Money Laundering and Customer Information Security	A-25
4.18	Material Agreements	A-25
4.19	Property and Leases	A-26
4.20	Loan Portfolio	A-27
4.21	Investment Securities	A-27
4.22	Derivative Transactions	A-27
4.23	Insurance	A-27
4.24	Environmental Matters	A-28
4.25	Recent Acquisitions	A-29
4.26	State Takeover Laws	A-29
4.27	Proxy Statement; Seller Information	A-29
4.28	Deposit/Loan Agreements	A-29
4.29	Intellectual Property	A-29
4.30	Disclosure	A-29
ARTICLE V - COVENANTS RELATING TO CONDUCT OF BUSINESS		A-30
5.1	Conduct of Businesses Prior to the Effective Time	A-30
5.2	Seller Forbearances	A-30
5.3	Buyer Forbearances	A-34
5.4	System Conversions; Timing	A-34
5.5	Certain Changes and Adjustments	A-35
5.6	Branches	A-35
5.7	Purchaser Products and Services	A-35
5.8	ALCO Management	A-36
5.9	Deposit Incentive Plan	A-36
5.10	Charitable Foundation	A-36
ARTICLE VI - ADDITIONAL AGREEMENTS		A-36
6.1	Regulatory Matters; Consents	A-36
6.2	No Solicitation	A-38
6.3	Access to Information	A-40
6.4	Legal Conditions to Merger	A-41
6.5	Employment and Benefit Matters	A-41
6.6	Directors' and Officers' Indemnification and Insurance	A-43
6.7	Additional Agreements	A-45
6.8	Advice of Changes	A-45
6.9	Update of Disclosure Schedules	A-45
6.10	Current Information	A-46
6.11	Transition Committee	A-46
6.12	Bank Merger	A-47
6.13	Organization of the Merger Sub	A-47
6.14	Community Commitments	A-48
6.15	Citizens Financial Group, Inc.	A-48
6.16	Section 16 Matters	A-48
6.17	Loan Loss Reserves	A-48
6.18	Consolidation of Corporate Structure	A-48


ARTICLE VII - CONDITIONS PRECEDENT		A-49
7.1	Conditions to Each Party's Obligations To Effect the Merger	A-49
7.2	Conditions to the Obligations of the Buyer	A-49
7.3	Conditions to the Obligations of the Seller	A-50
ARTICLE VIII - TERMINATION, AMENDMENT AND WAIVER		A-50
8.1	Termination	A-50
8.2	Effect of Termination	A-51
8.3	Amendment	A-52
8.4	Extension; Waiver	A-52
ARTICLE IX - MISCELLANEOUS		A-53
9.1	Closing	A-53
9.2	Nonsurvival of Representations, Warranties and Agreements	A-53
9.3	Expenses	A-53
9.4	Notices	A-53
9.5	Interpretation	A-54
9.6	Counterparts	A-55
9.7	Entire Agreement	A-55
9.8	Governing Law	A-55
9.9	Severability	A-55
9.10	Publicity	A-55
9.11	Assignment; Reliance of Other Parties	A-55
9.12	Specific Performance	A-55
9.13	Alternative Structure	A-56
9.14	Definitions	A-56


Exhibits
Exhibit I	Form of Bank Merger Agreement
Exhibit II	Form of Stockholder Agreement

Schedules
4.2(a)	Capitalization
4.2(c)	Seller Subsidiaries and Joint Ventures
4.7	Certain Changes or Events
4.9	Reports
4.13(b)	Tax Assessments
4.13(d)	Tax-Related Agreements
4.13(f)	Section 280G Payments
4.15(a)	Seller Pension Plans, Seller Benefit Plans and Seller Other Plans Contributions
4.15(d)	Administration of Seller Pension Plans, Seller Benefit Plans and Seller
Other Plans
4.15(f)	Qualified Seller Pension Plans
4.15(g)	Seller Pension Plan Contributions
4.15(h)	Post-employment Benefits
4.15(i)	Post-termination Benefits
4.18	Seller Contracts
4.20	Loan Information
4.22	Derivative Transactions
4.23	Insurance
6.5(d)	Compensation Agreements
6.5(e)	Fringe Benefits
6.5(f)	Parachute Payouts
6.5(h)	ESOP Fiduciaries
7.2(e)	Stockholder Agreements


AGREEMENT AND PLAN OF MERGER

      AGREEMENT AND PLAN OF MERGER ("Agreement"), dated as of April 17, 2003, by and among, CITIZENS BANK OF MASSACHUSETTS, a Massachusetts trust company ("Buyer"), PORT FINANCIAL CORP., a Massachusetts corporation ("Seller"), and for the purpose of Article III and Section 6.15, CITIZENS FINANCIAL GROUP, INC., a Delaware corporation and the parent company of the Buyer ("Parent"). The capitalized terms used in this Agreement are defined in Section 9.14 hereof.

      WHEREAS, the Boards of Directors of the Buyer and the Seller have determined that it is in the best interests of their respective stockholders and other constituencies, as well as the communities they serve, to consummate, and have approved, the business combination transactions provided for herein, in which the Buyer will, subject to the terms and conditions set forth herein, acquire the Seller;

      WHEREAS, following the execution and delivery of this Agreement, the Buyer shall take such action as is appropriate to form a subsidiary to be organized as a corporation ("Merger Sub") under the MBCL, and to cause the Merger Sub to become a party to this Agreement, pursuant to which the Merger Sub shall merge ("Merger") with and into the Seller, upon the terms and subject to the conditions set forth herein (the Seller and the Merger Sub being the constituent corporations of the Merger);

      WHEREAS, following the execution and delivery of this Agreement, Buyer (sometimes referred to herein as the "Surviving Bank"), shall enter into an Agreement and Plan of Merger (the "Bank Merger Agreement") with CAMBRIDGEPORT BANK, a Massachusetts savings bank and subsidiary of the Seller ("Seller Bank"), substantially in the form of Exhibit I hereto, providing for the merger of the Seller Bank with and into the Buyer (the "Bank Merger") under the MGL, promptly following the consummation of the Merger; and

      WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the Merger and to prescribe certain conditions to the Merger;

      NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I - THE MERGER

      1.1  The Merger. Subject to the terms and conditions of this Agreement, in accordance with the MBCL, at the Effective Time, the Merger Sub shall merge with and into the Seller. The Seller shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") in the Merger, and shall continue its corporate existence under the laws of the Commonwealth of Massachusetts as a subsidiary of the Buyer. The name of the Surviving Corporation shall be "PORT FINANCIAL CORP." and the purpose of the Surviving Corporation shall be solely to engage in bank permissible activities under applicable provisions of MGL and relating to the transactions contemplated hereby.


      1.2  Effective Time. The Merger shall become effective when Articles of Merger ("Articles of Merger"), executed in accordance with the relevant provisions of the MBCL, are filed with the Massachusetts Secretary; provided, however, that upon the mutual written consent of each of the Buyer and the Seller, the Articles of Merger may provide for a later time or date of effectiveness of the Merger not more than thirty (30) days after the date the Articles of Merger are filed with the Massachusetts Secretary. When used in this Agreement, the term "Effective Time" shall mean the date and time at which the Articles of Merger are filed with the Massachusetts Secretary or such later date and time established in the Articles of Merger in accordance with the terms of this Agreement. The filing of the Articles of Merger with the Massachusetts Secretary shall be made on the Closing Date.

      1.3  Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in this Agreement and in Section 80 of the MBCL.

      1.4  Conversion of Seller Common Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the Merger Sub, the Seller or the holder of any of the shares of the Seller Common Stock:

            (a)  Each share of the common stock, par value $0.01 per share, of the Seller ("Seller Common Stock") issued and outstanding immediately prior to the Effective Time (collectively, "Shares") (other than Shares held (i) in the Seller's treasury (which for this purpose shall include the three hundred (300) unallocated Shares in the Seller 2000 Recognition and Retention Plan Trust) or (ii) directly or indirectly by the Buyer or the Seller or any of their respective subsidiaries (except for Trust Account Shares, DPC Shares or Dissenting Shares)) shall become and be converted automatically into the right to receive in cash from the Buyer an amount equal to $54.00 ("Merger Consideration").

            (b)  All of the Shares converted into the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be canceled and shall cease to exist as of the Effective Time, and each certificate (each, a "Certificate") previously representing any such Shares shall thereafter represent the right to receive the Merger Consideration. Certificates previously representing Shares shall be exchanged for the Merger Consideration upon the surrender of such Certificates in accordance with Section 2.2 hereof, without any interest thereon.

            (c)  At the Effective Time, all Shares that are owned by the Seller as treasury stock and all Shares that are owned directly or indirectly by the Buyer or the Seller or any of their respective subsidiaries (other than Shares held directly or indirectly in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity that are beneficially owned by third parties, including Shares held in the (i) Seller Bank Employee Stock Ownership Plan and Trust ("Seller ESOP"); (ii) the Savings Banks Employees' Retirement Association 401(k) Plan, as adopted by Seller Bank; (iii) the Seller 2000 Recognition and Retention Plan Trust; (iv) Officers' Deferred Compensation Plan of the Seller; (v) Directors' Deferred Compensation Plan of the Seller and (vi) Seller's ESOP Restoration Plan (any such Shares, whether held directly or indirectly by the Buyer or the Seller, as the case may be, being referred to herein as "Trust Account Shares"), and other than any Shares held by the Buyer or the Seller or any of their respective subsidiaries in respect of a debt previously contracted (any such Shares


which are similarly held, whether held directly or indirectly by the Buyer or the Seller or any of their respective subsidiaries, being referred to herein as "DPC Shares")) shall be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.

            (d)  Notwithstanding anything in this Agreement to the contrary, Shares, the holders of which shall have delivered to the Seller a written demand for the appraisal of such Shares in the manner provided in the applicable provisions of the MBCL ("Dissenting Shares"), shall not be converted into the right to receive, or be exchangeable for, the Merger Consideration otherwise payable in exchange for such Shares pursuant to this Section 1.4 but, instead, the holders thereof shall be entitled to payment of the appraised value of such Dissenting Shares in accordance with the provisions of the MBCL; provided, however, that if any holder of Dissenting Shares (i) shall subsequently deliver a written withdrawal of his demand for appraisal of such Dissenting Shares or (ii) fails to establish his entitlement to appraisal rights as provided in Sections 86 through 98, inclusive, of the MBCL, such holder or holders (as the case may be) shall forfeit the right to appraisal of such Dissenting Shares and each of such shares shall thereupon be deemed to have been converted into the right to receive, and to have become exchangeable for, as of the Effective Time, the Merger Consideration otherwise payable in exchange for such Dissenting Shares pursuant to this Section 1.4, without any interest thereon.

            (e)  The Seller shall give the Buyer (i) prompt notice of any demands filed pursuant to Sections 86 through 98, inclusive, of the MBCL received by the Seller, withdrawals of such demands, and any other instruments served in connection with such demands pursuant to the MBCL and received by the Seller, and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands under the MBCL consistent with the obligations of the Seller thereunder. The Seller shall not, except with the prior written consent of the Buyer, (x) make any payment with respect to, or to any person making, any such demand, (y) offer to settle or settle any such demand or (z) waive any failure to timely deliver a written demand in accordance with the MBCL.

      1.5  Merger Sub Common Stock. At and after the Effective Time, each share of common stock, par value $0.01 per share, of the Merger Sub issued and outstanding immediately prior to the Effective Time shall become and be converted automatically into one share of common stock of the Surviving Corporation.

      1.6  Employee Stock Options; Restricted Shares.

            (a)  Prior to the Effective Time, the Seller shall take all such action as is necessary to terminate all outstanding stock options issued by Seller to purchase shares of Seller Common Stock (each a "Stock Option") including without limitation, Stock Options issued pursuant to Seller's 2000 Stock Option Plan (the "Seller Stock Option Plan"), as of the Effective Time. In connection therewith, Seller shall provide written notice to each holder of a then outstanding Stock Option (whether or not such Stock Option is then vested or exercisable), (i) that such Stock Option shall be, as at the date of such notice, exercisable in full; (ii) that such Stock Option shall terminate at the Effective Time; and (iii) that, if such Stock Option is not exercised or otherwise terminated on or before the fifth (5th) day prior to the Effective Time, such holder shall be entitled to receive in cancellation of such Stock Option a cash payment from the Seller at the Closing in an amount equal to the excess of the Merger Consideration over the


per share exercise price of such Stock Option, multiplied by the number of shares of Seller Common Stock covered by such Stock Option, subject to any required withholding of taxes. Subject to the foregoing, the Seller Stock Option Plan and all Stock Options shall terminate at the Effective Time. The Seller hereby represents and warrants to the Buyer that the maximum number of shares of Seller Common Stock subject to issuance pursuant to the exercise of Stock Options is not and shall not be at or prior to the Effective Time more than 649,685 shares.

            (b)  Upon receipt of the Stockholder Approval, each unvested restricted share of Seller Common Stock (collectively, the "Seller Restricted Shares") granted under Seller's 2000 Recognition and Retention Plan (the "Seller Restricted Share Plan") which is outstanding immediately prior to the Effective Time shall vest and become free of any restrictions to which they are subject under the Seller Restricted Share Plan. Each holder of a Seller Restricted Share shall have the same rights to receive the Merger Consideration as are provided to other holders of shares of Seller Common Stock pursuant to Section 1.4 and Article II hereof.

      1.7  Articles of Organization. Unless otherwise provided by the Buyer, at the Effective Time, the Articles of Organization of the Seller, as in effect immediately prior to the Effective Time, shall be amended so as to read in its entirety in a form to be mutually agreed upon by the parties, and as so amended, shall be the Articles of Organization of the Surviving Corporation until thereafter amended as provided therein and in accordance with applicable law. The total authorized capital stock of the Surviving Corporation shall be 1,000 shares of common stock, $0.01 par value.

      1.8  By-Laws. At the Effective Time, the By-Laws of the Seller, as in effect immediately prior to the Effective Time, shall be the By-Laws of the Surviving Corporation until thereafter amended in accordance with applicable law, the Articles of Organization of the Surviving Corporation and such By-Laws.

      1.9  Directors and Officers. The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Articles of Organization and By-Laws of the Surviving Corporation. The officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified.

ARTICLE II - EXCHANGE OF SHARES

      2.1  Buyer to Deposit Aggregate Merger Consideration. At or prior to the Effective Time, the Buyer shall pay, or shall cause to be paid, to a bank or trust company selected by the Buyer and reasonably acceptable to the Seller (which may be a subsidiary or other Affiliate of the Buyer) (the "Exchange Agent"), for the benefit of the holders of Certificates, for exchange in accordance with this Article II, such amount of cash as is sufficient to pay the aggregate Merger Consideration which holders of Shares are entitled to receive pursuant to Section 1.4 hereof.

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      2.2  Exchange of Shares.

            (a)  As soon as practicable after the Effective Time, and in no event later than three (3) business days thereafter, the Buyer shall cause the Exchange Agent to mail to each holder of record of a Certificate or Certificates a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent) and other appropriate materials required to complete the exchange of the Certificates for the Merger Consideration into which each Share represented by such Certificate or Certificates shall have been converted pursuant to this Agreement and instructions to effect such exchange. Upon proper surrender of a Certificate for exchange and cancellation to the Exchange Agent, together with such letter of transmittal and related materials, in each case as duly executed and properly completed, the holder of such Certificate shall be entitled to receive in exchange for each Share represented thereby, the Merger Consideration, and the Certificate so surrendered shall forthwith be canceled. No interest shall accrue or be paid on the Merger Consideration payable upon the surrender of any Certificate for the benefit of the holder of such Certificate. If payment of the Merger Consideration is to be made to a person other than the person in whose name the surrendered Certificate is registered on the stock transfer books of the Seller, it shall be a condition of payment that the Certificate so surrendered shall be endorsed properly or otherwise be in proper form for transfer and that the person requesting such payment shall have paid all transfer and other taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of the Surviving Corporation that such taxes either have been paid or are not applicable.

            (b)  At any time following the expiration of the sixth (6th) month after the Effective Time, the Buyer or the Surviving Corporation shall be entitled to require the Exchange Agent to deliver to it any funds which had been made available to the Exchange Agent and not disbursed to holders of Shares (including, without limitation, all interest and other income received by the Exchange Agent in respect of all funds made available to it), and thereafter such holders shall be entitled to look to the Buyer and the Surviving Corporation (subject to applicable abandoned property, escheat or similar laws) only as general creditors thereof with respect to any Merger Consideration that may be payable upon due surrender of the Certificates held by them.

            (c)  After the Effective Time, there shall be no transfers on the stock transfer books of the Seller of the Shares which were issued and outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Shares shall cease to have any rights with respect to such Shares except as otherwise provided herein or by applicable law. If, after the Effective Time, Certificates representing such Shares are presented for transfer to the Exchange Agent, they shall be canceled and exchanged for the Merger Consideration as provided in this Article II.

            (d)  Neither the Buyer nor the Seller nor any other Person shall be liable to any former holder of Shares for any shares or any dividends or distributions with respect thereto or any Merger Consideration delivered in respect of any such Shares properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

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            (e)  In the event any Certificate shall have been lost, stolen or destroyed, upon receipt of appropriate evidence as to such loss, theft or destruction and to the ownership of such Certificate by the Person claiming such Certificate to be lost, stolen or destroyed, and the receipt by the Buyer of appropriate and customary indemnification, the Buyer will issue in exchange for each Share represented by such lost, stolen or destroyed Certificate, the Merger Consideration, as determined in accordance with this Article II.

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF THE BUYER

      The Buyer hereby represents and warrants to the Seller as follows:

      3.1  Corporate Organization.

            (a)  The Buyer is a trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (b)  Each of the Parent and the Buyer has all requisite corporate power and authority to own, lease or operate all of its properties and assets and to carry on its business as it is now being conducted. Each of the Parent and the Buyer is duly licensed or qualified to do business and is in corporate good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in good standing would not result in a Material Adverse Effect.

      3.2  Authority; No Violation.

            (a)  Each of the Parent and the Buyer has all requisite corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other Transaction Documents to which the Buyer or the Parent, as applicable, is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly approved by the Board of Directors of each of the Buyer and the Parent, as applicable. Except for the adoption of the Bank Merger Agreement by the Buyer's stockholder, no other corporate proceedings on the part of the Parent or the Buyer are necessary to consummate the Merger. This Agreement and the other Transaction Documents to which the Buyer or the Parent, as applicable, is a party have been duly and validly executed and delivered by each of the Parent and the Buyer, as applicable, and (assuming due authorization, execution and delivery by the Seller and the Seller Bank), constitute the valid and binding obligation of the Parent and the Buyer, as applicable, enforceable against each of them in accordance with their respective terms.

            (b)  Neither the execution and delivery of this Agreement or the other Transaction Documents to which the Buyer or the Parent, as applicable, is a party by the Parent and the Buyer, as applicable, nor the consummation by the Parent and the Buyer of the transactions contemplated hereby or thereby; nor compliance by the Parent and the Buyer with any of the terms or provisions hereof or thereof, will (i) assuming that the consents, waivers and


approvals referred to in Section 3.3 hereof are duly obtained, violate in any respect any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the Parent or the Buyer, or (ii) violate, conflict with, or result in a breach of, any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of the Parent or the Buyer under any of the terms, conditions or provisions of (y) the Articles of Organization or other charter document of like nature or By-Laws of the Parent or the Buyer, or (z) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Parent or the Buyer is a party as issuer, guarantor or obligor, or by which it or any of its properties or assets may be bound or affected, except, in the case of clause (ii)(z) above, for such violations, conflicts, breaches or defaults which either individually or in the aggregate will not have a Material Adverse Effect on the Parent or the Buyer.

      3.3  Consents and Approvals. Except for consents, waivers, or approvals of, or filings or registrations with, or notifications to, the FDIC, the Federal Reserve Board, the Massachusetts Commissioner, the MBBI, the DIF, the MHPF, applicable state insurance authorities, the Massachusetts Secretary, the SEC, the NASDAQ, the DOJ, The London Stock Exchange Limited and the Financial Services Authority, no consents, waivers or approvals of, or filings or registrations with, or notifications to, any public body or authority are necessary, and no consents or approvals of any third parties are necessary, in connection with (a) the execution and delivery by the Parent and the Buyer of this Agreement and by the Buyer of the Bank Merger Agreement or (b) the consummation by the Parent and the Buyer of the Merger or by the Buyer of the Bank Merger. Neither the Parent nor the Buyer has any knowledge of any fact or circumstance relating to the Buyer or its subsidiaries or other Affiliates that is reasonably likely to materially impede or delay receipt of any consents of Governmental Authorities.

      3.4  Financial Statements. The Buyer has made available to the Seller copies of the consolidated balance sheets of the Parent and its subsidiaries as of December 31 for the fiscal years 2001 and 2002, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the fiscal years 2000 through 2002, inclusive, accompanied by the audit report of Deloitte & Touche LLP, independent public accountants for the Parent. The December 31, 2002 consolidated balance sheet of the Parent and its subsidiaries (including the related notes, where applicable) and the other financial statements referred to herein (including the related notes, where applicable) fairly present the consolidated financial position and results of the consolidated operations and cash flows and changes in stockholders' equity of the Parent and its subsidiaries for the respective fiscal periods or as of the respective dates therein set forth; and each of such statements (including the related notes, where applicable) has been prepared in accordance with GAAP, except as otherwise set forth in the notes thereto (subject, in the case of unaudited interim statements, to normal year-end adjustments).

      3.5  Broker's Fees. Neither the Buyer nor any of its officers, directors, employees, Affiliates or agents has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions in connection with any of the transactions contemplated by this Agreement, except for legal, accounting and other professional fees payable in connection with


the Merger and the other transactions contemplated hereby. The Buyer will be responsible for the payment of all such fees.

      3.6  Legal Proceedings. There is no claim, suit, action, proceeding or investigation of any nature pending or, to the best knowledge of the Buyer, threatened, against the Buyer or any subsidiary or other Affiliate of the Buyer or challenging the validity or propriety of the transactions contemplated by this Agreement, and which, if adversely determined, would, individually or in the aggregate, materially adversely affect the Buyer's ability to perform its respective obligations under this Agreement or the Bank Merger Agreement, nor is there any judgment, decree, injunction, rule or order of any legal or administrative body or arbitrator outstanding against the Buyer or any subsidiary or other Affiliate of the Buyer having, or which insofar as reasonably can be foreseen, in the future could have, any such effect.

      3.7  Capital; Availability of Funds. On the date hereof, the Buyer is, and on the Closing Date, the Buyer will be, at least "adequately capitalized," as such term is defined in the rules and regulations promulgated by the FDIC. Buyer will have available to it at the Effective Time sources of capital and financing sufficient to pay the aggregate Merger Consideration and to pay any other amounts payable pursuant to this Agreement and to effect the transactions contemplated hereby.

      3.8  Buyer Information. The information relating to the Parent, Buyer, their respective subsidiaries and other Affiliates to be contained in the proxy statement filed by the Seller with the SEC under the Exchange Act (the "Seller Proxy Statement"), as described in Section 6.1 hereof, and any other documents filed with the SEC in connection herewith, to the extent such information is provided in writing by the Buyer, will not, on the date the Seller Proxy Statement (or any supplement or amendment thereto) is first mailed to stockholders of the Seller or on the date of the Seller Stockholders Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make such information not misleading at the time and in light of the circumstances under which such statement is made.

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF THE SELLER

      The Seller hereby represents and warrants to the Buyer as follows:

      4.1  Corporate Organization.

            (a)  The Seller is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Seller has all requisite corporate power and authority to own, lease or operate all of its properties and assets and to carry on its business as it is now being conducted. The Seller is duly licensed or qualified to do business and is in corporate good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in corporate good standing would not, individually or in the aggregate, result in any Material Adverse Effect on the Seller. The Seller is a bank holding company registered with the Federal Reserve Board under the BHCA. The Articles of Organization and By-Laws of the Seller, copies of which have previously been made available to the Buyer, are true, complete and


correct copies of such documents in effect as of the date of this Agreement. The Seller is not in violation of any provision of its Articles of Organization or By-Laws. The minute books of the Seller contain in all material respects true and complete records of all meetings held and corporate actions taken since April 11, 2000 of the Seller's stockholders and Board of Directors (including committees of the Seller's Board of Directors) other than minutes which have not been prepared as of the date hereof.

            (b)  Each subsidiary (i) is duly organized, validly existing and in corporate good standing under the laws of the jurisdiction of its incorporation; (ii) has all requisite corporate power and authority to own, lease or operate all of its properties and assets and to carry on its business as it is now being conducted; and (iii) is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased, or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in good standing would not, individually or in the aggregate, result in any Material Adverse Effect on the Seller.

            (c)  The Articles of Organization and By-Laws or equivalent organizational documents of each of Seller's subsidiaries, copies of which have previously been made available to the Buyer, are true, correct and complete copies of such documents in effect as of the date of this Agreement. Neither the Seller nor any of its subsidiaries is in violation of any provision of its Articles of Organization, By-Laws or equivalent organizational documents. The minute books of each of Seller's subsidiaries contain in all material respects true and complete records of all meetings held and corporate actions taken since January 1, 2000 (or since the date of organization, if later than January 1, 2000) of its stockholders and board of directors (including committees of its board of directors) other than minutes which have not been prepared as of the date hereof.

      4.2  Capitalization.

            (a)  The authorized capital stock of the Seller consists of 30,000,000 shares of Seller Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share ("Seller Preferred Stock"). As of the date hereof, there are 5,288,101 shares of Seller Common Stock and no shares of Seller Preferred Stock issued and outstanding. As of the date hereof, there are 2,154,717 shares of Seller Common Stock and no shares of Seller Preferred Stock held in the treasury of the Seller. Except for Trust Account Shares and DPC Shares, no shares of Seller Common Stock are held by the Seller's subsidiaries. In addition, as of the date hereof, there are 649,685 shares of Seller Common Stock reserved for issuance upon exercise of outstanding stock options. All issued and outstanding shares of Seller Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. Except for the Seller Stock Option Plan (which includes director and employee stock options), the Seller does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments, rights agreements or agreements of any character calling for the Seller to issue, deliver or sell, or cause to be issued, delivered or sold any shares of Seller Common Stock or Seller Preferred Stock or any other equity security of the Seller or any subsidiary of the Seller or any securities convertible into, exchangeable for or representing the right to subscribe for, purchase or otherwise receive any


shares of Seller Common Stock or Seller Preferred Stock or any other equity security of the Seller or any subsidiary of the Seller or obligating the Seller or any such subsidiary to grant, extend or enter into any such subscriptions, options, warrants, calls, commitments, rights agreements or other similar agreements. Except for the redemption rights associated with the preferred stock of Real Estate Investment Corp., there are no outstanding contractual obligations of the Seller to repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity interests in, the Seller or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any subsidiary of the Seller. Section 4.2(a) of the Seller Disclosure Schedule sets forth as of the date hereof the names of the optionees, the date of each option to purchase shares of Seller Common Stock granted, the number of shares subject to each such option, the expiration date of each such option, and the price at which each such option may be exercised under the Seller Stock Option Plan. At the Effective Time, there will be no Shares outstanding which are subject to vesting over time or upon the satisfaction of any condition precedent, or which are otherwise subject to any right or obligation of repurchase or redemption on the part of the Seller.

            (b)  The authorized capital stock of the Seller Bank consists of 590,000 shares of common stock, par value $1.00 per share ("Bank Common Stock"), and 10,000 shares of preferred stock, par value $1.00 per share ("Bank Preferred Stock"). As of the date hereof, (i) 585,000 shares of Bank Common Stock are issued and outstanding, all of which are owned directly or indirectly by the Seller, all of which are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof, (ii) no shares of Bank Common Stock are held in the treasury of the Seller Bank, and (iii) no shares of Bank Common Stock are held by any of Seller's subsidiaries. Each share of Bank Common Stock owned by the Seller or any of its subsidiaries is free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Seller's or any of its subsidiaries' voting rights, charges and other encumbrances of any nature whatsoever. No shares of Bank Preferred Stock have been issued.

            (c)  Section 4.2(c) of the Seller Disclosure Schedule lists each of the subsidiaries of the Seller and each Joint Venture on the date of this Agreement and indicates for each such subsidiary and Joint Venture as of such date: (i) the percentage and type of equity securities owned or controlled by the Seller; (ii) the jurisdiction of incorporation; and (iii) the federal and/or state bank regulatory or other authority under which its shares are held by Seller or by which the Joint Venture operates. The Seller (x) has made available to the Buyer all of the organizational or similar documents regarding the control, governance or voting power in respect of each Joint Venture, (y) has no obligation to make any capital contributions, or otherwise provide assets or cash, to any Joint Venture and (z) does not, directly or indirectly, control any Joint Venture. Seller Bank has its deposits insured by the Bank Insurance Fund of the FDIC in accordance with the FDIA and the DIF in accordance with the laws of the Commonwealth of Massachusetts, in each case to the fullest extent permitted by law. It is not obligated to make any payments for premiums and assessments and it has filed all reports required by the FDIA. Except as set forth in Section 4.2(c) of the Seller Disclosure Schedule, Seller Bank does not have any deposits insured by the Savings Association Insurance Fund of the FDIC. As of the date hereof, no proceedings for the revocation or termination of such deposit insurance are pending or, to the best knowledge of the Seller, threatened. Except for the redemption rights associated with the preferred stock of Prospect Real Estate Investment Corp., no subsidiary of the Seller has


or is bound by any outstanding subscriptions, options, warrants, calls, commitments, rights agreements or agreements of any character calling for a subsidiary of the Seller to issue, deliver or sell, or cause to be issued, delivered or sold any equity security of the Seller or of any subsidiary of the Seller or any securities convertible into, exchangeable for or representing the right to subscribe for, purchase or otherwise receive any such equity security or obligating a subsidiary of the Seller to grant, extend or enter into any such subscriptions, options, warrants, calls, commitments, rights agreements or other similar agreements. Except for the redemption rights associated with the preferred stock of Prospect Real Estate Investment Corp., there are no outstanding contractual obligations of any subsidiary of the Seller to repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity interests in, the Seller or any such subsidiary or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any such subsidiary of the Seller. All of the shares of capital stock of each of the subsidiaries of the Seller held by the Seller are fully paid and nonassessable and, except for directors' qualifying shares, are owned by the Seller free and clear of any claim, lien, encumbrance or agreement with respect thereto.

      4.3  Authority; No Violation.

            (a)  The Seller has all requisite corporate power and authority to execute and deliver this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other Transaction Documents, and the consummation of the transactions contemplated hereby and thereby have been declared advisable by, and are duly and validly approved by the unanimous vote of, the Board of Directors of the Seller. The Board of Directors of the Seller has directed that this Agreement and the transactions contemplated hereby, including the Merger, be submitted to the stockholders of the Seller for approval at a meeting of such stockholders and, except for the adoption of this Agreement by the Seller's stockholders, no other corporate action and no other corporate proceedings on the part of the Seller are necessary to authorize this Agreement and the other Transaction Documents or to consummate the Merger. This Agreement and the other Transaction Documents have been duly and validly executed and delivered by the Seller and (assuming due authorization, execution and delivery by the Buyer and the Parent, as applicable) constitute the valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms.

            (b)  The Seller Bank has full corporate power and authority to execute and deliver the Bank Merger Agreement, to perform its obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery of the Bank Merger Agreement, the performance of its obligations thereunder and the consummation of the transactions contemplated thereby have been duly and validly approved by the unanimous action of the Board of Directors of the Seller Bank. Except for adoption of the Bank Merger Agreement by the Seller Bank's stockholder, no other corporate action and no other corporate proceedings on the part of the Seller Bank are necessary to authorize the Bank Merger Agreement or the performance of the Seller Bank's obligations thereunder or to consummate the transactions contemplated thereby. The Bank Merger Agreement, upon execution and delivery by the Seller Bank, will be duly and validly executed and delivered by the Seller Bank and will constitute a legal, valid and binding obligation of the Seller Bank, enforceable against the Seller Bank in accordance with its terms.


            (c)  Neither the execution and delivery of this Agreement or the other Transaction Documents by the Seller nor the consummation by the Seller of the transactions contemplated hereby or thereby; nor the execution and delivery of the Bank Merger Agreement by the Seller Bank, nor the consummation by the Seller Bank of the transactions contemplated thereby; nor compliance by the Seller or the Seller Bank with any of the terms or provisions hereof or thereof, will (i) assuming that the consents, waivers and approvals referred to in Section 4.4 hereof are duly obtained, violate any statute, law, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the Seller or any of its subsidiaries or by which any property or asset of the Seller or any of its subsidiaries is bound or affected, or (ii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of the Seller or any of its subsidiaries under any of the terms, conditions or provisions of (y) the Articles of Organization or other charter document of like nature or By-Laws of the Seller or any of its subsidiaries, or (z) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Seller is a party as issuer, guarantor or obligor, or by which they or any of their respective properties or assets may be bound or affected.

      4.4  Consents and Approvals.

            (a)  Except for consents, waivers or approvals of, or filings or registrations with, or notifications to, the Federal Reserve Board, the FDIC, the Massachusetts Commissioner, the MBBI, the DIF, the MHPF, applicable state insurance authorities, the SEC, the Massachusetts Secretary, the NASDAQ, and the DOJ, no consents, waivers or approvals of, or filings or registrations with, or notifications to, any public body or authority are necessary in connection with (i) the execution and delivery by the Seller of this Agreement and the execution and delivery of the Bank Merger Agreement by the Seller or the Seller Bank, or (ii) the consummation by the Seller of the Merger or by the Seller or the Seller Bank of the Bank Merger. The affirmative vote of holders of two-thirds of the outstanding shares of Seller Common Stock is the only vote of the holders of any shares or series of capital stock or other securities of the Seller necessary to approve this Agreement and the Merger. The affirmative vote of a majority of the outstanding shares of Bank Common Stock is the only vote of the holders of any shares or series of capital stock or other securities of the Seller Bank necessary to approve the Bank Merger Agreement and the Bank Merger. The Seller has no knowledge of any fact or circumstance relating to the Seller or its subsidiaries or other Affiliates, that is reasonably likely to materially impede or delay receipt of any consents of Governmental Authorities.

            (b)  The execution and delivery of this Agreement by the Seller, and the execution and delivery of the Bank Merger Agreement by the Seller and Seller Bank, does not require any consent, approval, authorization or permit of, or filing with or notification to, any third party (which term does not include the Board of Directors or the stockholders of the Seller or the stockholder of the Seller Bank), except where the failure to obtain any such consent, approval, authorization or permit, or to make any such filing or notification, would not have a Material Adverse Effect on the Seller or prevent or significantly delay consummation of the Merger or the Bank Merger.

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      4.5  Financial Statements. The Seller has made available to the Buyer copies of (a) the consolidated balance sheets of the Seller and its subsidiaries as of December 31 for the fiscal years 2000, 2001 and 2002, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the fiscal years 2000 through 2002, inclusive, as reported in the Annual Report of the Seller on Form 10-K for the fiscal year ended December 31, 2002 filed with the SEC under the Exchange Act, accompanied by the audit report of Arthur Andersen LLP, independent public accountants for the Seller for the years ended December 31, 2000 and 2001, and by the audit report of KPMG LLP, independent public accountants for the Seller for the year ended December 31, 2002. The December 31, 2002 consolidated balance sheet ("Seller Balance Sheet") of the Seller (including the related notes, where applicable) and the other financial statements referred to herein (including the related notes, where applicable) fairly present, and the financial statements to be included in any reports or statements (including reports on Forms 10-Q and 10-K) to be filed by the Seller with the SEC after the date hereof will fairly present, the consolidated financial position and results of the consolidated operations and cash flows and changes in stockholders' equity of the Seller and its subsidiaries for the respective fiscal periods or as of the respective dates therein set forth; and each of such statements (including the related notes, where applicable) has been and will be prepared in accordance with GAAP, except as otherwise set forth in the notes thereto (subject, in the case of unaudited interim statements, to normal year-end adjustments). Each of the consolidated financial statements of the Seller and its subsidiaries, including, in each case, the notes thereto, made available to the Buyer comply, and the financial statements to be filed with the SEC by the Seller after the date hereof will comply, with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The books and records of the Seller and its subsidiaries have been, and are being, maintained in accordance with GAAP and applicable legal and regulatory requirements.

      4.6  Broker's Fees. Neither the Seller nor any of its officers, directors, employees, Affiliates or agents has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions in connection with any of the transactions contemplated by this Agreement, except for fees and commissions incurred in connection with the engagement of Sandler O'Neill & Partners, L.P. ("Sandler") and for legal, accounting and other professional fees payable in connection with the Merger and the other transactions contemplated hereby. The Seller will be responsible for the payment of all such fees. The fee payable to Sandler in connection with the transactions contemplated by this Agreement is as described in an engagement letter between the Seller and Sandler, a true and complete copy of which has heretofore been furnished to the Buyer. The Seller has previously received the opinion of Sandler to the effect that, as of the date of such opinion, the Merger Consideration to be received by the stockholders of the Seller pursuant to the Merger is fair from a financial point of view to such stockholders, and such opinion has not been amended or rescinded and remains in full force and effect as of the date of this Agreement.

      4.7  Absence of Certain Changes or Events. Except as disclosed in Section 4.7 of the Seller Disclosure Schedule, in any Current Reports of the Seller on Form 8-K filed prior to the date of this Agreement, in the Seller's proxy statement filed with respect to its 2003 Annual Meeting of its stockholders, in the Seller's Annual Report on Form 10-K for the year ended December 31, 2002, or as otherwise expressly permitted or expressly contemplated by this Agreement, since December 31, 2002, the Seller and its subsidiaries have not incurred any


material liability or obligation of any nature (whether accrued, absolute, contingent or otherwise and whether due or to become due or in connection with this Agreement and the transactions contemplated hereby), except in the ordinary course of their business consistent with their past practices, nor has there been (a) any change in the business, assets, financial condition or results of operations of the Seller or any of its subsidiaries which has had, or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on the Seller or any of its subsidiaries, and, to the best knowledge of the Seller, no fact or condition exists which is reasonably likely to cause such a Material Adverse Effect in the future, (b) any change by the Seller or any of its subsidiaries in its accounting methods, principles or practices, other than changes required by applicable law or GAAP or regulatory accounting as concurred in by the Seller's independent accountants, (c) any entry by the Seller or any of its subsidiaries into any contract or commitment of more than $250,000 or with a term of more than one (1) year other than loans and loan commitments, (d) any declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of the Seller or any of its subsidiaries or any redemption, purchase or other acquisition of any of its securities, other than in the ordinary course of business consistent with past practice, (e) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any other increase in the compensation payable or to become payable to any directors, officers or employees of the Seller or any of its subsidiaries, or any grant of severance or termination pay, or any contract or arrangement entered into to make or grant any severance or termination pay, any payment of any bonus, or the taking of any action not in the ordinary course of business with respect to the compensation or employment of directors, officers or employees of the Seller or any of its subsidiaries, (f) any material election made by the Seller or any of its subsidiaries for federal or state income tax purposes, (g) any material change in the credit policies or procedures of the Seller or any of its subsidiaries, the effect of which was or is to make any such policy or procedure less restrictive in any material respect, (h) any material acquisition or disposition of any assets or properties, or any contract for any such acquisition or disposition entered into other than loans and loan commitments, or (i) any material lease of real or personal property entered into, other than in connection with foreclosed property or in the ordinary course of business consistent with past practice.

      4.8  Legal Proceedings. There is no claim, suit, action, proceeding or investigation of any nature pending or, to the best knowledge of the Seller, threatened, against the Seller or any subsidiary of the Seller or challenging the validity or propriety of the transactions contemplated by this Agreement, which, if adversely determined, would, individually or in the aggregate, have a Material Adverse Effect on the Seller or otherwise materially adversely affect the Seller's or the Seller Bank's ability to perform its obligations under this Agreement or the Bank Merger Agreement, nor is there any judgment, decree, injunction, rule, award or order of any legal or administrative body or arbitrator outstanding against the Seller or any subsidiary of the Seller having, or which insofar as reasonably can be foreseen, in the future could have, any such effect or restricting, or which could restrict its ability to conduct business in any material respect in any area. As of the date hereof, there are no claims, suits, actions, proceedings or investigations pending or, to the best knowledge of the Seller, threatened against the Seller or any of its subsidiaries.

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      4.9  Reports.

            (a)  Except as set forth in Section 4.9 of the Seller Disclosure Schedule, since April 11, 2000, the Seller and its subsidiaries have timely filed, and subsequent to the date hereof will timely file, all reports, registrations and statements, together with any amendments required to be made with respect thereto, that were and are required to be filed with (i) the SEC, including, but not limited to, Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and all other communications mailed by the Seller to its stockholders since April 11, 2000 (collectively, "SEC Reports") (and copies of all such SEC Reports have been or will be delivered or otherwise made available by the Seller to the Buyer), (ii) the Federal Reserve Board, (iii) the FDIC, (iv) the NASDAQ, and (v) any applicable state securities, insurance or banking authorities (except, in the case of state securities authorities, no such representation is made as to filings which are not material) (all such reports, registrations and statements, together with any amendments thereto, are collectively referred to herein as the "Seller Reports") and have paid all fees and assessments due and payable in connection with any of the foregoing. As of their respective dates, the Seller Reports complied and, with respect to filings made after the date of this Agreement, will at the date of filing comply, in all material respects with all of the statutes, rules and regulations enforced or promulgated by the regulatory authority with which they were filed and did not contain and, with respect to filings made after the date of this Agreement, will not at the date of filing contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth in Section 4.9 of the Seller Disclosure Schedule, none of the Seller's subsidiaries is required to file any form, report or other document with the SEC. The Seller has made available to the Buyer true and complete copies of all amendments and modifications that have not been filed by the Seller with the SEC to all agreements, documents and other instruments that previously had been filed by the Seller with the SEC and are currently in effect. Except for normal periodic examinations conducted by a Bank Regulator in the regular course of the business of the Seller and its subsidiaries, since January 1, 2000, no Bank Regulator has initiated any proceeding or, to the best knowledge of the Seller, investigation into the business or operations of the Seller or any of its subsidiaries. The Seller and its subsidiaries have resolved all material violations, criticisms or exceptions by any Bank Regulator with respect to any such normal periodic examination.

            (b)  The Seller has established and maintains disclosure controls and procedures as required by Rule 13a-15 under the Exchange Act. Within ninety (90) days preceding the date of each applicable SEC Report, the Seller has conducted an evaluation under the supervision and with the participation of its management, including the Seller's Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of its disclosure controls and procedures, and has concluded that its disclosure controls and procedures are effective to ensure that information required to be disclosed in the SEC Reports is recorded, processed, summarized and reported, within the periods specified in, and in accordance with the requirements of, the SEC's rules, regulations and forms. Based on such evaluations, (i) there were no significant deficiencies in the design or operation of internal controls which could adversely affect the Seller's ability to record, process, summarize and report financial data or material weaknesses in internal controls and (ii) there was no fraud, whether or not material, that involved management or other employees of the Seller or any of its subsidiaries who have a significant role in the Seller's internal controls.

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      4.10  Agreements with Banking Authorities. Neither the Seller nor any of its subsidiaries is a party to any commitment letter (other than letters addressed to regulated depository institutions generally), written agreement, memorandum of understanding, order to cease and desist with, is subject to any order or directive specifically naming or referring to Seller or any of its subsidiaries by, has been required to adopt any board resolution by, any Governmental Authority which is currently in effect and restricts materially the conduct of its business, or in any manner relates to its capital adequacy, loan loss allowances or reserves, credit policies, management or overall safety and soundness or such entity's ability to perform its obligations hereunder, and neither the Seller nor any of its subsidiaries has received written notification from any such Governmental Authority that any such Person may be requested to enter into, or otherwise be subject to, any such commitment letter, written agreement, memorandum of understanding, cease and desist order or any other similar order or directive. Neither the Seller nor any of its subsidiaries has been informed by any such Governmental Authority that it is contemplating issuing or requesting any such order, directive, agreement, memorandum of understanding, commitment letter, written agreement or similar submission. Neither the Seller nor any of its subsidiaries is a party to any agreement or arrangement entered into in connection with the consummation of a federally assisted acquisition of a depository institution pursuant to which the Seller or any of its subsidiaries is entitled to receive financial assistance or indemnification from any Governmental Authority.

      4.11  Absence of Undisclosed Liabilities. Except for (a) liabilities that are fully reflected or reserved against on the Seller Balance Sheet, (b) liabilities incurred in the ordinary course of business consistent with past practice or in connection with this Agreement, since December 31, 2002, and (c) liabilities reflected on Seller's Form 8-K dated March 5, 2003, neither the Seller nor any of its subsidiaries has incurred any obligation or liability (contingent or otherwise) that, either alone or when combined with all similar liabilities, has had, or could reasonably be expected to have, a Material Adverse Effect on the Seller.

      4.12  Compliance with Applicable Law. Seller and each of its subsidiaries holds all material licenses, franchises, permits and authorizations necessary for the lawful conduct of its business, and each of the Seller and each of its subsidiaries has complied with and is not in violation of or default in any material respect under any, applicable law, statute, order, rule, regulation or policy of, or agreement with, any federal, state or local governmental agency or authority relating to the Seller or any of its subsidiaries, other than where such default or noncompliance will not result in, or create the possibility of resulting in, any Material Adverse Effect on the Seller or any of its subsidiaries, and neither the Seller nor any of its subsidiaries has received any notice of any violation of any such law, statute, order, rule, regulation, policy or agreement, or commencement of any proceeding in connection with any such violation, and does not know of any violation of, any such law, statute, order, rule, regulation, policy or agreement which would have such a result.

      4.13  Taxes and Tax Returns.

            (a)  Except where the failure to do so would not have a Material Adverse Effect on the Seller and each of its subsidiaries as a whole (referred to for purposes of this Section 4.13, collectively, as the "Seller Companies") have, since December 31, 1996, timely


filed in correct form all Tax Returns that were required to be filed by any of them on or prior to the date hereof (the "Filed Tax Returns"), and have paid all Taxes shown as being due thereon.

            (b)  Except as set forth in Section 4.13(b) of the Seller Disclosure Schedule, no assessment that has not been settled or otherwise resolved has been made with respect to Taxes not shown on the Filed Tax Returns, other than such additional Taxes (i) as are being contested in good faith, (ii) which, if determined adversely to the Seller Companies, would not have a Material Adverse Effect on the Seller Companies as a whole, or (iii) for which adequate provision has been made on the Seller Balance Sheet. The income Tax Returns of the Seller Companies have been examined by the IRS or other taxing authority, as applicable, for all years through 1998 and any liability with respect thereto has been satisfied. There are no material disputes pending or written claims asserted for Taxes or assessments upon any Seller Company, nor has any Seller Company been requested to give any currently effective waivers extending the statutory period of limitation applicable to any federal, state, county or local income Tax Return for any period. No deficiency in Taxes or other proposed adjustment that has not been settled or otherwise resolved has been asserted in writing by any taxing authority against any of the Seller Companies, which, if determined adversely to the Seller Companies, would have a Material Adverse Effect on the Seller Companies as a whole. To the best knowledge of the Seller, no material Tax Return of any of the Seller Companies is now under examination by any applicable taxing authority. There are no material liens for Taxes (other than current Taxes not yet due and payable) on any of the assets of any Seller Company, except for such liens for Taxes that would not have a Material Adverse Effect on the Seller Companies as a whole.

            (c)  Adequate provision has been made on the Seller Balance Sheet for all Taxes of the Seller Companies in respect of all periods through the date hereof. In addition, (i) proper and accurate amounts have been withheld by each Seller Company from their respective employees for all prior periods in compliance in all material respects with the tax withholding provisions of applicable federal, state, county and local laws; (ii) federal, state, county and local returns which are accurate and complete in all material respects have been filed by the Seller Companies for all periods for which returns were due with respect to income tax withholding, Social Security and unemployment taxes; and (iii) the amounts shown on such returns to be due and payable have been paid in full or adequate provision therefor has been included by the Seller in its consolidated financial statements included in its Annual Report on Form 10-K for the period ended December 31, 2002, or, with respect to returns filed after the date hereof, will be so paid or provided for in the consolidated financial statements of the Seller for the period covered by such returns.

            (d)  Except as set forth in Section 4.13(d) of the Seller Disclosure Schedule and except with respect to intra-Seller Company agreements made or required under the federal consolidated tax return regulations, none of the Seller Companies is a party to or bound by any Tax indemnification, Tax allocation or Tax sharing agreement with any person or entity or has any current or potential contractual obligation to indemnify any other person or entity with respect to Taxes.

            (e)  None of the Seller Companies has filed or been included in a combined, consolidated or unitary income Tax Return (including any consolidated federal income Tax Return) other than one of which one of the Seller Companies was the parent.

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            (f)  Except as set forth in Section 4.13(f) of the Seller Disclosure Schedule, none of the Seller Companies has made any payment, is obligated to make any payment, or is a party to any agreement that could obligate it to make any payment that will not be deductible under Code Section 162(m) or Code Section 280G.

            (g)  No property of any Seller Company is property that is or will be required to be treated as being owned by another person pursuant to the provisions of Code Section 168(f)(8) (as in effect prior to its amendment by the Tax Reform Act of 1986) or is "tax exempt use property" within the meaning of Code Section 168(h). None of the Seller Companies has been required to include in income any adjustment pursuant to Code Section 481 by reason of a voluntary change in accounting method initiated by any Seller Company, and the IRS has not initiated or proposed any such adjustment or change in accounting method.

      4.14  Labor. No work stoppage involving the Seller or any of its subsidiaries is pending or, to the best knowledge of the Seller's management, threatened. Neither the Seller nor any of its subsidiaries is involved in, or, to the best knowledge of the Seller's management, threatened with or affected by, any dispute, arbitration, lawsuit or administrative proceeding relating to labor or employment matters which might reasonably be expected to interfere in any material respect with the respective business activities of the Seller or any of its subsidiaries. No employees of the Seller or any of its subsidiaries are represented by any labor union, and, to the best knowledge of the Seller's management, no labor union is attempting to organize employees of the Seller or any of its subsidiaries.

      4.15  Employees.

            (a)  Except as set forth in Section 4.15(a) of the Seller Disclosure Schedule, neither the Seller nor any of its subsidiaries maintains or contributes to any "employee pension benefit plan" (the "Seller Pension Plans"), as such term is defined in Section 3(2) of ERISA, "employee welfare benefit plan" (the "Seller Benefit Plans"), as such term is defined in Section 3(1) of ERISA, stock option plan, restricted stock plan, stock purchase plan, deferred compensation plan, other employee benefit plan for employees of the Seller or any of its subsidiaries, or any other plan, program or arrangement of the same or similar nature that provides benefits to non-employee directors of the Seller or any of its subsidiaries (collectively, the "Seller Other Plans").

            (b)  The Seller shall have made available to the Buyer complete and accurate copies of each of the following with respect to each of the Seller Pension Plans, the Seller Benefit Plans and the Seller Other Plans: (i) plan document and any amendment thereto; (ii) trust agreement or insurance contract (including any fiduciary liability policy or fidelity bond), if any; (iii) most recent IRS determination letter, if any; (iv) most recent actuarial report, if any; (v) most recent annual report on Form 5500; and (vi) summary plan description.

            (c)  The current value of the assets of each of the Seller Pension Plans subject to Title IV of ERISA exceeds that plan's "Benefit Liabilities," as that term is defined in Section 4001(a)(16) of ERISA, when determined under actuarial factors that would apply if that plan terminated in accordance with all applicable legal requirements.

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            (d)  Except as set forth in Section 4.15(d) of the Seller Disclosure Schedule, to the best knowledge of the Seller, each of the Seller Pension Plans, each of the Seller Other Plans and each of the Seller Benefit Plans, which are maintained or contributed to by the Seller, has been administered in compliance with its terms in all material respects and is in compliance in all material respects with the applicable provisions of ERISA (including, but not limited to, the funding and prohibited transactions provisions thereof), the Code and all other applicable laws.

            (e)  There has been no reportable event within the meaning of Section 4043(b) of ERISA or any waived funding deficiency within the meaning of Code Section 412(d)(3) (or any predecessor section) with respect to any Seller Pension Plan.

            (f)  Except as set forth in Section 4.15(f) of the Seller Disclosure Schedule, each of the Seller Pension Plans which is intended to be a qualified plan within the meaning of Code Section 401(a) has received a favorable determination letter from the IRS that such Plan meets the requirements of Code Section 401(a) and that the trust associated with such Seller Pension Plan is tax exempt under Code Section 501(a), and, to the best knowledge of the Seller, each of such plans is so qualified and the Seller is not aware of any fact or circumstance which would adversely affect the qualified status of any such plan.

            (g)  Except as set forth in Section 4.15(g) of the Seller Disclosure Schedule, the Seller has made or provided for all contributions to the Seller Pension Plans required thereunder.

            (h)  Except as set forth in Section 4.15(h) of the Seller Disclosure Schedule, neither the Seller nor any of its subsidiaries is party to or maintains any contract or other arrangement with any employee or group of employees, providing severance payments, stock or stock-equivalent payments or post-employment benefits of any kind or providing that any otherwise disclosed plan, program or arrangement will irrevocably continue, with respect to any or all of its participants, for any period of time.

            (i)  Except as set forth in Section 4.15(i) of the Seller Disclosure Schedule, neither the Seller nor any of its subsidiaries has ever (i) maintained any "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA, or (ii) provided healthcare or any other non-pension benefits to any employees after their employment is terminated (other than as required by Part 6 of Subtitle B of Title I of ERISA or state health continuation laws) or has ever promised to provide such post-termination benefits.

            (j)  No lawsuits, governmental administrative proceedings, claims (other than routine claims for benefits) or complaints to, or by, any person or governmental entity have been filed, are pending, or to the best knowledge of the Seller, threatened with respect to any Seller Pension Plan, Seller Benefit Plan or Seller Other Plan. Except in connection with applications to the IRS for determination letters, there is no material correspondence between the Seller and any Governmental Authority related to any other Seller Pension Plan, Seller Benefit Plan or Seller Other Plan.

      4.16  Regulatory Capitalization. The Seller Bank is "well capitalized," as such term is defined in the rules and regulations promulgated by the FDIC. The Seller would be "well

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capitalized," as such term is defined in the rules and regulations promulgated by the Federal Reserve Board, if the Seller were a state-chartered, member bank.

      4.17  CRA, Anti-Money Laundering and Customer Information Security. Neither the Seller nor the Seller Bank is aware of, has been advised of, or has reason to believe that any facts or circumstances exist, which would cause the Seller Bank: (a) to be deemed not to be in satisfactory compliance in any material respect with the CRA, and the regulations promulgated thereunder, or to be assigned a rating for CRA purposes by federal or state bank regulators of lower than "satisfactory;" or (b) to be deemed to be operating in violation in any material respect of the federal Bank Secrecy Act, as amended, and its implementing regulations (31 C.F.R. Part 103), the USA PATRIOT Act of 2001, Public Law 107-56 (the "USA PATRIOT Act"), and the regulations promulgated thereunder, any order issued with respect to anti-money laundering by the U.S. Department of the Treasury's Office of Foreign Assets Control, or any other applicable anti-money laundering statute, rule or regulation; or (c) to be deemed not to be in satisfactory compliance in any material respect with the applicable privacy of customer information requirements contained in any federal and state privacy laws and regulations, including without limitation, in Title V of the Gramm-Leach-Bliley Act of 1999 and regulations promulgated thereunder, as well as the provisions of the information security program adopted by the Seller Bank pursuant to 12 C.F.R. Part 364. Furthermore, the Board of Directors of the Seller Bank has adopted and the Seller Bank has implemented an anti-money laundering program that contains adequate and appropriate customer identification verification procedures and that meets the requirements in all material respects of Section 352 of the USA PATRIOT Act and the regulations thereunder.

      4.18  Material Agreements.

            (a)  Except as set forth in Section 4.18 of the Seller Disclosure Schedule, neither the Seller nor any of its subsidiaries is a party to or is bound by (i) any agreement, arrangement, or commitment, in each case whether written or oral (for purposes of this Section 4.18, an "Agreement"), that is material to the financial condition, results of operations or business of the Seller, except those entered into in the ordinary course of business; (ii) any Agreement relating to the employment, election or retention in office, or severance of any present or former director or officer of the Seller or any of its subsidiaries; (iii) any Agreement by and among the Seller, any subsidiary of the Seller and/or any Affiliate thereof; (iv) any Agreement that would be required to be filed as an Exhibit to a Form 10-K filed by the Seller as of the date hereof that has not been filed as an Exhibit to the Form 10-K filed by it for the fiscal year ended December 31, 2002; (v) any Agreement which, upon the consummation of the transactions contemplated by this Agreement or the Bank Merger Agreement, will result in any payment or benefit (whether of severance pay or otherwise) becoming due from the Seller or any of its subsidiaries to any officer or employee thereof; (vi) any Agreement which is not terminable on sixty (60) days or less notice involving the payment of more than $100,000 per annum; (vii) any Agreement which materially restricts or prohibits the alteration of the conduct of any line of business by the Seller or any of its subsidiaries, or which otherwise requires that a particular line of business be maintained; (viii) any non-competition agreement or any other Agreement which purports to limit in any respect, the ability of the Seller or its businesses to solicit customers or the manner in which, or the localities in which, all or any substantial portion of the business of the Seller and its subsidiaries, taken as a whole, or, following consummation of the transactions

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contemplated by this Agreement or the Bank Merger Agreement, the Buyer and its subsidiaries, is or would be conducted; (ix) any Agreement providing for the indemnification by the Seller or a subsidiary of the Seller of any person, other than customary agreements relating to the indemnity of directors, officers and employees of the Seller or its subsidiaries; (x) any Agreement that grants any right of first refusal or right of first offer or similar right or that limits (or purports to limit) the ability of the Seller or any of its subsidiaries to own, operate, sell, transfer, pledge or otherwise dispose of any material amount of assets or business; or (xi) any Agreement providing for any material future payments that are conditioned, in whole or in part, on a change of control of the Seller or any of its subsidiaries. Each Agreement described in this Section 4.18, whether or not set forth in Section 4.18 of the Seller Disclosure Schedule, is referred to herein as a "Seller Contract." The Seller has previously delivered to the Buyer true and complete copies of all employment, consulting and deferred compensation agreements which are in writing and to which the Seller or any of its subsidiaries is a party, and has made available to the Buyer true and complete copies of all other Seller Contracts. Except as set forth on Section 4.18 of the Seller Disclosure Schedule, there are no provisions in any Seller Contract that provide any restrictions on, or that require that any financial payment (other than payment of any outstanding principal and accrued interest) be made in the event of, the repayment of the outstanding indebtedness thereunder prior to its term.

            (b)  (i) To the best knowledge of the Seller, each Seller Contract listed on such Seller Disclosure Schedule is legal, valid and binding upon the Seller or Seller subsidiary, as the case may be, and is in full force and effect, (ii) the Seller and each Seller subsidiary has in all material respects performed all obligations required to be performed by it to date under each such Seller Contract, and (iii) no event or condition exists which constitutes or, after notice or lapse of time or both, would constitute, a material default on the part of the Seller or any Seller subsidiary under any such Seller Contract.

      4.19  Property and Leases.

            (a)  Each of the Seller and each Seller subsidiary has good and marketable title to all the real property and all other property owned by it and included in the Seller Balance Sheet, free and clear of all mortgages, pledges, liens, security interests, conditional and installment sale agreements, encumbrances, charges or other claims of third parties of any kind (collectively, "Liens"), other than (i) Liens that secure liabilities that are reflected in the Seller Balance Sheet or incurred in the ordinary course of business after the date of the Seller Balance Sheet, (ii) Liens for current taxes and assessments not yet past due or which are being contested in good faith, (iii) inchoate mechanics' and materialmen's Liens for construction in progress, (iv) workmen's, repairmen's, warehousemen's and carriers' Liens arising in the ordinary course of business of the Seller or any of its subsidiaries consistent with past practice, (v) all matters of record, Liens and other imperfections of title and encumbrances which, either individually or in the aggregate, would not be material, and (vi) those items that secure public or statutory obligations or any discount with, borrowing from, or obligations to any Federal Reserve Bank or Federal Home Loan Bank, interbank credit facilities, or any transaction by any Seller subsidiary acting in a fiduciary capacity.

            (b)  Each lease of real property leased for the use or benefit of the Seller or any of its subsidiaries to which any of the foregoing is a party requiring rental payments in excess of


$1,000,000 during the period of the lease, and all amendments and modifications thereto, is in full force and effect, and there exists no material default under any such lease by the Seller or any of its subsidiaries nor, to the best knowledge of the Seller, any event which with notice or lapse of time or both would constitute a material default thereunder by the Seller or any other Seller subsidiaries, except for such defaults which, individually, or in the aggregate, would not result in the forfeiture of the use or occupancy of the property covered by such lease or in a material liability to the Seller.

      4.20  Loan Portfolio. To the best knowledge of the Seller, all of the written or oral loan agreements, notes or borrowing arrangements (including without limitation, leases, credit enhancements, commitments, guarantees and interest-bearing assets) with respect to loans in excess of $500,000 in original principal amount (collectively, "Loans") originated and held currently and at the Effective Time by the Seller or any of its subsidiaries, and any other Loans purchased and held currently and at the Effective Time by the Seller or any of its subsidiaries, were solicited, originated and exist, and will exist at the Effective Time, in material compliance with all applicable loan policies and procedures of the Seller or such subsidiary. The information (including electronic information and information contained on tapes and computer disks) with respect to all loans of the Seller and its subsidiaries furnished to the Buyer by the Seller is, as of the respective dates indicated therein, true and complete in all material respects. To the best knowledge of the Seller, all loans originated, directly or through third party mortgage brokers, have been originated in compliance with all federal, state and local laws, including without limitation, the Real Estate Settlement Procedures Act of 1974, as amended. Section 4.20 of the Seller Disclosure Schedule sets forth (i) the aggregate outstanding principal amount, as of the date hereof, of all Loans, other than non-accrual Loans, and (ii) the aggregate outstanding principal amount, as of March 31, 2003, of all non-accrual Loans.

      4.21  Investment Securities. Except for pledges to secure public and trust deposits, Federal Reserve borrowings, repurchase agreements and reverse repurchase agreements entered into in arms'-length transactions pursuant to normal commercial terms and conditions and other pledges required by law, none of the investments reflected in the Seller Balance Sheet, and none of the material investments made by the Seller or any of its subsidiaries since December 31, 2002, is subject to any restriction (contractual, statutory or otherwise) that would materially impair the ability of the entity holding such investment freely to dispose of such investment at any time.

      4.22  Derivative Transactions. Except as set forth in Section 4.22 of the Seller Disclosure Schedule, neither the Seller nor any or its subsidiaries is engaged in transactions in or involving forwards, futures, options on futures, swaps or similar derivative instruments except as agent on the order and for the account of others other than Federal Home Loan Bank advances or in connection with mortgage loan secondary market activities in the ordinary course of business consistent with the Seller Bank's past practices.

      4.23  Insurance. Section 4.23 of the Seller Disclosure Schedule sets forth a summary of all material policies of insurance of the Seller and its subsidiaries currently in effect, which summary is accurate and complete in all material respects. All of the policies relating to insurance maintained by the Seller or any of its subsidiaries with respect to its material properties and the conduct of its business in any material respect (or any comparable policies entered into


as a replacement therefor) are in full force and effect and, neither the Seller nor any of its subsidiaries has received any notice of cancellation with respect thereto. Except as set forth in Section 4.23 of the Seller Disclosure Schedule, all life insurance policies on the lives of any of the current and former officers and directors of the Seller or any of its subsidiaries which are maintained by the Seller or any such subsidiary which are otherwise included as assets on the books of the Seller or such subsidiary (i) are, or will at the Effective Time be, owned by the Seller or such subsidiary, as the case may be, free and clear of any claims thereon by the officers or members of their families, except with respect to the death benefits thereunder, as to which the Seller or such subsidiary agree that there will not be an amendment prior to the Effective Time without the consent of the Buyer, and (ii) are accounted for properly as assets on the books of the Seller or such subsidiary in accordance with GAAP.

      4.24  Environmental Matters.

            (a)  Except as set forth in the Environmental Reports, each of the Seller and its subsidiaries, and each property currently or previously owned by any of them (the "Owned Property") is, and during the period of ownership was, and, to the best knowledge of the Seller, each Loan Property is, in material compliance with all applicable Environmental Laws, including without limitation, with any Environmental Permits necessary for the current and anticipated future use of the Owned Property and the Loan Property, each of which Environmental Permits is in full force and effect.

            (b)  To the best knowledge of the Seller, there are no material pending or threatened Environmental Claims implicating the Seller, any of its subsidiaries, the Owned Property or the Loan Property, and neither the Seller nor its subsidiaries has knowledge of any facts, indicating that any such Environmental Claims with respect to the Seller, any of its subsidiaries, the Owned Property or the Loan Property exists or are reasonably likely to be asserted.

            (c)  During the period of (i) the Seller's or any of its subsidiaries' ownership or operation of any of the Owned Property, or (ii) the Seller's or any of its subsidiaries' holding of a security interest in a Loan Property, to the best knowledge of Seller, there is and has been no presence or Release of Hazardous Materials in, on, under or affecting any such properties, except where such presence or Release of Hazardous Materials is not or would not, either individually or in the aggregate, be material, or where such Release has been Remediated in compliance with Environmental Laws. To the best knowledge of the Seller, prior to the period of (y) the Seller's or any of its subsidiaries' ownership or operation of the Owned Property, or (z) there was no presence or Release of Hazardous Materials in, on, under or affecting any such property, except where such presence or Release is not or would not, either individually or in the aggregate, be material, or where such Release has been Remediated in compliance with Environmental Laws. For the period prior to the Seller's or any of its subsidiaries' holding of a security interest in a Loan Property, Seller has no actual knowledge of the presence or Release of Hazardous Materials in, on, under or affecting any such property, except where such presence or Release is not or would not, either individually or in the aggregate, be material, or where such Release has been Remediated in compliance with Environmental Laws.

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            (d)  Neither Seller nor any of its subsidiaries is an owner or operator of any Loan Property, and there are no facilities associated with any such Loan Property in which the Seller or any of its subsidiaries participates or has participated in the management of such property in any manner that contradicts settled exceptions, safe havens or other available protections for lenders under Environmental Laws.

            (e)  No Owned Property, or any structures located thereon, contains or, to the Sellers' best knowledge, ever has contained, any underground or aboveground storage tanks, asbestos or asbestos-containing material, polychlorinated biphenyls or equipment containing the foregoing, lead or lead-based paint, or urea formaldehyde foam insulation.

      4.25  Recent Acquisitions. Neither the Seller nor any of its subsidiaries has any liability or obligation of any nature (whether accrued, absolute, contingent, or otherwise and whether due or to become due) arising out of or relating to any acquisition which has not been adequately provided for, reflected or disclosed in the Seller Reports or the Seller Balance Sheet.

      4.26  State Takeover Laws. The Board of Directors of the Seller has approved this Agreement and the Bank Merger Agreement and taken all other requisite action such that the provisions of any antitakeover laws and regulations of any Governmental Authority, including without limitation, MGL Chapter 110F and the provisions of the Seller's Articles of Organization relating to special voting requirements for certain business combinations, will not apply to this Agreement or any of the other Transaction Documents or any of the other transactions contemplated hereby or thereby.

      4.27  Proxy Statement; Seller Information. The information relating to the Seller and its subsidiaries to be contained in the Seller Proxy Statement as described in Section 6.1 hereof, and any other documents filed with the SEC in connection herewith, will not, on the date the Seller Proxy Statement is first mailed to stockholders of the Seller or at the time of the Seller Stockholders Meeting, contain any untrue statement of any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading at the time and in light of the circumstances under which such statement is made. The Seller Proxy Statement will comply in all material respects as to form with the requirements of the Exchange Act and the rules and regulations thereunder.

      4.28  Deposit/Loan Agreements. The deposit and loan agreements of the Seller Bank comply in all material respects with all applicable laws, rules and regulations.

      4.29  Intellectual Property. The Seller and each subsidiary of the Seller owns or possesses valid and binding licenses and other rights to use without payment of any material amount all material patents, copyrights, trade secrets, trade names, service marks and trademarks used in its businesses ("Seller Intellectual Property Assets"), and none of the Seller or any of its subsidiaries has received any notice of conflict with respect thereto.

      4.30  Disclosure. No representation or warranty contained in this Agreement, and no statement contained in any certificate, list or other writing, including but not necessarily limited to the Seller Disclosure Schedule, furnished to the Buyer pursuant to the provisions hereof,

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contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein not misleading.

ARTICLE V - COVENANTS RELATING TO CONDUCT OF BUSINESS

      5.1  Conduct of Businesses Prior to the Effective Time. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement or the Bank Merger Agreement, the Seller shall, and shall cause each of its subsidiaries to: (a) conduct its business in the usual, regular and ordinary course consistent with past practice, (b) use reasonable best efforts to maintain and preserve intact its business organization, employees and advantageous business relationships and retain the services of its officers and key employees, including without limitation, implementing a retention program in the aggregate amount of up to $175,000 in furtherance thereof, the participants of which, the amount of each payment to each participant, and the timing of such payments shall be proposed by the Seller and approved by the Buyer, such approval not to be unreasonably withheld or delayed; provided, that if the Merger shall not be consummated, the Buyer shall reimburse the Seller for the cost of any retention bonuses paid to or earned by the employees prior thereto pursuant to such program, and (c) take no action which would materially adversely affect or materially delay the ability of the Seller to obtain any necessary approvals of any Governmental Authority required for the transactions contemplated hereby or to perform its covenants and agreements under this Agreement or the Bank Merger Agreement.

      5.2  Seller Forbearances. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement or the Bank Merger Agreement (and the Buyer acknowledges that any action taken by the Seller or any of its subsidiaries prior to the Effective Time which is expressly permitted or required by this Agreement shall not be deemed a breach of any representation, warranty, agreement or covenant herein), the Seller shall not, and the Seller shall not permit any of its subsidiaries to, without the prior written consent of the Buyer, which, except for Section 5.2(b) hereof, consent shall not be unreasonably withheld or delayed:

            (a)  other than in the ordinary course of business consistent with past practice, issue any debt securities or otherwise incur any indebtedness for borrowed money (other than short-term indebtedness incurred to refinance short-term indebtedness and indebtedness of the Seller or any of its subsidiaries to the Seller or any of its subsidiaries; it being understood and agreed that incurrence of indebtedness in the ordinary course of business shall include, without limitation, the creation of deposit liabilities, Federal Home Loan Bank borrowings, purchases of federal funds, sales of certificates of deposit and entering into repurchase agreements), assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, or make any loans, advances or renewals thereof in excess of $500,000;

            (b)  adjust, split, combine or reclassify any shares of its capital stock or issue any other securities in respect of, in lieu of, or in substitution for shares of its capital stock, make, declare or pay any dividend or make any other distribution on, whether payable in cash, stock, property or otherwise, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exchangeable for any

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shares of its capital stock, or grant any stock appreciation rights, restricted stock, bonus stock or grant any individual, corporation or other entity any right to acquire any shares or its capital stock (except (i) Seller shall be entitled to pay a cash dividend of not more than $0.20 per share of Seller Common Stock to be declared on April 22, 2003 and to be paid on May 23, 2003, (ii) in the event that the Closing has not occurred on or prior to September 1, 2003, the Seller shall be entitled to declare one or more dividends prior to the Effective Time to holders of record of Seller Common Stock in an amount equal to $0.20 per share for each full calendar quarter after March 31, 2003 and prior to the Effective Time, and (iii) dividends paid by any of the wholly owned subsidiaries of the Seller to the Seller or any of its wholly-owned subsidiaries); or issue, sell pledge or encumber any additional shares of capital stock or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest, except up to a maximum of 649,685 shares of Seller Common Stock pursuant to the exercise of stock options or warrants outstanding as of the date of this Agreement;

            (c)  sell, transfer, mortgage, encumber or otherwise dispose of any of its properties or assets to any individual, corporation or other entity other than a direct or indirect wholly-owned subsidiary, or cancel, release or assign any indebtedness to any such person or any claims held by any such person, except in each case contemplated by this clause (c) in the ordinary course of business consistent with past practice or pursuant to contracts or agreements in force at the date of this Agreement;

            (d)  except for transactions in the ordinary course of business consistent with past practice, make any material investment either by purchase of stock or securities, contributions to capital, property transfers, or purchase of any property or assets of any other individual, corporation or other entity other than a wholly owned subsidiary thereof, or commitment to make such an investment, and, in any event regardless of whether consistent with past practice, make any such investment or commitment to make such an investment which is in excess of $500,000; provided, however, that the terms of this Section 5.2(d) shall not apply to the Seller's investment securities portfolio or gap position, each of which is expressly covered by Section 5.2(j) hereof;

            (e)  increase or decrease its equity ownership position in any corporation or other entity in which Seller holds, as of the date of this Agreement, five percent (5%) or greater of any class of voting securities as defined under the BHCA;

            (f)  except for transactions in the ordinary course of business consistent with past practice, enter into, terminate or renew any material contract or agreement, or make any change in any Seller Contract or in its other material contracts; provided that in no event shall the Seller or any of its subsidiaries enter into any new contract or agreement with, amend or otherwise modify any existing contract or agreement with, or upgrade or otherwise materially change the services provided under any contract or agreement with Metavante Corporation or any of its subsidiaries with respect to online banking services or otherwise;

            (g)  (i) adopt, amend, renew or terminate any plan or any agreement, arrangement or plan between the Seller or any of its subsidiaries and one or more of its current or former directors, officers or employees; (ii) enter into, modify or renew any employment,

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severance or other agreement with any director, officer or employee of the Seller or any of its subsidiaries; provided, however, that Seller may fill vacancies that occur with temporary employees on terms and conditions no more favorable than those offered to the departed employee; (iii) establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund policy or arrangement providing for any benefit to any director, officer or employee except as necessary or appropriate to terminate the Seller ESOP to provide for the contribution and allocation for 2003 as provided in Section 6.5(h) herein, as required by law to terminate the Directors' Deferred Compensation Plan of the Seller and the Officer's Deferred Compensation Plan of the Seller, or in order to maintain the tax-qualified status of the Seller ESOP and the Savings Banks Employees' Retirement Association 401(k) Plan, as adopted by Seller Bank, or as required by an insurer; or (iv) increase in any manner the compensation or fringe benefits of any of its employees or pay any pension or retirement allowance not required by any existing plan or agreement to any such employees or become a party to, amend or commit itself to any pension, retirement, profit-sharing or welfare benefit plan or agreement or employment agreement with or for the benefit of any employee, in all cases contemplated by clauses (i), (ii), (iii) or (iv), other than in the ordinary course of business consistent with past practice; provided, however, that the Seller shall be permitted to make the retention payments contemplated by Section 5.1 and the payments set forth in Section 6.5(d) of the Seller Disclosure Schedule;

            (h)  settle any claim, action or proceeding, except in the ordinary course of business consistent with past practice;

            (i)  amend its Articles of Organization or its By-Laws;

            (j)  other than in the ordinary course of business, restructure or materially change its investment securities portfolio or its gap position, through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported;

            (k)  enter into any new line of business or file any application to relocate or terminate the operations of any banking office of the Seller or any of its subsidiaries or, other than after prior consultation with Buyer, materially expand the business currently conducted by the Seller and its subsidiaries;

            (l)  acquire or agree to acquire, by merging or consolidating with, or by purchasing an equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, Joint Venture, other business organization or any division thereof or any material amount of assets other than OREO;

            (m)  incur or commit to any capital expenditures or any obligations or liabilities in connection therewith other than in the ordinary course of business consistent with past practice, and in all cases the Seller agrees to obtain the consent of the Buyer with respect to any capital expenditures that individually exceed $50,000 or cumulatively exceed $250,000;

            (n)  other than with the cooperation of and in consultation with the Buyer, make or change any material Tax election, file any material amended Tax Return, enter into any

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material closing agreement, settle or compromise any material liability with respect to Taxes, agree to any material adjustment of any Tax attribute, file any claim for a material refund of Taxes, or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment; provided, that, for purposes of this subparagraph (n), "material" shall mean affecting or relating to $50,000 of taxable income;

            (o)  take any action with respect to accounting methods, principles or practices, other than changes required by applicable law or GAAP or regulatory accounting as concurred in by the Seller's independent accountants;

            (p)  make any new or additional equity investment in real estate or commitment to make any such an investment or in any real estate development project, other than in connection with foreclosures, settlements in lieu of foreclosure or troubled loan or debt restructurings in the ordinary course of business consistent with past practice and as required by agreements or instruments in effect as of the date hereof;

            (q)  change in any material respect its loan or investment policies and procedures, except as required by regulatory authorities;

            (r)  enter into or renew, amend or terminate, or give notice of a proposed renewal, amendment or termination of or make any commitment with respect to, (i) any lease, contract, agreement or commitment for office space, operations space or branch space, regardless of where located or to be located, to which the Seller or any of its subsidiaries is, or may be, a party or by which the Seller or any of its subsidiaries or their respective properties is bound; or (ii) regardless of whether consistent with past practices, any lease, contract, agreement or commitment involving an aggregate payment by or to the Seller or any of its subsidiaries of more than $250,000 or having a term of one (1) year or more from the date of execution;

            (s)  commit any act or omission which constitutes a material breach or default by the Seller or any of its subsidiaries under any agreement with any Governmental Authority or under any material contract or material license to which any of them is a party or by which any of them or their respective properties is bound;

            (t)  engage in any activity that would result in the disqualification of Brighton Investment Corp., River Investment Corp. or Temple Investment Corp. as a security corporation, as described in Section 38B(b) of Chapter 63 of the MGL;

            (u)  take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time prior to the Effective Time, or in any of the conditions to the Merger set forth in Article VII not being satisfied or in a violation of any provision of this Agreement, except, in every case, as may be required by applicable law;

            (v)  foreclose on or take a deed or title to any commercial real estate without first conducting a Phase I environmental assessment of the property or foreclose on any commercial real estate if such environmental assessment indicates the presence of Hazardous Materials in amounts which, if such foreclosure were to occur, would be material;

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            (w)  except for communications in the ordinary course of business that do not relate in any manner to the Merger, the Bank Merger or any of the other transactions contemplated hereby or by the Bank Merger Agreement, issue any broadly distributed communication of a general nature to customers or Seller Employees (including without limitation, any general communications relating to benefits and compensation);

            (x)  renew, amend or permit to expire, lapse or terminate or knowingly take any action reasonably likely to result in the creation, renewal, amendment, expiration, lapse or termination of any insurance policies referred to in Section 4.23 hereof; or

            (y)  authorize or agree to, or make any commitment to, take any of the actions prohibited by this Section 5.2.

      5.3  Buyer Forbearances. During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, the Buyer and its Affiliates shall not, and the Buyer shall not permit any of its subsidiaries to, without the prior written consent of the Seller, which consent shall not be unreasonably withheld or delayed:

            (a)  take any action that is intended or may reasonably be expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time prior to the Effective Time, or in any of the conditions of the Merger set forth in Article VII of this Agreement not being satisfied or in a violation of any provision of this Agreement;

            (b)  take any action that is intended or may reasonably be expected to materially adversely affect or, materially delay its ability to obtain any necessary approvals of any Governmental Authority required for the transactions contemplated hereby or to perform its covenants and agreements under this Agreement; or

            (c)  agree to, or make any commitment to, take any of the actions prohibited by this Section 5.3.

      5.4  System Conversions; Timing. From and after the date hereof, the Buyer and the Seller shall meet on a regular basis to discuss how to cooperate and plan for the conversion of the Seller's and its subsidiaries' data processing and related electronic informational systems (collectively, "Information Systems") to those used by the Buyer and its subsidiaries. This planning shall include, but not be limited to, discussion of (a) Seller's third-party service provider arrangements, (b) non-renewal of personal property leases and software licenses used by the Seller or any of its subsidiaries in connection with its systems operations, (c) retention of outside consultants and additional employees to assist with the conversion, (d) outsourcing, as appropriate, of proprietary or self-provided system services and (e) actions necessary and appropriate to facilitate the conversion on the first (1st) day following the Effective Time or such other later date as determined by the Buyer in its sole discretion. Promptly following the Buyer's request, the Seller shall take, and shall cause its subsidiaries to take, all action which is necessary and appropriate to facilitate the conversion either on the first (1st) day following the Effective Time or such other later date as determined by the Buyer in its sole discretion; it being understood that the focus of the conversion with respect to the Information Systems will be to

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provide information to enable the Buyer to adapt its systems to most efficiently interface with the Information Systems; provided, further, that neither the Seller nor any of its subsidiaries shall be obligated to take any action pursuant to this Section 5.4 which is inconsistent with applicable banking laws and regulations, nor will Seller nor any of its subsidiaries be obligated to take any action with respect to its Information Systems which cannot be promptly reversed. In the event that the Seller or any of its subsidiaries takes, at the request of the Buyer, any action to facilitate the conversion that results in the imposition of any reasonable out-of-pocket termination fees, expenses or charges, including the costs of reversing the conversion process, the Buyer shall indemnify the Seller and its subsidiaries for any such fees, expenses and charges, if for any reason the Merger is not consummated.

      5.5  Certain Changes and Adjustments. Prior to the Closing, the Buyer and the Seller shall consult with each other concerning the Seller Bank's loan, litigation and real estate valuation policies and practices (including loan classifications and levels of reserves) and the Buyer's plans with respect to the foregoing after the Effective Time; provided, however, that neither the Seller nor the Seller Bank shall be obligated to take any action pursuant to this Section 5.5 which is inconsistent with GAAP or to which the Seller's independent auditors object and, in any event, unless and until the Buyer acknowledges, and the Seller and the Seller Bank are satisfied, that all conditions to either party's obligation to consummate the Merger have been satisfied and that the Buyer shall consummate the Merger in accordance with the terms of this Agreement. No action taken by the Seller or the Seller Bank pursuant to this Section 5.5 or the consequences resulting therefrom shall be deemed to be a breach of any representation, warranty, agreement or covenant herein or constitute a Material Adverse Effect. In the event that the Seller or any of its subsidiaries takes, at the request of the Buyer, any action pursuant to this Section 5.5, the Buyer shall indemnify the Seller and its subsidiaries for any fees, expenses and charges, and the costs of reversing the action taken, if for any reason the Merger is not consummated.

      5.6  Branches. The Buyer and the Seller shall consult and cooperate with each other concerning the alignment of the Buyer's and the Seller Bank's branches following the Effective Time. Upon mutual agreement of the Seller and the Buyer (which shall not be unreasonably withheld or delayed), the Seller shall cooperate with the Buyer to cause the Seller Bank to prepare and file, or to assist with the preparation and filing, of applications and other notices with all appropriate Governmental Authorities that may be necessary to close or consolidate such branches concurrently with or after the Merger; provided, however, that no such application or other notices may be filed prior to satisfaction or waiver of the conditions precedent set forth in Article VII hereof. If for any reason the Merger is not consummated in accordance with the terms of this Agreement, the Buyer shall reimburse the Seller and its subsidiaries for any fees or expenses incurred in connection with the preparation and filing of such applications at the request of the Buyer.

      5.7  Purchaser Products and Services. From and after the date of this Agreement, the Buyer and the Seller shall consult with each other on the introduction of products and services not currently offered by the Seller Bank which the Buyer would expect to make available to customers following the Effective Time; provided, however, that nothing herein shall obligate the Seller to offer any such products or services prior to the Effective Time.

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      5.8  ALCO Management. The Seller and the Seller Bank agree to manage their assets and liabilities in accordance with Seller's asset and liability management policy as in effect on the date hereof, unless otherwise agreed by the parties. Neither the Seller nor the Seller Bank shall amend or modify such policy without the express written consent of the Buyer. The Seller and the Buyer agree to consult on investment programs to be administered by the Seller Bank.

      5.9  Deposit Incentive Plan. The Seller agrees that it will consult and cooperate with the Buyer in the development and implementation of policies and programs to retain and grow deposits and, following the execution and delivery of this Agreement, the Seller and the Buyer shall adopt and implement a deposit incentive plan for management and branch staff of the Seller and the Seller Bank ("Deposit Incentive Plan") on such terms and conditions as may be mutually agreed upon by the Seller and the Buyer and set forth in the Deposit Incentive Plan. The Seller further agrees that the Deposit Incentive Plan shall include, among other things, deposit pricing, product structure and other initiatives designed to incent management and branch staff to increase the deposits held by the Seller and the Seller Bank through the period of the system conversion.

      5.10  Charitable Foundation. At least two (2) days prior to the Effective Time, the Seller shall establish a charitable foundation, for the benefit of Cambridge, Massachusetts and the other markets served by the Seller, with initial assets of $5,000,000. The trustees of such foundation shall be comprised of the Chief Executive Officer of the Seller and three (3) senior officers of the Buyer; provided, however, that if the Merger is not consummated for any reason all of the trustees of said foundation shall be appointed by the Seller. The Buyer agrees that if the Merger is not consummated for any reason, the Buyer shall reimburse the Seller for all amounts previously contributed to such charitable foundation at the Buyer's request (including the $5,000,000 referenced in the first sentence hereof).

ARTICLE VI - ADDITIONAL AGREEMENTS

      6.1  Regulatory Matters; Consents.

            (a)  The Seller will as promptly as practicable, take all steps necessary to duly call, give notice of, convene and hold a meeting of its stockholders (the "Seller Stockholders Meeting") to be held as soon as possible following clearance by the SEC of the Seller Proxy Statement, for the purpose of approving this Agreement and the Merger.

            (b)  The Seller's Board of Directors has declared this Agreement advisable and has adopted a resolution recommending approval and adoption of this Agreement and the Merger by the Seller's stockholders, and except as provided in Section 6.2 hereof, the Board of Directors of the Seller shall at all times recommend approval and adoption of this Agreement and the Merger by the Seller's stockholders.

            (c)  As soon as practicable after the date hereof, and (assuming commercially reasonable efforts by the Buyer and the Parent to cooperate) in any event within four (4) weeks after the date of this Agreement, the Seller shall prepare and file the Seller Proxy Statement and shall use its reasonable best efforts to have the Seller Proxy Statement cleared by the SEC. The

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Buyer and the Seller shall cooperate with each other in the preparation of the Seller Proxy Statement and the Seller shall notify the Buyer promptly of the receipt of any comments of the SEC with respect to the Seller Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to the Buyer promptly copies of all correspondence between the Seller or any representative of the Seller and the SEC. The Seller shall give the Buyer and its counsel the opportunity to review and discuss the Seller Proxy Statement prior to its being filed with the SEC and shall give the Buyer and its counsel the opportunity to review and discuss all amendments and supplements to the Seller Proxy Statement and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the SEC. Each of the Buyer and the Seller agrees to use its reasonable best efforts, after consultation with the other party hereto, to respond promptly to all such comments of and requests by the SEC and to cause the Seller Proxy Statement and all required amendments and supplements thereto to be mailed to the holders of Seller Common Stock entitled to vote at the Seller Stockholders Meeting referred to in Section 6.1(a) hereof at the earliest practicable time (but in no event later than one (1) week after clearance by the SEC).

            (d)  The parties hereto shall cooperate with each other and use their reasonable best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties and Governmental Authorities which are necessary or advisable to consummate the transactions contemplated by this Agreement (including, without limitation, the Merger and the Bank Merger), and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such Governmental Authorities. The Buyer and the Seller shall have the right to review in advance, and, to the extent practicable, each will consult the other on, in each case subject to applicable laws relating to the exchange of information, all the information relating to the Buyer or the Seller, as the case may be, and any of their respective subsidiaries, which appear in any filing made with, or written materials submitted to, any third party or any Governmental Authority in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto shall act reasonably and as promptly as practicable. The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Authorities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated herein.

            (e)  The Buyer and the Seller shall, upon request, furnish each other with all information concerning themselves, their subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Seller Proxy Statement or any other statement, filing, notice or application made by or on behalf of any Affiliate of the Buyer, the Buyer or the Seller or any of their respective subsidiaries to any Governmental Authority in connection with the Merger, the Bank Merger and the other transactions contemplated by this Agreement.

            (f)  The Buyer and the Seller shall promptly advise each other upon receiving (and the Buyer shall so advise with respect to communications received by any Affiliate of the Buyer) any communication from any Governmental Authority or third party whose consent or approval is required for consummation of the transactions contemplated by this Agreement that

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causes such party to believe that there is a reasonable likelihood that any Requisite Regulatory Approval or third party consent will not be obtained or that the receipt of any such approval will be materially delayed.

            (g)  The Parent, acting in its capacity as the sole stockholder of the Buyer, and the Seller, acting in its capacity as the sole stockholder of the Seller Bank, shall approve the Bank Merger Agreement prior to the Effective Time.

      6.2  No Solicitation. The Seller agrees that, during the term of this Agreement, it shall not, and shall not authorize or permit any of its subsidiaries or any of its or its subsidiaries' directors, officers, employees, agents or representatives (collectively, its "Agents") to, directly or indirectly, solicit, initiate, knowingly encourage, take any action to facilitate, or furnish or disclose nonpublic information in furtherance of, any inquiries or the making of any offer or proposal regarding any Acquisition Transaction, or participate in any discussions or negotiations with, or provide any information to, any Person (other than the Buyer and its Affiliates or representatives) concerning any Acquisition Transaction or enter into any definitive agreement, arrangement or understanding for any Acquisition Transaction or requiring it to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by this Agreement; provided, that the Seller or its Agents may furnish or cause to be furnished information to, and negotiate or otherwise engage in discussions with, any individual or entity that delivers a bona fide written proposal (an "Acquisition Proposal") for an Acquisition Transaction that was not solicited, encouraged or facilitated by the Seller or any of its Agents after the date of this Agreement if and so long as (a) the Board of Directors of the Seller determines (i) in good faith by a majority vote, after consultation with its outside legal counsel, that failing to take such action would be inconsistent with its fiduciary duties under applicable laws and (ii) that such a proposal is or would be reasonably likely to result in a Superior Proposal and (b) prior to furnishing any information to such individual or entity, Seller shall enter into a confidentiality agreement with such individual or entity that is no less restrictive, in any material respect, than the Confidentiality Agreement dated as of April 12, 2003 by and between Parent and Seller, and Seller shall enforce, and shall not waive any of the provisions of any such confidentiality agreement. The Board of Directors of the Seller shall be permitted to withdraw, modify or change in a manner adverse to the Buyer its recommendation to the Seller's stockholders required under Section 6.1(b) hereof with respect to an unsolicited bona fide written Acquisition Proposal if, but only if, (aa) after consultation with the Seller's outside legal counsel, the Board of Directors of the Seller determines in good faith by a majority vote that failing to take such action would be inconsistent with the its fiduciary duties under applicable law; (bb) the Board of Directors of the Seller has determined in good faith by a majority vote that the Acquisition Proposal is a Superior Proposal; (cc) the Board of Directors of the Seller has given the Buyer five (5) business days' prior written notice of its intention to withdraw, modify or change in a manner adverse to the Buyer its recommendation to the Seller's stockholders required under Section 6.1(b) hereof; (dd) the Seller's Board of Directors has considered any changes to the Merger Consideration and to this Agreement (if any) proposed by the Buyer; (ee) the Seller's Board of Directors has determined in good faith by a majority vote, after consultation with the Seller's outside legal counsel and after consultation with a financial advisor of nationally recognized reputation, that such unsolicited proposal remains a Superior Proposal even after the changes proposed by Buyer; and (ff) the Seller has complied in all material respects with this Section 6.2 (provided, that the foregoing shall in no way limit or otherwise

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affect Buyer's right to terminate this Agreement pursuant to Section 8.1(f) hereof). Any such withdrawal, modification or change of the recommendation of the Board of Directors of the Seller shall not change the approval of the Board of Directors of the Seller for purposes of causing any state takeover statute or other state law to be inapplicable to the transactions contemplated by this Agreement, including the Merger or the transactions contemplated by this Agreement.

Seller immediately will cease, and shall cause its Agents and subsidiaries and its subsidiaries' Agents to cease, all existing activities, discussions and negotiations with any individual or entity conducted heretofore with respect to any proposal for an Acquisition Transaction and request the return or destruction of all confidential information regarding Seller or its subsidiaries provided to any such individual or entity prior to the date of this Agreement pursuant to the terms of any confidentiality agreements and the Seller shall enforce, and shall not waive, any of the provisions of any such confidentiality agreement.

From and after the execution of this Agreement, Seller shall advise Buyer within the Notice Period of the receipt, directly or indirectly, of any inquiries, discussions, negotiations, or proposals relating to an Acquisition Transaction (including a summary of material and significant terms and conditions thereof and the identity of the other individual or entity or individuals or entities involved), or its receipt of any request for information from the Federal Reserve Board, the DOJ, or any other Governmental Authority with respect to an Acquisition Transaction, and promptly furnish to Buyer a copy of any such written proposal in addition to a copy of any information provided to or by any third party relating thereto. In addition, Seller shall immediately advise Buyer, in writing, if the Board of Directors of the Seller shall make any determination as to any Acquisition Transaction as contemplated by the proviso to the first sentence of this Section 6.2. Nothing contained in this Section 6.2 shall prohibit Seller from, at any time, taking and disclosing to the Seller's stockholders a position contemplated by Rule 14d-9 or Rule 14e-2 under the Exchange Act or making any disclosure required by Rule 14a-9 under the Exchange Act so long as the requirements set forth in this Section 6.2 are satisfied. For the purposes of this Agreement, "Superior Proposal" shall mean any bona fide Acquisition Transaction on terms the Board of Directors of the Seller determines in its good faith judgment and taking into account the advice of a financial advisor of nationally recognized reputation (taking into account all the terms and conditions of the Acquisition Transaction, including any break-up fees, expense reimbursement provisions and conditions to consummation, the likelihood and anticipated timing of consummation and all legal, financial, regulatory and other aspects of the proposal and the individual or entity making the proposal) are in the aggregate more favorable and provide greater value to all the Seller's stockholders than the Merger Consideration, this Agreement and the Merger taken as a whole. For purposes of this Agreement, "Acquisition Transaction" means any offer or proposal for, or any indication of interest in (a) a merger, tender offer, recapitalization, or consolidation, or any similar transaction, involving the Seller or any Significant Subsidiary, (b) a purchase, lease or other acquisition or assumption of all or a substantial portion of the assets or deposits of the Seller or all or substantially all of the assets or deposits of any Significant Subsidiary, (c) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of beneficial ownership (the term "beneficial ownership" for purposes of this Agreement having the meaning assigned thereto in Section 13(d) of the Exchange Act, and the rules and regulations thereunder) of securities representing ten percent (10%) or more of the voting power of the Seller

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or any Significant Subsidiary, or (d) any substantially similar transaction. For purposes of this Agreement, the term "Notice Period" shall mean (i) with respect to written inquiries or proposals or other written materials, written notice as promptly as practicable and in no event later than twenty-four (24) hours after receipt thereof and (ii) with respect to oral inquires, discussions, negotiations, or proposals, oral notice as promptly as practicable and in no event later than twenty-four (24) hours after receipt thereof, followed by written notice in no event later than one (1) business day after receipt of such oral inquires, discussions, negotiations, or proposals. Nothing in this Section 6.2 shall affect Seller's obligation to hold the Seller Stockholders Meeting in accordance with Section 6.1 hereof.

      6.3  Access to Information.

            (a)  Upon reasonable notice and subject to applicable laws relating to the exchange of information, each of the Buyer and the Seller, for the purposes of verifying the representations and warranties of the other and relating to the Merger and the other matters contemplated by this Agreement, shall, and shall cause each of their respective subsidiaries to, afford to the officers, employees, accountants, counsel and other representatives of the other party, access, during normal business hours during the period prior to the Effective Time, to all of its properties, books, contracts, commitments and records, and, during such period, each of the Buyer and the Seller shall, and shall cause their respective subsidiaries to, make available to the other party (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws or federal or state banking laws (other than reports or documents which the Buyer or the Seller, as the case may be, is not permitted to disclose under applicable law) and (ii) all other information concerning its business, properties and personnel as such party may reasonably request. The Seller also shall provide the Buyer with reasonable access to the Seller's officers, employees and agents and with copies of all periodic reports to the Seller's senior management. Neither the Buyer nor the Seller nor any of their respective subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of the Buyer's or the Seller's, as the case may be, customers, jeopardize the attorney-client privilege of the institution in possession or control of such information or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties hereto will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

            (b)  All information furnished by any party hereto to the other or its representatives pursuant hereto shall be treated as the sole property of the party providing the information and, if the Merger shall not occur, the party being furnished such information shall return to the other party all of such written information and all documents, notes, summaries or other materials containing, reflecting or referring to, or derived from, such information. The parties hereto shall, and shall use their reasonable best efforts to cause their representatives to, keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purpose. The obligation to keep such information confidential shall continue for five years from the date the proposed Merger is abandoned and shall not apply to (i) any information which (x) was already in the possession of the party being furnished such information prior to the disclosure thereof by the other party, (y) was then generally known to the public, or (z) was disclosed to the party being furnished such information

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by a third party not bound by an obligation of confidentiality; or (ii) disclosures made as required by law.

            (c)  No investigation by either of the parties or their respective representatives shall affect the representations and warranties of the other set forth herein.

      6.4  Legal Conditions to Merger. Each of the Buyer and its Affiliates, and the Seller shall, and the Seller shall cause its subsidiaries to, use their reasonable best efforts (a) to take, or cause to be taken, all actions necessary, proper or advisable to comply promptly with all legal requirements that may be imposed on such party or its subsidiaries with respect to the Merger and, subject to the conditions set forth in Article VII hereof, to consummate the transactions contemplated by this Agreement, and (b) to obtain (and to cooperate with the other party to obtain) any material consent, authorization, order or approval of, or any exemption by, any Governmental Authority and any other third party that is required to be obtained by the Buyer or the Seller or any of their respective subsidiaries in connection with the Merger, the Bank Merger and the other transactions contemplated by this Agreement.

      6.5  Employment and Benefit Matters.

            (a)  Provision of Benefits. As soon as practicable after the Effective Time, the Buyer agrees to provide the employees of the Seller and its subsidiaries who remain employed after the Effective Time (the "Seller Employees") with at least the types and levels of employee benefits (including employee contribution levels) maintained from time to time by the Buyer or any Affiliate of the Buyer for similarly-situated employees of the Buyer. The Buyer will treat, and cause the applicable benefit plans to treat, the service of Seller Employees with Seller or any subsidiary of Seller attributable to any period before the Effective Time as service rendered to the Buyer or any Affiliate of the Buyer for purposes of eligibility to participate, vesting and for other appropriate benefits including, but not limited to, applicability of minimum waiting periods for participation, but not for benefit accrual (including minimum pension amount), eligibility for early retirement and eligibility for retiree welfare benefit plans, attributable to any period before the Effective Time. Without limiting the foregoing, the Buyer shall not treat any Seller Employee as a "new" employee for purposes of any exclusions under any health or similar plan of the Buyer or any Affiliate of the Buyer for a pre-existing medical condition, and any deductibles or out-of-pocket expenses paid under any of Seller's or its subsidiaries health plans shall be credited towards deductibles and out-of-pocket expenses under the health plans of the Buyer or any Affiliate of the Buyer upon delivery to the Buyer of appropriate documentation. The Buyer will make appropriate arrangements with its insurance carrier(s) to ensure such result.

            (b)  Continuation of Plans. Unless otherwise expressly provided herein, the Buyer shall have sole discretion with respect to the determination as to whether or when to terminate, merge or continue any employee benefit plans and programs of the Seller; provided, however, that the Buyer shall continue to maintain the Seller plans (other than stock-based or incentive plans or stock funds in retirement plans) until the Seller Employees are permitted to participate in the plans of the Buyer or any Affiliate of the Buyer. Nothing in this Agreement shall alter or limit the Buyer's obligations, if any, under ERISA, as amended by the Consolidated Omnibus Budget Reconciliation Act of 1985 and/or the Health Insurance Portability and Accountability Act of 1996, with respect to the rights of Seller Employees and their qualified

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beneficiaries in connection with the group health plan maintained by the Seller as of the Effective Time.

            (c)  Severance Pay Plan. The Buyer shall provide severance pay to any Seller Employee who is not otherwise covered by a specific termination or change in control agreement and who is terminated by the Buyer or its Affiliates for reasons other than cause (which shall mean gross negligence or dereliction in the performance of such employee's duties, dishonesty or commission of a crime) in the one (1) year period immediately following the Closing Date in accordance with the terms of the Severance Pay Plan of Seller Bank. Payment of severance pay is conditioned on the execution by Seller Employee of a release in a form satisfactory to the Buyer and the expiration of any statutory expiration period.

            (d)  Compensation Agreements. Following the Effective Time, subject to the provisions of Section 6.5(e) hereof, the Buyer and its Affiliates shall honor and shall cause its subsidiaries to honor in accordance with their terms all written employment, termination, severance, change in control, and other compensation agreements all as disclosed in Section 6.5(d) of the Seller Disclosure Schedule. Seller shall use its best efforts to obtain from each of the individuals named in Section 6.5(d) of Seller Disclosure Schedule an agreement (a "Settlement Agreement") to accept in full settlement of his or her rights under the specified programs the amounts and benefits determined under his or her Settlement Agreement (the aggregate amount of such payment to be specified in Section 6.5(d) of Seller Disclosure Schedule) and pay such amounts to such individuals who are employed at the Effective Time. As to, and only as to, each individual who enters into a Settlement Agreement, Buyer acknowledges and agrees that (i) the Merger constitutes a "Change of Control" or "Change in Control" for all purposes pursuant to such agreements, plans and arrangements and (ii) in light of Buyer's plans relating to management assignments and responsibilities with respect to the business of Buyer from and after the Effective Time, each director or officer or employee who is a party to, or is otherwise subject to, any such agreement will, upon consummation of the Merger, be considered to have terminated employment thereunder and receive the severance or other similar benefits as if there was a termination of employment for "Good Reason," "involuntary termination," constructive discharge, (including, but not limited to, demotion or reduction in compensation) or other similar events, regardless of whether such termination of employment has occurred or subsequently occurs. Any director or officer or employee of Seller who is a party to a Settlement Agreement shall be entitled to receive the benefits payable or to be otherwise provided under such Settlement Agreement as a result of such deemed termination on the. Closing Date, and Buyer agrees to provide the non-cash benefits provided in the Settlement Agreement; provided, however, that prior to payment, the employee executes and delivers to Seller an instrument in form and substance reasonably satisfactory to Buyer and Seller releasing Buyer and its Affiliates from any further liability for monetary payments under such agreement. In the case of any employee whose employment terminates as of the Effective Time, who has executed and delivered a Settlement Agreement, and who delivers the aforementioned instrument of release, payment of the monetary amounts specified for such person in Section 6.5(d) of the Seller Disclosure Schedule shall be made on the Closing Date.

            (e)  Fringe Benefits. Buyer agrees to permit the individuals listed in Section 6.5(e) of Seller Disclosure Schedule to retain the items indicated in Section 6.5(e) of Seller

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Disclosure Schedule as their own property following the Effective Time on the terms and conditions set forth in Section 6.5(e) of the Seller Disclosure Schedule.

            (f)  Parachute Payouts. Notwithstanding anything to the contrary contained in this Agreement, and except as set forth in Section 6.5(f) of the Seller Disclosure Schedule, in no event shall the Seller, the Buyer, the Surviving Corporation or the Surviving Bank, or any of their respective subsidiaries, take any action or make any payments that would result, either individually or in the aggregate, in the payment of a "parachute payment" within the meaning of Code Section 280G or that would result, either individually or in the aggregate, in payments that would be nondeductible pursuant to Code Section 162(m). The Seller and the Buyer shall use commercially reasonable efforts to resolve matters relating to any of the foregoing.

            (g)  Continuation of Employment. No provision of this Section 6.5 shall create any third party beneficiary rights in any employee or former employee (including any beneficiary or dependent thereof) of the Seller in respect of continued employment (or resumed employment) with the Buyer or any of its Affiliates and no provision of this Section 6.5 shall create such rights in any such persons in respect of any benefits that may be provided, directly or indirectly, under any employee program or any plan or arrangement which may be established by the Buyer or any of its Affiliates. No provision of this Agreement shall constitute a limitation on the rights to amend, modify or terminate after the Effective Time any such plans or arrangements of the Buyer or any of its Affiliates.

            (h)  Seller ESOP. As soon as practicable following the Effective Time, the Seller shall cause the Seller Bank to file or cause to be filed all necessary documents with the IRS, for a favorable determination letter for termination of the Seller ESOP as of the Effective Time. As soon as practicable after the receipt of a favorable determination letter for termination from the IRS, the account balances in the Seller ESOP shall be distributed to participants and beneficiaries in accordance with applicable law and the Seller ESOP. Prior to the Effective Time, contributions to, and payments on the loan of, the Seller ESOP shall be made consistent with past practices on the regularly scheduled payment dates; provided, however, that the Seller ESOP shall be amended to so that a contribution will be made by Seller immediately prior to the Closing Date sufficient to release a number of shares equal to five-twelfths of the shares that would otherwise be released for the 2003 plan year. The fiduciaries of the Seller ESOP as of the date of this Agreement as set forth in Section 6.5(h) of Seller Disclosure Schedule ("ESOP Fiduciaries") shall continue to administer the termination of the Seller ESOP until all assets held thereunder are distributed and the Seller ESOP is terminated and a favorable letter on such termination is received from the IRS. The ESOP Fiduciaries may retain appropriate advisors to effectuate the objectives of this Section 6.5(h), provided that any application to the IRS for a favorable determination letter and the allocation of any surplus under the Seller ESOP shall be subject to reasonable review by Buyer's counsel. All reasonable expenses incurred by the ESOP Fiduciaries after the Effective Time and approved in advance by Buyer shall be paid by Buyer.

      6.6  Directors' and Officers' Indemnification and Insurance.

            (a)  In the event of any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, any such claim, action, suit, proceeding or investigation in which any person who is now, or has been at

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any time prior to the date of this Agreement, or who becomes prior to the Effective Time, a director or officer or employee of Seller or any of its subsidiaries (the "Indemnified Parties") is, or is threatened to be, made a party based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he is or was a director, officer or employee of the Seller, any of the Seller's subsidiaries or any of their respective predecessors or (ii) this Agreement or any of the transactions contemplated hereby, whether in any case asserted or arising before or after the Effective Time, the parties hereto agree to cooperate and use their best efforts to defend against and respond thereto. It is understood and agreed that after the Effective Time, the Buyer shall indemnify and hold harmless, as and to the fullest extent permitted by law, each such Indemnified Party against any losses, claims, damages, liabilities, costs, expenses (including reasonable attorney's fees and expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party to the fullest extent permitted by law upon receipt of any undertaking required by applicable law), judgments, fines and amounts paid in settlement in connection with any such threatened or actual claim, action, suit, proceeding or investigation, and in the event of any such threatened or actual claim, action, suit, proceeding or investigation (whether asserted of arising before or after the Effective Time), the Indemnified Parties may retain counsel reasonably satisfactory to them after consultation with the Buyer; provided, however, that (w) the Buyer shall have the right to assume the defense thereof and upon such assumption the Buyer or the Surviving Bank shall not be liable to any Indemnified Party for any legal expenses of other counsel or any other expenses subsequently incurred by any Indemnified Party in connection with the defense thereof, except that if the Buyer elects not to assume such defense or counsel for the Indemnified Parties and reasonably advises the Indemnified Parties that there are issues which raise conflicts of interest between the Buyer and the Indemnified Parties, the Indemnified Parties may retain counsel reasonably satisfactory to them after consultation with the Buyer, and the Buyer shall pay the reasonable fees and expenses of such counsel for the Indemnified Parties, (x) the Buyer shall be obligated pursuant to this paragraph to pay for only one firm of counsel for all Indemnified Parties, unless the proposed counsel for the Indemnified Parties reasonably advises the Indemnified Parties that there are issues which raise conflicts of interest among such parties, in which case the Buyer shall pay the reasonable fees and expenses of one additional counsel to the extent necessary to avoid such conflict, (y) the Buyer shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld) and (z) the Buyer shall have no obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and nonappealable, that indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable law. Any Indemnified Party wishing to claim Indemnification under this Section 6.6, upon learning of any such claim, action, suit, proceeding or investigation, shall notify the Buyer thereof, provided, that the failure to so notify shall not affect the obligations of the Buyer under this Section 6.6 except to the extent such failure to notify materially prejudices the Buyer. The Buyer's obligations under this Section 6.6 shall continue in full force and effect for a period of six (6) years from the Effective Time; provided, however, that all rights to indemnification in respect of any claim asserted or made within such period shall continue until the final disposition of such claim.

            (b)  The Buyer shall maintain the Seller's (including its subsidiaries') existing directors' and officers' liability insurance (the "D&O Insurance") covering persons who are currently covered by the Seller's D&O Insurance for a period of six (6) years after the Effective

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Time on terms no less favorable than those in effect on the date hereof and shall at the Effective Time provide evidence of such extension of coverage to the Seller; provided, however, that the Buyer may substitute therefor policies providing substantially comparable coverage and containing terms and conditions no less favorable than those in effect on the date hereof. In connection with the foregoing, the Seller agrees to provide such insurer or substitute insurer with such representations as such insurer may request with respect to the reporting of any prior claims.

            (c)  In the event the Buyer or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Buyer assume the obligations set forth in this Section 6.6.

            (d)  The provisions of this Section 6.6 are intended to be for the benefit of, and enforceable by, each Indemnified Party and his or her heirs and representatives, and nothing herein shall affect any indemnification rights that any Indemnified Party and his or her heirs and representatives may have under the Articles of Organization or By-Laws of the Seller or the equivalent documents of any of the Seller's subsidiaries, any contract or applicable law.

      6.7  Additional Agreements. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation or the Surviving Bank with full title to all properties, assets, rights, approvals, immunities and franchises of any of the parties to the Merger or the Bank Merger, the proper officers and directors of each party to this Agreement and their respective subsidiaries shall take all such necessary action as may be reasonably requested by, and at the sole expense of, the Buyer.

      6.8  Advice of Changes. The Buyer and the Seller shall each promptly notify the other party of any change or event having a Material Adverse Effect on it or which it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants contained herein; provided, however, that the delivery of any notice pursuant to this Section 6.8 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

      6.9  Update of Disclosure Schedules. From time to time prior to the Effective Time, the Seller will promptly supplement or amend the Seller Disclosure Schedule to reflect any matter which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in the Seller Disclosure Schedule or which is necessary to correct any information in the Seller Disclosure Schedule which has been rendered inaccurate thereby. In addition, at or prior to the Effective Time, the Seller shall provide the Buyer with a copy of the complete Seller Disclosure Schedule, marked to show any and all such supplements and amendments, and/or, if no such supplements or amendments were made to a particular Section of the Seller Disclosure Schedule, the Seller shall provide the Buyer with a certificate signed on behalf of the Seller by a duly authorized officer of the Seller to such effect. No supplement or amendment to the Seller Disclosure Schedule shall have any effect for the purpose

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of determining satisfaction of the conditions set forth in Section 7.2(b) hereof or compliance by the Seller with the covenants set forth in Article V hereof.

      6.10  Current Information.

            (a)  As soon as practicable, the Seller will furnish to the Buyer copies of all such financial statements and reports as it or any of its subsidiaries shall send to its stockholders, the SEC or any other Governmental Authority, to the extent any such reports furnished to any such Governmental Authority are not confidential and except as legally prohibited thereby, and will furnish to the Buyer such additional financial data as the Buyer may reasonably request.

            (b)  Promptly upon receipt thereof, the Seller will furnish to the Buyer copies of all internal control reports submitted to the Seller and its subsidiaries by independent auditors in connection with each annual, interim or special audit of the books of the Seller and its subsidiaries made by such auditors.

            (c)  The Seller will promptly notify the Buyer of any material change in the normal course of business or in the operation of the properties of the Seller or any of its subsidiaries and of any governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the institution or the threat of material litigation involving the Seller or any of its subsidiaries, and will keep the Buyer reasonably informed of such events.

      6.11  Transition Committee. Immediately upon the execution of this Agreement, the Seller shall designate certain of its respective employees as "Liaisons." During the period from the date of this Agreement to the Effective Time, the Seller's Liaisons will (a) confer on a regular and continued basis with representatives of the Buyer to report on (i) the general status of the ongoing operations of the Seller and its subsidiaries, (ii) the status of, and the action proposed to be taken with respect to, those loans held by the Seller or any of its subsidiaries which, either individually or in combination with one or more other loans to the same borrower thereunder, have an aggregate outstanding principal amount of $500,000 or more and are classified or non-performing assets, (iii) the status of, and the action proposed to be taken with respect to, foreclosed property and OREO and (iv) the status of the development and implementation of a system conversion plan, which shall begin promptly after the date hereof, and (b) communicate with respect to the manner in which the business of the Seller and its subsidiaries are conducted and the disposition of certain assets after the Effective Time, the type and mix of products and services, personnel matters, branch alignment, branch closings, the granting of credit, and problem loan management, reserve adequacy and accounting. In order to facilitate the foregoing, the Seller and the Buyer shall promptly establish a transition committee which will be led by a representative of the Buyer and which will meet on a regular basis to discuss these matters and may establish sub-committees from time-to-time to pursue various issues. In addition, during the period from the date of this Agreement to the Effective Time, within two (2) business days after the Seller Bank delivers to the members of any of its credit committees applicable information and reports for the next upcoming meeting of such committee, the Seller shall provide to a representative designated by the Buyer located in Boston, Massachusetts access to the same information and reports as are provided to the Seller Bank's credit committee members with respect to new loans or renewals thereof and extensions of credit proposed to be made by the

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Seller Bank in excess of $500,000. The representative designated by the Buyer shall also be allowed to attend any of the Seller Bank's credit committee meetings for all loans or loan renewals and be a non-voting observer thereof. The Seller, if requested by the Buyer, will assist the Buyer to prepare to sell a portion of its single family residential mortgage loans and mortgage loan servicing rights following the Effective Time; provided, that Buyer shall indemnify the Seller and its subsidiaries for any fees, expenses and charges incurred by Seller in connection therewith if the Merger is not consummated. The Seller shall designate its Chief Executive Officer and its President to assist Buyer with interim operating and conversion matters.

      6.12  Bank Merger. Unless otherwise determined by the Buyer prior to the Closing, at the effective time of the Bank Merger the Articles of Organization and By-Laws of the Buyer, as in effect immediately prior thereto, shall be the Articles of Organization and By-Laws of the Surviving Bank until thereafter amended as provided by law and such Articles of Organization and By-Laws. The directors of the Buyer immediately prior to the effective time of the Bank Merger, along with the Chief Executive Officer of Seller, shall be the directors of the Surviving Bank, each to hold office in accordance with the Articles of Organization and By-Laws of the Surviving Bank and until their respective successors are duly elected or appointed and qualified. The officers of the Buyer immediately prior to the effective time of the Bank Merger shall be the officers of the Surviving Bank, each to hold office in accordance with the Articles of Organization and By-Laws of the Surviving Bank and until their respective successors are duly elected or appointed and qualified.

      6.13  Organization of the Merger Sub.

            (a)  Prior to the Effective Time, the Buyer will take any and all necessary action to cause (i) the Merger Sub to be organized, (ii) the Merger Sub to become a direct wholly-owned subsidiary of the Buyer, (iii) the directors and stockholders of the Merger Sub to approve the transactions contemplated by this Agreement, (iv) the Merger Sub to execute one or more counterparts to this Agreement and to deliver at least one such counterpart so executed to the Seller, whereupon the Merger Sub shall become a party to and be bound by this Agreement, and (v) the Merger Sub to take all necessary action to complete the transactions contemplated hereby subject to the terms and conditions hereof.

            (b)  On and as of the date the Merger Sub becomes a party to this Agreement, the Buyer and the Merger Sub shall, jointly and severally, represent and warrant to the Seller as follows:

      (i)  The Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and all of its outstanding capital stock is owned, directly, by the Buyer. Since the date of its organization, the Merger Sub has not engaged in any activities other than in connection with or as contemplated by this Agreement;

      (ii)  The Merger Sub has all necessary corporate power and authority to enter into this Agreement and to carry on its obligations hereunder. The execution and delivery of this Agreement by the Merger Sub and the consummation of the transactions contemplated hereby have been duly authorized

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by all necessary corporate action on the part of the Merger Sub and will not (y) conflict with or violate the Articles of Organization or By-Laws of the Merger Sub or (z) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Merger Sub or by which any of its properties or assets is bound or affected; and

      (iii)  The Merger Sub has executed and delivered this Agreement and this Agreement constitutes the legal, valid and binding obligation of the Merger Sub enforceable against the Merger Sub in accordance with its terms.

      6.14  Community Commitments. From and after the Effective Time, Buyer shall use its reasonable efforts to continue the community commitments undertaken by the Seller Bank prior to the date hereof in the communities currently served by the Seller Bank.

      6.15  Citizens Financial Group, Inc. The Parent agrees to cause the Buyer, its subsidiary, to perform its obligations hereunder, and the Parent and the Buyer shall be jointly and severally liable for all of the obligations of the Buyer hereunder.

      6.16  Section 16 Matters. Prior to the Effective Time, the Board of Directors of each of Buyer and Seller, or appropriate committees of non-employee directors thereof, shall adopt (if necessary) a resolution consistent with the interpretive guidance of the SEC so that the disposition by any officer or director of Seller or any Seller Subsidiary who is a covered person of Seller for purposes of Section 16 under the Exchange Act (together with the rules and regulations promulgated thereunder, "Section 16") of shares of Seller Common Stock or Seller stock options pursuant to this Agreement and the Merger shall be an exempt transaction for purposes of Section 16.

      6.17  Loan Loss Reserves. Prior to the Closing Date, Seller may make such adjustments to its Loan Loss Reserve as may be mutually agreed upon by Buyer and Seller; provided, however, that the Seller shall not be required to make any such increases to its reserves as would be expressly inconsistent with GAAP and all other applicable laws, rules and regulations. During the period from the date of this Agreement to the Effective Time, the Seller also shall provide the Buyer, upon the Buyer's reasonable request, with any information regarding the Loan Loss Reserve.

      6.18  Consolidation of Corporate Structure. Prior to the Closing Date, and subject to prior receipt of all required regulatory approvals, compliance with applicable law, and satisfaction or waiver of the conditions precedent set forth in Article VII, Seller may cause each subsidiary of the Seller and Joint Venture mutually agreed upon by Buyer and Seller to be liquidated, merged or divested (either in whole or in part). In the event that the Merger is not consummated, the Buyer shall indemnify the Seller for any and all costs and expenses incurred by the Seller with respect to the actions taken pursuant to this Section 6.18.

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ARTICLE VII - CONDITIONS PRECEDENT

      7.1  Conditions to Each Party's Obligations To Effect the Merger. The respective obligation of each party to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

            (a)  Stockholders' Approval. This Agreement and the transactions contemplated hereby shall have been approved by the requisite affirmative vote of the holders of shares of Seller Common Stock present and voting at the Seller Stockholders Meeting in accordance with applicable law (such approval, the "Stockholder Approval").

            (b)  Other Approvals. All regulatory approvals required to consummate the transactions contemplated hereby shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired (all such approvals and the expiration of all such waiting periods being referred to herein as "Requisite Regulatory Approvals").

            (c)  No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger, the Bank Merger or any of the other transactions contemplated by this Agreement shall be in effect. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Authority which prohibits, materially restricts or makes illegal consummation of the Merger or the Bank Merger.

      7.2  Conditions to the Obligations of the Buyer. The obligation of the Buyer to effect the Merger is also subject to the satisfaction or waiver by the Buyer, at or prior to the Effective Time, of the following conditions:

            (a)  Absence of Material Adverse Changes. There shall not have occurred any change in the business, assets, financial condition or results of operations of the Seller or any of its subsidiaries which has had, or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on the Seller and its subsidiaries taken as a whole.

            (b)  Representations and Warranties. The representations and warranties of Seller contained in this Agreement that are qualified as to materiality shall be true and correct and any such representations and warranties that are not so qualified shall be true and correct in all material respects, in each case, as of the date of this Agreement and as of the Effective Time as though made as of the Effective Time except as otherwise specifically contemplated by this Agreement and except as to any representation or warranty which specifically relates to an earlier date. The Buyer shall have received a certificate to the foregoing effect signed by the Chairman or President and the Chief Financial Officer of the Seller.

            (c)  Performance of Obligations of the Seller. The Seller shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Buyer shall have received a certificate signed on behalf of the Seller by the Chairman or President and the Chief Financial Officer to such effect.

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            (d)  Consents Under Agreements. The consent, approval or waiver of each person (other than Requisite Regulatory Approvals contemplated in Section 7.1(b)) whose consent or approval shall be required in order to permit the lawful consummation of the Merger and the Bank Merger shall have been obtained, and none of such permits, consents, waivers, clearances, approvals and authorizations shall contain any term or condition which would materially impair the value of the Seller or the Seller Bank to the Buyer.

            (e)  Stockholder Agreements. On the date hereof, agreements, substantially in the form attached as Exhibit II hereto, shall be executed and delivered by each member of the Seller's Board of Directors and each senior executive officer of the Seller and any of its subsidiaries as set forth in Section 7.2(e) of the Seller Disclosure Schedule. Such agreements shall remain in full force and effect at the Effective Time.

      7.3  Conditions to the Obligations of the Seller. The obligation of the Seller to effect the Merger is also subject to the satisfaction or waiver by the Seller, at or prior to the Effective Time, of the following conditions:

            (a)  Representations and Warranties. The representations and warranties of the Buyer contained in this Agreement that are qualified as to materiality shall be true and correct, and any such representations and warranties that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Effective Time (or, if made as of a specified date, only as of such date). The Seller shall have received a certificate to the foregoing effect signed by the Chairman or President and the Chief Financial Officer of the Buyer.

            (b)  Performance of Obligations of the Buyer. The Buyer shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and the Seller shall have received a certificate signed on behalf of the Buyer by the Chairman or President and the Chief Financial Officer to such effect.

ARTICLE VIII - TERMINATION, AMENDMENT AND WAIVER

      8.1  Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of this Agreement and the transactions contemplated hereby by the stockholders of the Seller:

            (a)  by mutual consent of the Seller and the Buyer in a written instrument, if the Board of Directors of each so determines by a vote of a majority of the members of its entire Board;

            (b)  by either the Board of Directors of the Buyer or the Board of Directors of the Seller if any Governmental Authority that must grant a Requisite Regulatory Approval has denied approval of the Merger and such denial has become final and nonappealable or any Governmental Authority of competent jurisdiction shall have issued a final nonappealable order permanently enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement;

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            (c)  by either the Board of Directors of the Buyer or the Board of Directors of the Seller if the Merger shall not have been consummated on or before January 17, 2004, unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth herein;

            (d)  by either the Board of Directors of the Buyer or the Board of Directors of the Seller (provided, that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein), in the event of a material breach by the other party of any representation, warranty, covenant or other agreement contained herein which breach is not cured after thirty (30) days written notice thereof is given to the party committing such breach;

            (e)  by either the Buyer or the Seller if the approval of the Seller's stockholders required for the consummation of the Merger shall not have been obtained by reason of the failure to obtain the required vote at a duly held meeting of such party's stockholders or at any adjournment thereof; or

            (f)  by the Buyer, if the Board of Directors of the Seller shall not have publicly recommended to the stockholders of the Seller that such stockholders vote in favor of the approval of this Agreement, the Merger and the other transactions contemplated hereby; or shall have withdrawn, modified or amended such recommendation in a manner materially adverse to the Buyer.

      8.2  Effect of Termination.

            (a)  In the event of termination of this Agreement by either the Buyer or the Seller as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, and none of the Buyer, the Seller, any of their respective subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby, except that (i) Sections 6.3(b), 8.2, 9.2 and 9.3 and all obligations of the Buyer to indemnify or reimburse the Seller under Articles V and VI hereof and all other obligations of the parties intended to be performed after the termination of this Agreement shall survive any termination of this Agreement; provided, however, that, notwithstanding anything to the contrary herein, all obligations of the Buyer to indemnify or reimburse the Seller under Articles V and VI hereof shall terminate in the event that this Agreement is terminated by the Buyer pursuant to Section 8.1(f) hereof; and (ii) notwithstanding anything to the contrary contained in this Agreement, neither the Buyer nor the Seller shall be relieved or released from any liabilities or damages arising out of its willful breach of any provision of this Agreement.

            (b)  If this Agreement is terminated as a result of any breach of a representation, warranty, covenant or other agreement which is caused by the willful breach of a party hereto, such party shall be liable to the other party for all out-of-pocket costs and expenses, including, without limitation, the reasonable fees and expenses of lawyers, accountants and investment bankers, incurred by such other party in connection with the entering into of this Agreement and the carrying out of any and all acts contemplated hereunder ("Expenses"). The

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payment of Expenses is not an exclusive remedy, but is in addition to any other rights or remedies available to the parties hereto at law or in equity.

            (c)  In the event this Agreement is terminated by:

(i) the Buyer pursuant to Section 8.1(f);

      (ii)  either the Buyer or Seller pursuant to Section 8.1(e) in circumstances where the Board of Directors of the Seller shall not have publicly recommended to the stockholders of the Seller that such stockholders vote in favor of the approval of this Agreement, the Merger and the other transactions contemplated hereby or shall have withdrawn, modified or amended such recommendation in a manner adverse to Buyer; or

      (iii)  either the Buyer or Seller pursuant to Section 8.1(e) in circumstances where both (y) within twelve (12) months of such termination, the Seller shall have entered into an agreement to engage in or there has otherwise occurred an Acquisition Transaction with any person other than the Buyer or any Affiliate of the Buyer and (z) at the time of such termination or event giving rise to such termination, it shall have been publicly announced that any Person (other than the Buyer or any Affiliate of the Buyer) shall have (A) made, or disclosed an intention to make, a bona fide offer to engage in an Acquisition Transaction, or (B) filed an application (or given a notice), whether in draft or final form, under the BHCA or the Change in Bank Control Act of 1978, for approval to engage in an Acquisition Transaction, then Seller shall make a single cash payment to the Buyer in the amount of $14,000,000 upon such termination. Any payment required under this Section 8.2(c) shall be payable by the Seller to the Buyer (by wire transfer of immediately available funds to an account designated by the Buyer) within two (2) business days after demand by the Buyer.

      8.3  Amendment. Subject to compliance with applicable law, this Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with Merger by the stockholders of the Buyer and the Seller; provided, however, that after any approval of the transactions contemplated by this Agreement by the stockholders of the Seller, no amendment of this Agreement shall be made which by law requires further approval by the stockholders of the Seller without obtaining such approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

      8.4  Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein; provided, however, that after any approval of the transactions contemplated by this Agreement by the stockholders of the Seller, no extension or

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waiver of this Agreement or any portion thereof shall be made which by law requires further approval by the stockholders of the Seller without obtaining such approval. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE IX - MISCELLANEOUS

      9.1  Closing. Subject to the terms and conditions of this Agreement, the closing of the Merger (the "Closing") will take place at 10:00 a.m. on a date and at a place to be specified by the parties, which shall be no later than five (5) business days after the satisfaction or waiver (subject to applicable law) of the latest to occur of the conditions set forth in Article VII hereof (other than those conditions that relate to actions to be taken at Closing), unless extended by mutual agreement of the parties (the "Closing Date").

      9.2  Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement (other than the Bank Merger Agreement, which shall terminate in accordance with its terms) shall survive the Effective Time, except for Sections 6.5 (Employment and Benefits Matters) and 6.6 (Directors' and Officers' Indemnification and Insurance) and any other section which by its terms specifically applies in whole or in part after the Effective Time.

      9.3  Expenses. Except as may otherwise be agreed to hereunder or in other writing by the parties, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

      9.4  Notices. All notices or other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by prepaid registered or certified mail (return receipt requested) or by telecopy, cable, telegram or telex addressed as follows:

(a) If to Buyer, to:	Citizens Bank of Massachusetts 28 State Street Boston, MA 01209
	Attention:	Thomas J. Hollister President and Chief Executive Officer

(b) If to Parent, to:	Citizens Financial Group, Inc. One Citizens Plaza Providence, RI 02903-1339
	Attention:	Lawrence K. Fish Chairman, President and Chief Executive Officer

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and to:	Citizens Financial Group, Inc. 28 State Street Boston, MA 02109
	Attention:	Joel J. Brickman, Esq. Senior Vice President, General Counsel and Secretary
Tel: (617) 725-5928 Fax: (617) 725-5620

with required copies to:	Goodwin Procter LLP One Exchange Place Boston, MA 02109
	Attention:	Regina M. Pisa, P.C.
Tel: (617) 570-1525 Fax: (617) 523-1231
Gregory J. Lyons, P.C.
Tel: (617) 570-1329 Fax: (617) 523-1231

(c) If to Seller, to:	Port Financial Corp. 1380 Soldiers Field Road Brighton, MA 02135-9808
	Attention:	James B. Keegan Chief Executive Officer
Tel: (617) 779-2610 Fax: (617) 779-8967

(d) with required copies to:	Thacher Proffitt & Wood 1700 Pennsylvania Avenue, N.W. Washington, D.C. 20006
	Attention:	Richard A. Schaberg, Esq.
Tel: (202) 347-8400 Fax: (202) 626-1930

or such other address as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date so mailed or otherwise sent as provided above.

      9.5  Interpretation. When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are

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used in this Agreement, they shall be deemed to be followed by the words "without limitation." No provision of this Agreement shall be construed to require the Seller or the Buyer or any their respective subsidiaries or Affiliates to take any action which would violate applicable law, rule or regulation. The phrases "the date of this Agreement," "the date hereof" and terms of similar import, unless the context otherwise requires, shall be deemed to be April 17, 2003.

      9.6  Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

      9.7  Entire Agreement. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

      9.8  Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without regard to any applicable conflicts of laws principles.

      9.9  Severability. In the event that any one or more provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and the parties shall use their reasonable best efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the original purposes and intents of this Agreement.

      9.10  Publicity. Except as otherwise required by applicable law, neither the Buyer nor the Seller shall, or shall permit any of its subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld.

      9.11  Assignment; Reliance of Other Parties. Neither this Agreement nor any of the rights, interests or obligations shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Except as otherwise specifically provided in Sections 6.5(d) and 6.6 hereof, this Agreement (including the documents and instruments referred to herein) is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

      9.12  Specific Performance. The parties hereto agree that irreparable damage would occur in the event that the provisions contained in this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions thereof in any court of the United

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States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

      9.13  Alternative Structure. Notwithstanding anything to the contrary contained in this Agreement, at any time prior to the Effective Time, the Buyer shall be entitled to revise the structure of the Merger, the Bank Merger and the other transactions contemplated hereby, provided, that, each of the transactions comprising such revised structure shall not (a) subject the stockholders of Seller, Seller or any of its subsidiaries to adverse tax consequences, (b) change the amount or form of consideration to be received by the stockholders of Seller, (c) alter to the detriment of the Seller or its stockholders the benefits to be received by the Seller's stockholders hereunder, (d) jeopardize or materially delay or impede the receipt of any required regulatory approvals relating to the consummation of the Merger or the Bank Merger, or (e) reduce the obligations of any party hereunder or under the Bank Merger Agreement. This Agreement and any related documents shall be appropriately amended in order to reflect any such revised structure.

      9.14  Definitions. Except as otherwise provided herein or as otherwise clearly required by the context, the following terms shall have the respective meanings indicated when used in this Agreement:

      "Acquisition Proposal" shall have the meaning ascribed thereto in Section 6.2 hereof.

      "Acquisition Transaction" shall have the meaning ascribed thereto in Section 6.2 hereof.

      "Affiliate" shall mean, with respect to any Person, any other Person controlling, controlled by or under common control with such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") means the possession, directly or indirectly, of power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.

      "Agents" shall have the meaning ascribed thereto in Section 6.2 hereof.

      "Agreement" shall have the meaning ascribed thereto in the recitals.

      "Agreements" shall have the meaning ascribed thereto in Section 4.18(a) hereof.

      "Articles of Merger" shall have the meaning ascribed thereto in Section 1.2 hereof.

      "Bank Common Stock" shall have the meaning ascribed thereto in Section 4.2(b) hereof.

      "Bank Merger" shall have the meaning ascribed thereto in the recitals.

      "Bank Merger Agreement" shall have the meaning ascribed thereto in the recitals.

      "Bank Preferred Stock" shall have the meaning ascribed thereto in Section 4.2(b) hereof.

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      "Bank Regulator" shall mean and include, any pertinent federal or state Governmental Authority charged with the supervision of banks or bank or financial holding companies or engaged in the insurance of bank deposits, including without limitation, the Federal Reserve Board, the FDIC, the Massachusetts Commissioner and the MBBI.

      "BHCA" shall mean the Bank Holding Company Act of 1956, as amended.

      "Buyer" shall have the meaning ascribed thereto in the recitals.

      "Certificate" shall have the meaning ascribed thereto in Section 1.4(b) hereof.

      "C.F.R." shall mean the Code of Federal Regulations.

      "Closing" shall have the meaning ascribed thereto in Section 9.1 hereof.

      "Closing Date" shall have the meaning ascribed thereto in Section 9.1 hereof.

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

      "CRA" shall mean the Community Reinvestment Act of 1977, as amended.

      "D&O Insurance" shall have the meaning ascribed thereto in Section 6.6(b) hereof.

      "Deposit Incentive Plan" shall have the meaning ascribed thereto in Section 5.9 hereof.

      "DIF" shall mean the Massachusetts Depositors Insurance Fund or any successor thereto.

      "Dissenting Shares" shall have the meaning ascribed thereto in Section 1.4(d) hereof.

      "DOJ" shall mean the United States Department of Justice.

      "DPC Shares" shall have the meaning ascribed thereto in Section 1.4(c) hereof.

      "Effective Time" shall have the meaning ascribed thereto in Section 1.2 hereof.

      "Environment" shall mean soil, land surface or subsurface strata, real property, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins and wetlands), groundwaters, water body sediments, drinking water supplies, sediments, ambient air (including indoor air), ambient air, plant and animal life (including fish and all other aquatic life), and any other environmental medium or natural resources.

      "Environmental Claims" shall mean any and all pending or threatened administrative or judicial actions, suits, orders, claims, liens, notices, notices of violation, investigations, complaints, requests for information, proceedings or other written communications, whether criminal or civil, pursuant to or relating to any applicable Environmental Law by any person (including without limitation, any Governmental Authority) based upon, alleging, asserting or claiming any actual or potential (a) violation of, or liability under, any Environmental Law, (b) violation of, or liability under, any Environmental Permit, or (c) liability for the presence in or Release into the Environment of any Hazardous Materials at any Owned Property, including


without limitation, any off-site location to which Hazardous Materials or materials containing Hazardous Materials were sent for handling, storage, treatment or disposal, or have migrated, including without limitation, any investigatory costs, cleanup costs, removal costs, remedial costs, response costs, natural resource damages, property damage, personal injury, fines or penalties arising out of, based on, resulting from or related to the foregoing.

      "Environmental Laws" shall mean all applicable federal, state and local, civil and criminal laws, regulations or legal requirements relating to pollution or protection of the Environment, natural resources or public health and safety, including without limitation, laws relating to Release of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, Release, transport, disposal or handling of Hazardous Materials. "Environmental Laws" shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. SECTIONS 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. SECTIONS 180 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. SECTIONS 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. SECTIONS 1251 et seq.), the Clean Air Act (42 U.S.C. SECTIONS 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. SECTIONS 2601 et seq.), the Oil Pollution Act (33 U.S.C. SECTIONS 2701 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. SECTIONS 11001 et seq.), the Occupational Safety and Health Act (29 U.S.C. SECTIONS 651 et seq.), and all other state laws analogous to any of the above.

      "Environmental Permits" shall mean any federal, state or local permit, license, approval, consent or authorization required by any Governmental Authority under or in connection with any Environmental Law, and includes without limitation any and all orders, consent orders or binding agreements issued or entered into by a Governmental Authority under any applicable Environmental Law.

      "Environmental Reports" shall mean any environmental audit, environmental risk assessment, environmental site assessment or other investigation, whether prepared by or on behalf of the Seller or any of its subsidiaries, or otherwise in any of their possession, custody or control.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

      "ESOP Fiduciaries" shall have the meaning ascribed thereto in Section 6.5(h) hereof.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Exchange Agent" shall have the meaning ascribed thereto in Section 2.1 hereof.

      "Expenses" shall have the meaning ascribed thereto in Section 8.2(b) hereof.

      "FDIA" shall mean the Federal Deposit Insurance Act, as amended.

      "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor thereto.


      "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of Boston, as applicable, or any successor thereto.

      "Filed Tax Returns" shall have the meaning ascribed thereto in Section 4.13(a) hereof.

      "Financial Services Authority" shall mean the independent non-governmental body that regulates the financial services industry in the United Kingdom.

      "GAAP" shall mean generally accepted accounting principles and practices in effect from time to time within the United States applied consistently throughout the period involved.

      "Governmental Authority" shall mean any United States or foreign, federal, state or local governmental commission, board, body, bureau, or other regulatory authority, agency, including courts and other judicial bodies, or any self-regulatory body or authority, including any instrumentality or entity designed to act for or on behalf of the foregoing.

      "Hazardous Materials" shall mean (a) any petrochemical or petroleum products, oil or coal ash, radon gas, asbestos or asbestos-containing material, polychlorinated biphenyls or transformers or other equipment that contains polychlorinated biphenyls, lead-based paint, urea formaldehyde foam insulation, (b) any chemicals, materials, substances or wastes which are defined or regulated as "hazardous substances," "hazardous materials," "hazardous constituents," "restricted hazardous materials," "extremely hazardous substances," "hazardous wastes," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "toxic air pollutants," "pollutants," "contaminants" or words of similar meaning and regulatory effect, including without limitation, as the foregoing may be defined under any Environmental Laws, and (c) any other chemicals, material wastes or substances, the exposure to or treatment, storage, transportation, disposal or Release of which is prohibited, limited or regulated by any Environmental Laws.

      "Indemnified Parties" shall have the meaning ascribed thereto in Section 6.6(a) hereof.

      "Information Systems" shall have the meaning ascribed thereto in Section 5.4 hereof.

      "IRS" shall mean the Internal Revenue Service.

      "Joint Venture" shall mean any corporation, limited liability company, limited liability partnership, partnership, joint venture, trust, association or other entity which is not a subsidiary of the Seller, as the case may be, and in which (a) the Seller, directly or indirectly, owns or controls any shares of any class of the outstanding voting securities or other equity interests, including without limitation, an equity investment, as such term as of the date hereof is defined in the FDIC's rules and regulations regarding activities and investments of insured state banks at 12 C.F.R. SECTION 362.2(g), or (b) the Seller or one of its subsidiaries is a general partner.

      "Liaisons" shall have the meaning ascribed thereto in Section 6.11 hereof.

      "Liens" shall have the meaning ascribed to such term in Section 4.19(a) hereof.


      "Loan Loss Reserves" shall mean the reserves established by the Seller in accordance with its customary practices with respect to Loans as of the Closing Date.

      "Loan Property" shall mean any property in which the Seller or any of its subsidiaries holds a security interest, and, where required by the context (as a result of foreclosure), said term means the owner or operator of such property.

      "Loans" shall have the meaning ascribed to such term in Section 4.20 hereof.

      "Massachusetts Commissioner" shall mean the Commissioner of Banks of the Commonwealth of Massachusetts or any successor thereto.

      "Massachusetts Secretary" shall mean the Secretary of the Commonwealth of Massachusetts.

      "Material Adverse Effect" shall mean, with respect to any Person, a change or effect that is or is reasonably likely to be materially adverse to the business, results of operations or financial condition of such Person and its subsidiaries taken as a whole; provided, however, that "Material Adverse Effect" shall not be deemed to include the impact of (a) changes in laws and regulations or interpretations thereof by Governmental Authorities generally applicable to depository institutions and their holding companies (including, without limitation, changes in state and federal tax law, and changes in insurance deposit assessment rates and special assessments with respect thereto), (b) changes in GAAP or regulatory accounting principles generally applicable to financial institutions and their holding companies, (c) actions and omissions of the Seller or any of its subsidiaries taken with the prior written consent of the Buyer, (d) the direct effects of compliance with this Agreement on the operating performance of the parties including expenses incurred by the parties hereto in consummating the transactions contemplated by this Agreement, and (e) changes in interest rates generally.

      "MBBI" shall mean the Massachusetts Board of Bank Incorporation or any successor thereto.

      "MBCL" shall mean the Massachusetts Business Corporation Law, MGL chapter 156B, SECTIONS 1 et seq., as amended.

      "Merger" shall have the meaning ascribed thereto in the recitals.

      "Merger Consideration" shall have the meaning ascribed thereto in Section 1.4(a) hereof.

      "Merger Sub" shall have the meaning ascribed thereto in the recitals.

      "MGL" shall mean the Massachusetts General Laws, as amended.

      "MHPF" shall mean the Massachusetts Housing Partnership Fund or any successor thereto.

      "NASDAQ" shall mean the National Market System of the National Association of Securities Dealers Automated Quotation System or any successor thereto.


      "Notice Period" shall have the meaning ascribed thereto in Section 6.2 hereof.

      "OREO" shall mean other real estate owned.

      "Owned Property" shall have the meaning ascribed thereto in Section 4.24(a) hereof.

      "Parent" shall have the meaning ascribed thereto in the recitals.

      "Person" shall mean any individual, corporation, partnership, Joint Venture, association, trust, unincorporated organization or other legal entity, or any governmental agency or political subdivision thereof.

      "Release" shall have the meaning set forth in Environmental Laws, but also shall include without limitation, any threatened Release, spill, leak, discharge, disposal, pump, pour, emit, empty, inject, leach, dump or allow to escape into or through the Environment or the site. The term "Released" shall have a corresponding meaning.

      "Remediation" shall mean an action of any kind to address a Release of Hazardous Materials or the presence of Hazardous Materials, including without limitation, any or all of the following activities to the extent they relate to or arise from the presence of a Hazardous Materials at the: (a) monitoring, investigation, assessment, treatment, cleanup, containment, removal, mitigation, response or restoration work; (b) obtaining any permits, consents, approvals or authorizations of any Governmental Authority necessary to conduct any such activity; (c) preparing and implementing any plans or studies for any such activity; (d) obtaining a written notice from a Governmental Authority with jurisdiction under Environmental Laws that no material additional work is required by such Governmental Authority; (e) the use, implementation, application, installation, operation or maintenance of removal actions, remedial technologies applied to the surface or subsurface soils, excavation and treatment or disposal of soils at an Off-Site Location, systems for long-term treatment of surface water or ground water, engineering controls or institutional controls; and (f) any other activities reasonably determined to be necessary or appropriate under Environmental Laws to address the presence or Release of Hazardous Materials.

      "Requisite Regulatory Approvals" shall have the meaning ascribed thereto in Section 7.1(b) hereof.

      "Sandler" shall have the meaning ascribed thereto in Section 4.6 hereof.

      "SEC" shall mean the Securities and Exchange Commission.

      "SEC Reports" shall have the meaning ascribed thereto in Section 4.9(a) hereof.

      "Section 16" shall have the meaning ascribed thereto in Section 6.16 hereof.

      "Seller" shall have the meaning ascribed thereto in the recitals.

      "Seller Balance Sheet" shall have the meaning ascribed thereto in Section 4.5 hereof.


      "Seller Bank" shall have the meaning ascribed thereto in the recitals.

      "Seller Benefit Plans" shall have the meaning ascribed thereto in Section 4.15(a) hereof.

      "Seller Common Stock" shall have the meaning ascribed thereto in Section 1.4(a) hereof.

      "Seller Companies" shall have the meaning ascribed thereto in Section 4.13(a) hereof.

      "Seller Contract" shall have the meaning ascribed to such term in Section 4.18(a) hereof.

      "Seller Disclosure Schedule" shall mean the disclosure schedule relating to the Seller and its subsidiaries, as applicable, delivered to Buyer together herewith.

      "Seller Employees" shall have the meaning ascribed thereto in Section 6.5(a) hereof.

      "Seller ESOP" shall have the meaning ascribed thereto in Section 1.4(c) hereof.

      "Seller Intellectual Property Assets" shall have the meaning ascribed thereto in Section 4.29 hereof.

      "Seller Other Plans" shall have the meaning ascribed thereto in Section 4.15(a) hereof.

      "Seller Pension Plans" shall have the meaning ascribed thereto in Section 4.15(a) hereof.

      "Seller Preferred Stock" shall have the meaning ascribed thereto in Section 4.2(a) hereof.

      "Seller Proxy Statement" shall have the meaning ascribed thereto in Section 3.8 hereof.

      "Seller Reports" shall have the meaning ascribed thereto in Section 4.9(a) hereof.

      "Seller Restricted Shares" shall have the meaning ascribed thereto in Section 1.6(b).

      "Seller Restricted Share Plan" shall have the meaning ascribed thereto in Section 1.6(b).

      "Seller Stock Option Plan" shall have the meaning ascribed thereto in Section 1.6(a) hereof.

      "Seller Stockholders Meeting" shall have the meaning ascribed thereto in Section 6.1(a) hereof.

      "Seller" shall have the meaning ascribed thereto in the recitals.

      "Settlement Agreement" shall have the meaning ascribed thereto in Section 6.5(d) hereof.

      "Shares" shall have the meaning ascribed thereto in Section 1.4(a) hereof.

      "Stockholder Agreements" shall mean those certain Stockholder Agreements dated as of the date hereof respectively between the Buyer and each member of the Seller's Board of Directors and each senior executive officer of the Seller or any of its subsidiaries set forth in


Section 7.2(e) of the Seller Disclosure Schedule and substantially in the form attached hereto as Exhibit II.

      "Stockholder Approval" shall have the meaning ascribed thereto in Section 7.1(a) hereof.

      "Stock Option" shall have the meaning ascribed thereto in Section 1.6(a) hereof.

      "Subsidiaries" shall mean, when used with reference to a party, any corporation or other organization, whether incorporated or unincorporated, of which such party or any other subsidiary of such party is a general partner (excluding partnerships the general partnership interests of which held by such party or any subsidiary of such party do not have a majority of the voting interests in such partnership), or, with respect to such corporation or other organization, at least twenty percent (20%) of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions is directly or indirectly owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries.

      "Superior Proposal" shall have the meaning ascribed thereto in Section 6.2 hereof.

      "Surviving Bank" shall have the meaning ascribed thereto in the recitals.

      "Surviving Corporation" shall have the meaning ascribed thereto in Section 1.1 hereof.

      "Tax" shall mean any federal, state, country, local or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, intangibles, social security, unemployment, disability, payroll, license, employee or other tax or levy, of any kind whatsoever, including any interest, penalties or additions to tax in respect of the foregoing.

      "Tax Return" shall mean any return, declaration, report, claim for refund, information return or other document (including any related or supporting estimates, elections, schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Tax or the administration of any laws, regulations or administrative requirements relating to any Tax.

      "Transaction Documents" shall mean this Agreement, the Bank Merger Agreement and the Stockholder Agreements.

      "Trust Account Shares" shall have the meaning ascribed thereto in Section 1.4(c) hereof.

      "USA PATRIOT Act" shall have the meaning ascribed thereto in Section 4.17 hereof.

      "U.S.C." shall mean the United States Code.

[SIGNATURE PAGE FOLLOWS]


      IN WITNESS WHEREOF, the Buyer, Parent and the Seller have caused this Agreement to be executed as a sealed instrument by their duly authorized officers as of the day and year first above written.

CITIZENS FINANCIAL GROUP, INC.

	By:	/s/ Lawrence K. Fish
		Name:	Lawrence K. Fish
		Title:	Chairman, President and Chief Executive Officer
Attest:

	By:	/s/ Michael Edwards
		Name:	Michael Edwards
Secretary		Title:	Senior Vice President and Treasurer

CITIZENS BANK OF MASSACHUSETTS

	By:	/s/ Thomas J. Hollister
		Name:	Thomas J. Hollister
		Title:	President and Chief Executive Officer
Attest:

	By:	/s/ Michael Edwards
		Name:	Michael Edwards
Assistant Clerk		Title:	Executive Vice President and Treasurer


PORT FINANCIAL CORP.

	By:	/s/ James B. Keegan
		Name:	James B. Keegan
		Title:	Chief Executive Officer

	By:	/s/ Jane L. Lundquist
		Name:	Jane L. Lundquist
		Title:	President
Attest:

	By:	/s/ Charles Jeffrey
		Name:	Charles Jeffrey
Clerk		Title:	Senior Vice President, Treasurer and Chief Financial Officer


APPENDIX B

April 17, 2003

Board of Directors
Port Financial Corp.
1380 Soldiers Field Road
Brighton, Massachusetts 02135-9808

Ladies and Gentlemen:

      Port Financial Corp. ("Port") has entered into an Agreement and Plan of Merger (the "Agreement"), dated as of April 17, 2003, with Citizens Bank of Massachusetts and its parent corporation, Citizens Financial Group, Inc. (collectively, "Citizens"), pursuant to which Port will be acquired by Citizens through the merger of a newly formed subsidiary of Citizens with and into Port (the "Merger"). Under the terms of the Agreement, upon consummation of the Merger, each share of Port common stock, par value $.01 per share, issued and outstanding immediately prior to the Merger (the "Port Shares"), other than certain shares specified in the Agreement, will be converted into the right to receive $54.00 in cash without interest (the "Merger Consideration"). The terms and conditions of the Merger are more fully set forth in the Agreement. You have requested our opinion as to the fairness, from a financial point of view, of the Merger Consideration to the holders of Port Shares.

      Sandler O'Neill & Partners, L.P., as part of its investment banking business, is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In connection with this opinion, we have reviewed, among other things: (i) the Agreement and certain of the exhibits and schedules thereto; (ii) certain publicly available financial statements and other historical financial information of Port that we deemed relevant; (iii) certain publicly available historical financial information of Citizens that we deemed relevant; (iv) internal financial projections for Port for the year ending December 31, 2003 prepared by and reviewed with management of Port and the views of senior management of Port, based on limited discussions with them, regarding Port's business, financial condition, results of operations and prospects; (v) the views of senior management of Citizens, based on limited discussions with representatives of senior management, regarding Citizen's financial condition and prospects; (vi) the publicly reported historical price and trading activity for Port's common stock, including a comparison of certain financial and stock market information for Port with similar publicly available information for certain other companies the securities of which are publicly traded;


Board of Directors
Port Financial Corp.
April 17, 2003

(vii) the financial terms of certain recent business combinations in the savings institution industry, to the extent publicly available; (viii) the current market environment generally and the banking environment in particular; and (x) such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered relevant.

      In performing our review, we have relied upon the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by Port or Citizens or their respective representatives or that was otherwise reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. We have further relied on the assurances of management of Port and Citizens that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading. We have not been asked to and have not undertaken an independent verification of any of such information and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of Port or Citizens or any of their subsidiaries, or the collectibility of any such assets, nor have we been furnished with any such evaluations or appraisals. We did not make an independent evaluation of the adequacy of the allowance for loan losses of Port or Citizens or any of their subsidiaries nor have we reviewed any individual credit files relating to Port or Citizens or any of their subsidiaries and, with your permission, we have assumed that their respective allowances for loan losses are adequate to cover such losses. With respect to the financial projections reviewed with Port's management, Port's management has confirmed that they reflect the best currently available estimates and judgments of such management of the future financial performance of Port and we have assumed that such performance will be achieved. We express no opinion as to such financial projections or the assumptions on which they are based. We have also assumed that there has been no material change in Port's or Citizens's assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to us. We have assumed in all respects material to our analysis that Port and Citizens will remain as going concerns for all periods relevant to our analyses, that all of the representations and warranties contained in the Agreement and all related agreements are true and correct, that each party to such agreements will perform all of the covenants required to be performed by such party under such agreements and that the conditions precedent in the Agreement are not waived.

      Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect this opinion. We have not undertaken to update, revise, reaffirm or withdraw this opinion or otherwise comment upon events occurring after the date hereof. We are expressing no opinion herein as to the prices at which Port's common stock may trade at any time.


Board of Directors
Port Financial Corp.
April 17, 2003

      We have acted as Port's financial advisor in connection with the Merger and will receive a fee for our services, a significant portion of which is contingent upon consummation of the Merger. We will also receive a fee for rendering this opinion. In the past, we have also provided certain other investment banking services for Port and have received compensation for such services. As we have previously advised you, we have in the past provided investment banking services to Citizens and have received fees for those services.

      In the ordinary course of our business as a broker-dealer, we may purchase securities from and sell securities to Port and Citizens or their affiliates. We may also actively trade the equity securities of Port for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

      Our opinion is directed to the Board of Directors of Port in connection with its consideration of the Merger and does not constitute a recommendation to any shareholder of Port as to how such shareholder should vote at any meeting of shareholders called to consider and vote upon the Merger. Our opinion is directed only to the fairness of the Merger Consideration to Port shareholders from a financial point of view and does not address the underlying business decision of Port to engage in the Merger, the relative merits of the Merger as compared to any other alternative business strategies that might exist for Port or the effect of any other transaction in which Port might engage. Our opinion is not to be quoted or referred to, in whole or in part, in a registration statement, prospectus, proxy statement or in any other document, nor shall this opinion be used for any other purposes, without Sandler O'Neill's prior written consent; provided, however, that we hereby consent to the inclusion of this opinion as an appendix to Port's Proxy Statement to be sent to holders of Port Shares in connection with the Merger and to the references to this opinion therein.

      Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by the holders of Port Shares is fair to such shareholders from a financial point of view.

Very truly yours,

/s/ Sandler O'Neill & Partners, L.P.

Sandler O'Neill & Partners, L.P.


APPENDIX C

GENERAL LAWS OF MASSACHUSETTS
PART I. ADMINISTRATION OF THE GOVERNMENT
TITLE XXII. CORPORATIONS
CHAPTER 156B. CERTAIN BUSINESS CORPORATIONS

SECTION 85. DISSENTING STOCKHOLDER; RIGHT TO DEMAND
PAYMENT FOR STOCK; EXCEPTION

      A stockholder in any corporation organized under the laws of Massachusetts which shall have duly voted to consolidate or merge with another corporation or corporations under the provisions of sections seventy-eight or seventy-nine who objects to such consolidation or merger may demand payment for his stock from the resulting or surviving corporation and an appraisal in accordance with the provisions of sections eighty-six to ninety-eight, inclusive, and such stockholder and the resulting or surviving corporation shall have the rights and duties and follow the procedure set forth in those sections. This section shall not apply to the holders of any shares of stock of a constituent corporation surviving a merger if, as permitted by subsection (c) of section seventy-eight, the merger did not require for its approval a vote of the stockholders of the surviving corporation.

SECTION 86. SECTIONS APPLICABLE TO APPRAISAL; PREREQUISITES

      If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

SECTION 87. STATEMENT OF RIGHTS OF OBJECTING STOCKHOLDERS
IN NOTICE OF MEETING; FORM

      The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:


      "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (OR, IN THE CASE OF A CONSOLIDATION OR MERGER, THE NAME OF THE RESULTING OR SURVIVING CORPORATION SHALL BE INSERTED), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."

SECTION 88. NOTICE OF EFFECTIVENESS OF ACTION OBJECTED TO

      The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed a written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

SECTION 89. DEMAND FOR PAYMENT; TIME FOR PAYMENT

      If within twenty days after the date of mailing of a notice under subsection (e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight, any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

SECTION 90. DEMAND FOR DETERMINATION OF VALUE; BILL IN
EQUITY; VENUE

      If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day Period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.


SECTION 91. PARTIES TO SUIT TO DETERMINE VALUE; SERVICE

      If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

SECTION 92. DECREE DETERMINING VALUE AND ORDERING PAYMENT;
VALUATION DATE

      After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or, if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

SECTION 93. REFERENCE TO SPECIAL MASTER

      The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.


SECTION 94. NOTATION ON STOCK CERTIFICATES OF PENDENCY OF
BILL

      On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for the notation thereon of the pendency of the bill and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

SECTION 95. COSTS; INTEREST

      The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

SECTION 96. DIVIDENDS AND VOTING RIGHTS AFTER DEMAND FOR
PAYMENT

      Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

(1)	A bill shall not be filed within the time provided in section ninety;

(2)	A bill, if filed, shall be dismissed as to such stockholder; or

(3)

Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

      Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

SECTION 97. STATUS OF SHARES PAID FOR

      The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock, or in the case of a

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consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

SECTION 98. EXCLUSIVE REMEDY; EXCEPTION

      The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

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Port Financial Corp.	REVOCABLE PROXY

This Proxy is solicited on behalf of the Board of Directors of
Port Financial Corp.
for the Special Meeting of Stockholders to be held on July 1, 2003.

      The undersigned stockholder of Port Financial Corp. hereby appoints Paul R. Corcoran, Jr. and Daniel C. Crane, Esq., each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Port Financial Corp. held of record by the undersigned on May 15, 2003, at the Special Meeting of Stockholders of Port Financial Corp. (the "Special Meeting") to be held at 9:00 a.m. Eastern Time, on July 1, 2003, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the Special Meeting of Stockholders and Proxy Statement, dated May 30, 2003, or any adjournment thereof, as follows:

(1)

To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger dated as of April 17, 2003 by and among Citizens Bank of Massachusetts ("Citizens Bank"), Citizens Financial Group, Inc. (collectively, with Citizens Bank, "Citizens"), and Port Financial Corp., which provides for, among other things, (a) the merger of Port Financial with a newly created acquisition subsidiary of Citizens Bank, with Port Financial as the surviving corporation; (b) the payment of $54.00 cash per share for each share of common stock of Port Financial outstanding, other than certain excluded shares; and (c) the merger of Cambridgeport Bank, a subsidiary of Port Financial, with and into Citizens Bank pursuant to an agreement and plan of merger to be entered into by and among Port Financial, Cambridgeport Bank and Citizens Bank.

For	Against	Abstain
[ ]	[ ]	[ ]

(2)	To transact such other business as may properly be brought before the special meeting, or any adjournment or postponement of the meeting.

For	Against	Abstain
[ ]	[ ]	[ ]

The Board of Directors of Port Financial Corp. unanimously recommends a vote "FOR" the proposal described in Item 1.	I Will Attend the Special Meeting.	[ ]
	Please Mark Your Choice Like This in Blue or Black Ink.	[X]

This Proxy, when properly executed, will be voted in the manner directed by the shareholder. If no direction is given, this Proxy will be voted "FOR" approval of Proposals 1 and 2. Not voting, or failing to instruct your broker how to vote shares held for you in the broker's name, will have the same effect as voting against the merger agreement and the merger. This Proxy may be revoked at any time before it is executed.

      The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement for the Special Meeting dated May 30, 2003.

_____________________________________

_____________________________________
Signature(s)

Dated:___________________________, 2003

Please sign exactly as your name appears on this Proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

Please Mark, Sign, Date and Return this Proxy promptly in the enclosed envelope.

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